As filed with the Securities and Exchange Commission on August 20, 2004
                                                            File No. 333-_______

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. _______
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)

                               PIONEER VALUE FUND

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to:  David C. Phelan, Esq.
            Wilmer Cutler Pickering Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                           COMBINED PROXY STATEMENT OF

                            SAFECO COMMON STOCK TRUST

                            on behalf of its Series:

                         Safeco International Stock Fund
                              Safeco Balanced Fund
                             Safeco Core Equity Fund
                          Safeco Large-Cap Growth Fund
                           Safeco Large-Cap Value Fund
                           Safeco Small-Cap Value Fund
                        Safeco Growth Opportunities Fund
                           Safeco Multi-Cap Core Fund

                            SAFECO TAXABLE BOND TRUST

                            on behalf of its Series:

                  Safeco Intermediate-Term U.S. Government Fund
                           Safeco High-Yield Bond Fund

                          SAFECO TAX-EXEMPT BOND TRUST

                            on behalf of its Series:

                  Safeco Intermediate-Term Municipal Bond Fund
                     Safeco California Tax-Free Income Fund
                           Safeco Municipal Bond Fund

                            SAFECO MANAGED BOND TRUST

                            on behalf of its Series:

                       Safeco Intermediate-Term Bond Fund

                            SAFECO MONEY MARKET TRUST

                            on behalf of its Series:

                            Safeco Money Market Fund
                        Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the " Safeco Funds")

                The address and telephone number of each Trust is

                                [INSERT ADDRESS]

                             [INSERT PHONE NUMBER ]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR [   ], 2004

TO THE SHAREHOLDERS OF THE FUNDS:

A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of [address] on [ ], 2004 at [ : ] [a/p].m., local time, to consider the following:

     1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a

          "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets at the closing. Generally, each Pioneer Fund is an existing mutual fund with substantially similar investment objective and policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with investment objective and policies substantially the same as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

     2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

     3.   Any other business that may properly come before the Meeting.

Shareholders of record as of the close of business on [   ], 2004, are entitled
to vote at the Meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, YOUR SAFECO FUND MAY BE REQUIRED TO MAKE ADDITIONAL SOLICITATIONS.

                                             By order of the Boards of Trustees,

                                             [Name]
                                             [Title]

[   ], 2004

                           COMBINED PROXY STATEMENT OF

                            SAFECO COMMON STOCK TRUST

                            on behalf of its Series:

                         Safeco International Stock Fund
                              Safeco Balanced Fund
                             Safeco Core Equity Fund
                          Safeco Large-Cap Growth Fund
                           Safeco Large-Cap Value Fund
                           Safeco Small-Cap Value Fund
                        Safeco Growth Opportunities Fund
                           Safeco Multi-Cap Core Fund

                            SAFECO TAXABLE BOND TRUST

                            on behalf of its Series:

                  Safeco Intermediate-Term U.S. Government Fund
                           Safeco High-Yield Bond Fund

                          SAFECO TAX-EXEMPT BOND TRUST

                            on behalf of its Series:

                  Safeco Intermediate-Term Municipal Bond Fund
                     Safeco California Tax-Free Income Fund
                           Safeco Municipal Bond Fund

                            SAFECO MANAGED BOND TRUST

                            on behalf of its Series:

                       Safeco Intermediate-Term Bond Fund

                            SAFECO MONEY MARKET TRUST

                            on behalf of its Series:

                            Safeco Money Market Fund
                        Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the " Safeco Funds")

                The address and telephone number of each Trust is

                                [INSERT ADDRESS]
                             [INSERT PHONE NUMBER ]

                                   PROSPECTUS
                          FOR INVESTOR CLASS SHARES OF

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                     PIONEER CALIFORNIA TAX FREE INCOME FUND
                           PIONEER CASH RESERVES FUND
                                  PIONEER FUND
                        PIONEER GROWTH OPPORTUNITIES FUND

                              PIONEER GROWTH SHARES
                             PIONEER HIGH YIELD FUND
                        PIONEER INTERNATIONAL EQUITY FUND
                           PIONEER MID CAP VALUE FUND
                           PIONEER MUNICIPAL BOND FUND
                          PIONEER SMALL CAP VALUE FUND
                          PIONEER TAX FREE INCOME FUND
                       PIONEER TAX FREE MONEY MARKET FUND
                               PIONEER VALUE FUND

                             (each a "Pioneer Fund")

    The address and telephone number of each Pioneer Fund is 60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or 1-800-225-6292.

This combined proxy statement and prospectus ( "Proxy Statement/Prospectus") dated [____], 2004 is being furnished to shareholders of the series listed above (each a "Safeco Fund") of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust and Safeco Managed Bond Trust (each a "Safeco Trust," and collectively, the "Safeco Trusts") in connection with the solicitation by the respective boards of trustees (the "Boards, or the "Trustees") of the Safeco Trusts of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at [INSERT ADDRESS] on [___], 2004 at [time]. The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim advisory agreement for each Safeco Fund. The following table indicates the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, which Safeco Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.

                     SAFECO FUND                  PIONEER FUND                    SHAREHOLDERS ENTITLED TO VOTE              PAGE
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1           Safeco Balanced Fund         Pioneer Balanced Fund           Safeco Balanced Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2           Safeco California Tax-Free   Pioneer California Tax Free     Safeco California Tax-Free Income Fund
                     Income Fund                  Income Fund                     shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3           Safeco Core Equity Fund      Pioneer Fund                    Safeco Core Equity Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4           Safeco Growth                Pioneer Growth                  Safeco Growth Opportunities Fund
                     Opportunities Fund           Opportunities Fund              shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5           Safeco High-Yield Bond       Pioneer High Yield Fund         Safeco High-Yield Bond Fund
                     Fund
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6           Safeco Intermediate-Term     Pioneer Bond Fund               Safeco Intermediate-Term Bond Fund
                     Bond Fund                    shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7           Safeco Intermediate-Term     Pioneer Tax Free Income         Safeco Intermediate-Term Municipal Bond
                     Municipal Bond Fund          Fund                            Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 8           Safeco Intermediate-Term     Pioneer America Income          Safeco Intermediate-Term U.S. Government
                     U.S. Government Fund         Trust                           Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 9           Safeco International Stock   Pioneer International Equity    Safeco International Stock Fund
                     Fund                         Fund                            shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 10          Safeco Large-Cap Growth      Pioneer Growth Shares           Safeco Large-Cap Growth Fund
                     Fund                                                         shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 11          Safeco Large-Cap Value       Pioneer Value Fund              Safeco Large-Cap Value Fund shareholders
                     Fund
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 12          Safeco Money Market Fund     Pioneer Cash Reserves Fund      Safeco Money Market Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 13          Safeco Multi-Cap Core Fund   Pioneer Mid Cap Value Fund      Safeco Multi-Cap Core Fund shareholders
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 14          Safeco Municipal Bond        Pioneer Municipal Bond Fund     Safeco Municipal Bond Fund shareholders
                     Fund
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

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
PROPOSAL 15          Safeco Small-Cap Value       Pioneer Small Cap Value         Safeco Small-Cap Value Fund shareholders
                     Fund                         Fund
---------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 16          Safeco Tax-Free Money        Pioneer Tax Free Money          Safeco Tax-Free Money Market Fund
                     Market Fund                  Market Fund                     shareholders
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PROPOSAL 17(a) -     Each Fund                    Not applicable                  Shareholders of each Fund voting separately
(p)                                                                               as to the proposal that affects their Fund
---------------------------------------------------------------------------------------------------------------------------------

WHERE TO GET MORE INFORMATION
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
The Safeco Funds' prospectuses dated April 30, 2004.        Available to you free of charge by calling 1-800-528-6501.  Each prospectus, which is also on file with the SEC, is incorporated by reference into this proxy statement and prospectus.

The Safeco Funds' annual report dated December 31, 2003
and semiannual report dated June 30, 2004.                  Available to you free of charge by calling 1-800-528-6501.  Also on file with the SEC.  See "Available Information."  These reports are incorporated by reference into this Proxy Statement and Prospectus.
---------------------------------------------------------------------------------------------------------------------------------
Each Pioneer Funds' current prospectus and each Pioneer     Available to you free of charge by calling 1-800-225-6292.  These
Fund's most recent annual and semi-annual reports to        prospectuses are also on file with the SEC.
shareholders
---------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint        Available to you free of charge by calling 1-800-225-6292.  Also on
proxy statement and prospectus (the "SAI"), dated           file with the SEC.  This SAI is incorporated by reference into this
September    , 2004.  It contains additional information    Proxy Statement and Prospectus.
about your Safeco Funds and the Pioneer Funds.
---------------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and             Call your Safeco Fund's toll-free telephone number: 1-800-[________].
prospectus.
---------------------------------------------------------------------------------------------------------------------------------

AN INVESTMENT IN ANY PIONEER FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

SHARES OF THE PIONEER FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE `SEC"). THE SEC HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BACKGROUND TO THE REORGANIZATIONS

Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 1, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

The Boards met at a series of meetings in July 2004. At these meetings your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Boards of Trustees, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations.

Pioneer believes that it offers favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

WHY THE TRUSTEES ARE RECOMMENDING THE REORGANIZATIONS

The Trustees believe that reorganizing your Safeco Fund into a portfolio with substantially similar investment objective and policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

o SAM, the investment adviser to each of the Funds until August 1, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisor services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment advisor was necessary;

o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

o The resources of Pioneer, including its infrastructure in shareholder services;

o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;

o Pioneer's commitment until the second anniversary of the closing date of the Reorganizations to limit the total operating expenses of the Investor Class shares of each Pioneer Fund; and

o Shareholders who own shares in their name as of the closing of the reorganization (i.e., not in the name of a broker) and maintain their account may purchase Class A shares of the corresponding Pioneer fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

HOW EACH REORGANIZATION WILL WORK

o Each Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value at the closing of the Reorganization (the "Closing Date").

o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, you will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the reorganization.

o    Each Safeco Fund will be dissolved after the Closing Date.

o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.

o Pioneer acts as investment adviser to each Pioneer Fund. For a two-year period following the Closing Date, Pioneer has agreed to limit each Pioneer Fund's total operating expenses (other than extraordinary expenses) for Investor Class shares. The expense limitation, if any, applicable to the class of shares of the Pioneer Fund into which your Safeco Fund is being reorganized is set forth under the discussion of the proposal relating to such Reorganization. Pioneer is not required to limit any expenses after the second anniversary of the Reorganization.

o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.

WHO IS PIONEER

Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940 and acts as investment adviser to mutual fund and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

WHO BEARS THE EXPENSES ASSOCIATED WITH THE REORGANIZATIONS

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

WILL PIONEER AND SYMETRA BENEFIT FROM THE REORGANIZATIONS

Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration of the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganization and their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.5% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

WHY ARE INTERIM ADVISORY AGREEMENTS BEING VOTED ON

Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganization given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), shareholders must approve any new investment adviser to a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits your trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approval of the new adviser is submitted to shareholders within 150 days. Because Pioneer will be making the payment to Symetra discussed above, any fees that Pioneer would be entitled to under the interim advisory agreement will be held in escrow until shareholders approval is obtained. If Pioneer is not approved as investment adviser to a Fund, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. If the Reorganizations and the appointment of Pioneer as interim investment adviser is not approved by December [ ], 2004, Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a Rule or independent position of the staff of the SEC.

WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED

If a Reorganization is not approved, the Board for that Safeco Fund will consider what alternative action to take. Such action could include the liquidation of the Fund.

WHO IS ELIGIBLE TO VOTE

Shareholders of record on [   ], 2004 are entitled to attend and vote at the
Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

TABLE OF CONTENTS

-------------------------------------------------------------------------
                                                                     PAGE
-------------------------------------------------------------------------
INTRODUCTION
-------------------------------------------------------------------------
Proposal 1 - Safeco Balanced Fund
-------------------------------------------------------------------------
Proposal 2 - Safeco California Tax-Free Income Fund
-------------------------------------------------------------------------
Proposal 3 - Safeco Core Equity Fund
-------------------------------------------------------------------------
Proposal 4 - Safeco Growth Opportunities Fund
-------------------------------------------------------------------------
Proposal 5 - Safeco High-Yield Bond Fund
-------------------------------------------------------------------------
Proposal 6 - Safeco Intermediate-Term Bond Fund
-------------------------------------------------------------------------
Proposal 7 - Safeco Intermediate-Term Municipal Bond Fund
-------------------------------------------------------------------------
Proposal 8 - Safeco Intermediate-Term U.S. Government Fund
-------------------------------------------------------------------------
Proposal 9 - Safeco International Stock Fund
-------------------------------------------------------------------------
Proposal 10 - Safeco Large-Cap Growth Fund
-------------------------------------------------------------------------
Proposal 11 - Safeco Large-Cap Value Fund
-------------------------------------------------------------------------
Proposal 12 - Safeco Money Market Fund
-------------------------------------------------------------------------
Proposal 13 - Safeco Multi-Cap Core Fund
-------------------------------------------------------------------------
Proposal 14 - Safeco Municipal Bond Fund
-------------------------------------------------------------------------
Proposal 15 - Safeco Small-Cap Value Fund
-------------------------------------------------------------------------
Proposal 16 - Safeco Tax-Free Money Market Fund
-------------------------------------------------------------------------
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION
-------------------------------------------------------------------------
TAX STATUS OF EACH REORGANIZATION
-------------------------------------------------------------------------
PROPOSAL 17(A)-(P) - APPROVAL OF PIONEER AS INVESTMENT ADVISER FOR
EACH FUND
-------------------------------------------------------------------------
VOTING RIGHTS AND REQUIRED VOTE
-------------------------------------------------------------------------
ACTIONS TO BE TAKEN IF THE PROPOSALS ARE NOT APPROVED
-------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------
INFORMATION CONCERNING THE MEETING
-------------------------------------------------------------------------
OWNERSHIP OF SHARES OF THE FUNDS
-------------------------------------------------------------------------
EXPERTS
-------------------------------------------------------------------------
AVAILABLE INFORMATION
-------------------------------------------------------------------------
ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
-------------------------------------------------------------------------
ANNEX B - FORM OF INTERIM ADVISORY AGREEMENT
-------------------------------------------------------------------------
ANNEX C - ADDITIONAL INFORMATION REGARDING PIONEER
-------------------------------------------------------------------------

                            SAFECO BALANCED FUND AND
                              PIONEER BALANCED FUND

                                   PROPOSAL 1
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                                COMPARISON OF SAFECO BALANCED FUND TO THE PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO BALANCED FUND                                PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Common Stock Trust, a          A diversified open-end management investment company
                          diversified open-ended management investment      organized as a Delaware statutory trust.
                          company organized as a Delaware statutory
                          trust.

---------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $19.5 million                                     $132 million
June 30, 2004

---------------------------------------------------------------------------------------------------------------------------------
Investment advisers       Investment adviser (until August 2, 2004):        Investment adviser
and portfolio managers    SAM                                               Pioneer

                          Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                          Rex L. Bently (since 1996)                        Day-to-day management of the Fund's portfolio is the
                          Lynette D. Sagvold (since 1996)                   responsibility of co-managers Timothy Mulrenan
                          Greg Card (since 2001)                            (equity securities) and Richard Schlanger (fixed
                          Tim Hokari (since 2000)                           income securities).
                          Lesley Fox (since 2000)
                          Nancy McFadden (since 2004)                       Mr. Mulrenan joined Pioneer in 1997 and has managed
                                                                            portfolios since 1998.  Mr. Schlanger joined Pioneer
                          Currently Pioneer is acting as investment         in 1988.
                          adviser to the Fund. The Portfolio Managers of
                          the Pioneer Fund, as indicated in the next
                          column, currently manage your Safeco Fund.

---------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks growth and income consistent       The Fund seeks capital growth and current income by
                          with the preservation of capital.                 actively managing a diversified portfolio of equity
                                                                            securities and bonds.

                          -------------------------------------------------------------------------------------------------------
                          The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

---------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal market conditions, the Fund          Under normal market conditions, the Fund invests in a
                          invests from 50% to 70% of its net assets (plus   diversified portfolio of equity securities and
                          any borrowing for investment purposes) in         bonds.  Pioneer allocates the Fund's assets between
                          common stocks and at least 25% of its assets in   equity and debt securities based on its assessment of
                          debt securities.                                  current business, economic and market conditions.
                                                                            Normally, equity and debt securities each represent
                                                                            25% to 75% of the Fund's net assets.

---------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The Fund seeks growth and income consistent       The Fund uses a blended value/growth style of
                          with the preservation of capital through a        management.  In selecting equity securities, the Fund
                          "disciplined value" approach.                     seeks securities selling at reasonable prices and
                                                                            then holds these securities until the market values
                          When evaluating a stock to purchase for the       reflect their intrinsic values.  In selecting debt
                          Fund, SAM historically looked for companies       securities, the Fund considers both broad economic
                          having one or more of the following               factors and issuer specific factors.
                          characteristics:
                          o    Undervalued stock price as measured by
                               price-to-earnings ratios and dividend
                               potential relative to comparable companies
                          o    Potential to beat the S&P 500 Index
                               average for
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO BALANCED FUND                                PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
                               risk adjusted returns over the next three-
                               to five-year outlook
                          o    Good long-term growth potential.

                          When evaluating a debt security to buy for the Fund, SAM historically considered factors such as:
                          o    The issuer's creditworthiness
                          o The sensitivity of the security to changes in interest rates
                          o The level to which that market sector is already represented by the Fund's assets

---------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest up to 10% of its total        The Fund may invest up to 10% of its total assets in
                          assets in debt securities rated below             debt securities rated below investment grade,
                          investment grade.                                 including convertible debt.

                                                                            The Fund may invest up to 25% of its total assets in
                                                                            real estate investment trusts.

                                                                            Up to 25% of the Fund's total assets may be invested
                                                                            in equity and debt securities of non-U.S. issuers.

                                                                            The Fund will not invest more than 5% of its total
                                                                            assets in the securities of emerging markets
                                                                            issuers.

                                                                            The Fund may invest in U.S. government securities,
                                                                            mortgage-backed and asset-backed securities.

---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

---------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

---------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.

---------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund may not invest more than 15% of its net
securities                action the value of the following securities,     assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the         securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO BALANCED FUND                                PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       The Fund may not borrow money, except the Fund may:
                          (ii) by engaging in reverse repurchase            (a) borrow from banks or through reverse repurchase
                          agreements. The Fund will not commit to           agreements in an amount up to 33 1/3% of the Fund's
                          additional securities purchases if total          total assets (including the amount borrowed); (b) to
                          outstanding borrowings are equal to 5% or more    the extent permitted by applicable law, borrow up to
                          of total assets.                                  an additional 5% of the Fund's assets for temporary
                                                                            purposes; (c) obtain such short-term credits as are
                                                                            necessary for the clearance of portfolio
                                                                            transactions; (d) the Fund may purchase securities on
                                                                            margin to the extent permitted by applicable law; and
                                                                            (e) engage in transactions in mortgage dollar rolls
                                                                            that are accounted for as financings.

---------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may make both short-term (nine months or
                          institutional investors with a value of up to     less) and long-term loans of its portfolio securities
                          33% of the Fund's total assets.                   to the extent of 30% of the value of the Fund's total
                                                                            assets computed at the time of making such loans.

---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may write a put or call option if, as    The Fund may use futures and options on securities,
                          a result thereof, the aggregate value of the      indices and currencies, forward currency exchange
                          assets underlying all such options does not       contracts and other derivatives.  The Fund does not
                          exceed 25% of the Fund's net assets.              use derivatives as a primary investment technique and
                                                                            generally limits their use to hedging.  However, the
                          The Fund may purchase a put or call option or     Fund may use derivatives for a variety of
                          option on a futures contract if, as a result      non-principal purposes, including:
                          thereof, the aggregate premiums paid on all
                          options or options on futures contracts held by   o    As a hedge against adverse changes in stock
                          the fund do not exceed 20% of the Fund's net           marketprices, interest rates or currency
                          assets.                                                exchange rates
                                                                            o    As a substitute for purchasing or selling
                                                                                 securities
                          The Fund may enter into any futures contract or   o    To increase the Fund's return as a non-hedging
                          option on futures contract if, as a result             strategy that may be considered speculative
                          thereof, the aggregate margin deposits and
                          premiums required on all such instruments do
                          not exceed 5% of the Fund's net assets.

                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

---------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

---------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
---------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer Balanced Fund
                          the Fund are subject to a 5.75% front-end sales   you receive in the Reorganization will not be subject
                          charge.                                           to any sales charge.  Moreover, if you own shares in
                                                                            your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 5% if   (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of     account, you may purchase Class A shares of Pioneer
                          purchase.                                         Balanced Fund and Class A shares of any fund in the
                                                                            Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you     future without paying any sales charge.
                          redeem Class A shares within one year of
                          purchase.                                         Except as described above, Class A shares of Pioneer
                                                                            Balanced Fund are subject to a front-end sales charge
                          Purchases of Investor Class shares of the Fund    of up to 4.50%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO BALANCED FUND                                PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco Balanced Fund pays an advisory fee on a    Pioneer Balanced Fund pays Pioneer a management fee
fees                      monthly basis at an annual rate as follows:       equal to Pioneer's annual fee is equal to:
                          $0 - $250,000,000:             0.70 of 1%         0.65% of average daily net assets up to $1 billion;
                          $250,000,001 - $750,000,000:   0.65 of 1%         0.60% of the next $4 billion;
                          $750,000,001 - $1,250,000,000: 0.60 of 1%         0.55% on assets over $5 billion.
                          Over $1,250,000,000:           0.55 of 1%
                                                                            During its most recent fiscal year, Pioneer Balanced
                          SAM serves as administrator and Fund accounting   Fund paid an advisory fee at an average rate of 0.65%
                          agent for the Fund.  The Fund pays SAM an         of average daily net assets.
                          administrative services fee of 0.05% of the
                          Fund's average daily net assets up to the first   In addition, the Fund reimburses Pioneer for certain
                          $200,000,000 and 0.01% of its net assets          fund accounting and legal expenses incurred on behalf
                          thereafter, and an accounting fee of 0.04% of     of the Fund and pays a separate shareholder
                          the Fund's average daily net assets up to the     servicing/transfer agency fee to Pioneer Investment
                          first $200,000,000 and 0.01% of its net assets    Management Shareholder Services, Inc. ("PIMSS"), an
                          thereafter.                                       affiliate of Pioneer.

                          During its most recent fiscal year, Safeco        For the fiscal year ended April 30, 2004, the Fund's
                          Balanced Fund paid aggregate advisory and         annual operating expenses for Class A shares were
                          administration fees at an average rate of [xx]%   1.38% per share.
                          of average daily net assets.
                                                                            Pioneer has agreed until the second anniversary of
                          SAM had contractually agreed until April 30,      the closing of the Reorganization to limit the
                          2009, to pay certain fund operating expenses      ordinary operating expenses (excluding taxes,
                          (but not all of the operating expenses of the     commissions, interest and extraordinary expenses) of
                          Fund) that exceeded the rate of 0.40% per annum   the Investor Class to 1.10% of the average daily net
                          of the Fund's average daily net assets. This      assets attributable to the Investor Class.
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.35%, and without giving effect to the expense limitation, were 1.93% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 2.75% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 42.09% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 1.10%, and without giving effect to the expense limitation, were 1.43% per share.

---------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A share after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO BALANCED FUND                                PIONEER BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD.  Existing shareholders of
                          underwriter or through brokers, registered        Safeco Balanced Fund who own shares in their own name
                          investment advisers, banks and other financial    as of the closing date of the Reorganization and who
                          institutions that have entered into selling       maintain their accounts may buy shares of any fund in
                          agreements with the Fund's principal              the Pioneer family of funds through such accounts in
                          underwriter, as described in the Fund's           the future without paying sales charges.
                          prospectus.
                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also purchase additional
                          Certain account transactions may be done by       shares of Pioneer Balanced Fund by telephone or
                          telephone.                                        online.

---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer Balanced Fund
                          acquire through dividend reinvestment or other    without incurring any fee on the exchange with the
                          fund distributions or for shares that you have    more than 62 other Pioneer Funds. Your exchange would
                          exchanged for shares of the same class of         be for Class A shares, which would be subject to a
                          another Fund.                                     Rule 12b-1 fee. An exchange generally is treated as a
                                                                            sale and a new purchase of shares for federal income
                          Certain account transactions may be done by       tax purposes.
                          telephone.
                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Balanced Fund for shares of other Pioneer
                                                                            Funds by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          -------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Balanced Fund by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o    The stock market goes down (this risk may be greater in the short term)

o The Fund's equity investments do not have the growth potential originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth

Each Fund also has risks associated with investing in debt securities. Each Fund could underperform other investments if:

o    Interest rates go up causing the value of the Fund's portfolio to decline

o The issuer of a debt security owned by the Fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

o During periods of declining interest rates, the issuer of a security may exercise its option to repay earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call prepayment risk

o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as an extension risk

o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                      SAFECO BALANCED FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1997     16.64

                              1998     12.56

                              1999      1.05

                              2000      5.09

                              2001     -0.29

                              2002     -8.74

                              2003      16.9

* During the period shown in the bar chart, your Fund's highest quarterly return was 11.10% for the quarter ended June 30, 2003, and the lowest quarterly return was -10.04% for the quarter ended September 30, 2002.

                     PIONEER BALANCED FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                             1994     -4.31

                             1995     22.00

                             1996      9.89

                             1997     13.92

                             1998      1.14

                             1999      3.15

                             2000      5.38

                             2001     -2.87

                             2002     -11.2

                             2003     15.99

* During the period shown in the bar chart, Pioneer Balanced Fund's highest quarterly return was 8.99% for the quarter ended June 30, 2003, and the lowest quarterly return was -11.66% for the quarter ended September 30, 2002.

                              SAFECO BALANCED FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   SINCE INCEPTION (1)
                                                             ------   -------   -------------------
    SAFECO BALANCED FUND, CLASS A SHARES
       Return Before Taxes                                     9.96%    1.00%         5.48%
       Return After Taxes on Distributions(2)                  9.45%    0.03%         4.12%
       Return After Taxes on Distributions and                 6.70%    0.27%         3.94%
          Sale of Fund Shares(2)
    SAFECO BALANCED FUND, CLASS B SHARES
       Return Before Taxes                                    10.79%    1.08%         5.66%
    SAFECO BALANCED FUND, CLASS C SHARES
       Return Before Taxes                                    14.76%    1.45%         5.53%
    SAFECO BALANCED FUND, INVESTOR CLASS SHARES
       Return Before Taxes                                    16.90%    2.47%         6.55%
       Return After Taxes on Distributions(2)                 16.29%    1.37%         5.06%
       Return After Taxes on Distributions and                11.26%    1.45%         4.79%
          Sale of Fund Shares(2)
    S&P 500 INDEX(3)                                          28.67%   -0.57%         9.02%
       (reflects no deduction for fees, expenses or taxes)
    60% RUSSELL 1000 VALUE/40% LEHMAN BROTHERS                19.66%    4.79%         9.11%
    AGGREGATE BOND INDEX(3)
       (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on January 31, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.

                     PIONEER BALANCED FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   10 YEARS (1)
                                                             ------   -------   ------------
    PIONEER BALANCED FUND, CLASS A SHARES
       Return Before Taxes                                   10.78%     0.76%       4.38%
       Return After Taxes on Distributions(2)                10.19%    -0.11%       2.40%
       Return After Taxes on Distributions and               6.98%      0.10%       2.56%
          Sale of Fund Shares(2)
    S&P 500 INDEX(3)                                         28.67%    -0.57%      11.06%
       (reflects no deduction for fees, expenses or taxes)
    LEHMAN BROTHERS AGGREGATE                                4.10%      6.62%       6.95%
    BOND INDEX(4)
       (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on May 17, 1968.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

(4) The Lehman Brothers Aggregate Bond Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

Pioneer Balanced Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Balanced Fund, the expenses of Pioneer Balanced Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

   ----------------------------------------------------------------------------------------------------------
                                                                                                   PIONEER
   SHAREHOLDER                                                                                     BALANCED
   TRANSACTION FEES      SAFECO BALANCED   SAFECO BALANCED   SAFECO BALANCED    SAFECO BALANCED      FUND
   (PAID DIRECTLY FROM        FUND              FUND              FUND               FUND          INVESTOR
   YOUR INVESTMENT)          CLASS A           CLASS B           CLASS C         INVESTOR CLASS      CLASS
   ----------------------------------------------------------------------------------------------------------
   Maximum sales               5.75%             None              None                None         None (1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   ----------------------------------------------------------------------------------------------------------
   Maximum deferred            None              5.00%             1.00%               None         None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   ----------------------------------------------------------------------------------------------------------
   Redemption fees for         2.00%             None              None                2.00%        None
   shares held less
   than 30 days
   ----------------------------------------------------------------------------------------------------------
   Wire redemption fee       $   20(4)         $   20(4)         $   20(4)           $   20(4)     $  10
   ----------------------------------------------------------------------------------------------------------
   Annual low balance        $   12 (5)        $   12 (5)        $   12 (5)          $   12 (5)     None
   fee
   ----------------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING
   EXPENSES
   (DEDUCTED FROM
   FUND ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   ----------------------------------------------------------------------------------------------------------
   Management fee              0.70%             0.70%             0.70%(9)            0.70%        0.65%
   ----------------------------------------------------------------------------------------------------------
   Distribution and            0.25%             1.00%             1.00%(9)            None         None
   service
   (12b-1) fee
   ----------------------------------------------------------------------------------------------------------
   Other expenses              0.98%             1.05%            40.39%(9)            0.73%        0.50%
   ----------------------------------------------------------------------------------------------------------
   Total fund                  1.93%             2.75%            42.09%(9)            1.43%        1.15%
   operating expenses
   ----------------------------------------------------------------------------------------------------------
   Expense reduction           0.58%(2)          0.65%(2)         39.99%(2) (9)        0.33%(2)     0.05% (3)
   ----------------------------------------------------------------------------------------------------------
   Net fund operating          1.35%             2.10%            2.10%(9)             1.10%        1.10%
   expenses
   ----------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Balanced Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the

Reorganization may purchase Class A Shares of Pioneer Balanced Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Balanced Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Balanced Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco Balanced Fund and two years for Pioneer Balanced Fund and (e) and the Investor Class shares of Pioneer Balanced Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

          ------------------------------------------------------------
          EXAMPLE
          ------------------------------------------------------------
                           SAFECO BALANCED FUND
          ------------------------------------------------------------
          CLASS A SHARES
          ------------------------------------------------------------
          Year 1                              $   705
          ------------------------------------------------------------
          Year 3                              $   978
          ------------------------------------------------------------
          Year 5                              $ 1,272
          ------------------------------------------------------------
          Year 10                             $ 2,105
          ------------------------------------------------------------
          CLASS B SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   713            $   213
          ------------------------------------------------------------
          Year 3                      $   958            $   658
          ------------------------------------------------------------
          Year 5                      $ 1,329            $ 1,129
          ------------------------------------------------------------
          Year 10                     $ 2,064            $ 2,064
          ------------------------------------------------------------
          CLASS C SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   313            $   213
          ------------------------------------------------------------
          Year 3                      $   658            $   658
          ------------------------------------------------------------
          Year 5                      $ 1,129            $ 1,129
          ------------------------------------------------------------
          Year 10                     $ 2,431            $ 2,431
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $   112
          ------------------------------------------------------------
          Year 3                              $   350
          ------------------------------------------------------------
          Year 5                              $   606
          ------------------------------------------------------------
          Year 10                             $ 1,340
          ------------------------------------------------------------
                           PIONEER BALANCED FUND
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $   112
          ------------------------------------------------------------
          Year 3                              $   374
          ------------------------------------------------------------
          Year 5                              $   679
          ------------------------------------------------------------
          Year 10                             $ 1,548
          ------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the investment performance of Pioneer Balanced Fund is comparable to the investment performance of your Fund. For the five year period ended June 30, 2004, Class A shares of Pioneer Balanced Fund had an average annual return of [xx]% compared to an average annual of the Class A shares and Investor shares of your Fund of [xx]% and [xx]%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Balanced Fund's lower gross operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Balanced Fund to 1.10% of average daily net assets. This expense ratio is below the gross expenses of each class of shares of your Fund and is the same or lower than expenses net of expense reimbursement of each class of shares of your Fund.

FIFTH, the substantially larger size of Pioneer Balanced Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer Balanced Fund received in the Reorganization will provide Safeco Balanced Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Balanced Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Balanced Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of December 31, 2003 for Safeco Balanced Fund and December 31, 2003 for Pioneer Balanced Fund.

------------------------------------------------------------------------
                            SAFECO BALANCED FUND   PIONEER BALANCED FUND
                             DECEMBER 31, 2003       DECEMBER 31, 2003
------------------------------------------------------------------------
NET ASSETS (IN MILLIONS)        $    20.164            $    131.849
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares               $     11.88            $       9.47
   Class B shares               $     11.84            $       9.37
   Class C shares               $     11.84            $       9.45
   Investor Class shares        $     11.83                     N/A
------------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                   141,000              11,325,991
   Class B shares                   151,000               1,724,616
   Class C shares                     9,000                 890,865
   Investor Class shares          1,402,000                     N/A
------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Balanced Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Balanced Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Balanced Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Balanced Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                   SAFECO CALIFORNIA TAX-FREE INCOME FUND AND
                     PIONEER CALIFORNIA TAX FREE INCOME FUND

                                   PROPOSAL 2
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                    COMPARISON OF SAFECO CALIFORNIA TF INCOME FUND TO THE PIONEER CALIFORNIA TF INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO CALIFORNIA TF INCOME FUND                    PIONEER CALIFORNIA TF INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Tax-Exempt Bond Trust, a        A newly organized series of Pioneer Series Trust II,
                          diversified open-end management investment         an open-end management investment company organized
                          company organized as a Delaware statutory trust.   as a Delaware statutory trust.

-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $82.4 million                                      None.  The Pioneer California TF Income Fund is newly
June 30, 2004                                                                organized and does not expect to commence investment
                                                                             operations until the Reorganization occurs.

-----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser
portfolio managers        SAM                                                Pioneer

                          Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                          Stephen C. Bauer (since 1983)                      Day-to-day management of the Fund's portfolio will be
                          President and Director, SAM                        the responsibility of a team of fixed income
                                                                             portfolio managers led by Kenneth J. Taubes.
                          Mary Metastasio (since 2003)
                                                                             Mr. Taubes joined Pioneer as a senior vice president
                                                                             in September 1998 and has been an investment
                          Currently Pioneer is investment adviser to the     professional since 1982.
                          Fund. The Portfolio Managers of the Pioneer
                          Fund, as indicated in the next column,
                          currently manage your Safeco Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      Each Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.
                          During normal market conditions, each Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and from California state personal income tax.

                          The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

-----------------------------------------------------------------------------------------------------------------------------------
Primary investments       To achieve its investment objective, each Fund invests primarily in investment-grade municipal bonds issued by the state of California or its political subdivisions and having average maturities of 15 years or longer.  Under normal circumstances, each Fund invests:
                          o    At least 80% of its assets in securities the interest on which is exempt from federal income tax and
                               California personal income tax
                          o    At least 65% of its assets in investment-grade municipal bonds with a maturity of more than one year
                          o    Up to 20% of its assets in unrated municipal bonds, as long as Pioneer determines they are of comparable quality to investment-grade securities

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO CALIFORNIA TF INCOME FUND                    PIONEER CALIFORNIA TF INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     When evaluating a bond to buy, each Fund's advisor considers among other things:
                          o    Yield
                          o    Maturity
                          o    Structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put")
                          o    Credit quality (including the underlying rating of insured bonds)
                          o    The project the issuer is financing
                          o    The original offering price
                          o    Any state or local tax exemption
                          o    The amount of discount off or premium on the stated principal amount of the bond represented by the price offered
                          o    Whether the bond appears to offer the best overall value when compared to other available bonds

                          Each Fund's advisor favors long-term maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers.  Each Fund's advisor may use the rating services provided by Moody's, S&P, or Fitch.  Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

                          Each Fund may sell bonds when:
                          o    They become fully valued
                          o    More attractively valued bonds become available; or
                          o    Cash is needed to meet shareholder redemptions.

                          Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of each Fund's portfolio can be low.

-----------------------------------------------------------------------------------------------------------------------------------
Other investments         Each Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of each Funds' total assets.  As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities;
                          airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

                          Each Fund may invest in any of the following short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of the purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an
                          NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government;
                          tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

                          Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or as a temporary           The Fund may invest all or part of its assets in
strategies                defensive measure when market conditions so        securities with remaining maturities of less than one
                          warrant.                                           year, cash equivalents or may hold cash.

-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

-----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such action the value of the following securities, in the
securities                aggregate, would exceed 10% of the Fund's net assets, the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v)
                          invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited  partnerships which are not listed or traded on the
                          NASDAQ Stock Market.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO CALIFORNIA TF INCOME FUND                    PIONEER CALIFORNIA TF INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or (ii) by engaging in reverse repurchase agreements. The Fund will not commit to additional securities purchases if total outstanding borrowings are equal to 5% or more of total assets.

-----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified institutional investors with a value of up to 33% of the
                          Fund's total assets.

-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.  However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

-----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer California TF
                          the Fund are subject to a 4.50% front-end sales    Income Fund you receive in the Reorganization will
                          charge.                                            not be subject to any sales charge.  Moreover, if you
                                                                             own shares in your own name as of the closing of the
                          A contingent deferred sales charge of up to        Reorganization (i.e., not in the name of a broker)
                          5.00% if you redeem Class B shares within six      and maintain your account, you may purchase Class A
                          years of purchase.                                 shares of Pioneer California TF Income Fund and Class
                                                                             A shares of any fund in the Pioneer family of funds
                          A contingent deferred sales charge of up to        through such account in the future without paying any
                          1.00% if you redeem Class C shares within one      sales charge.
                          year of purchase.
                                                                             Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares of the Fund     California TF Income Fund are subject to a front-end
                          are not subject to a sales load.                   sales charge of up to 4.50%.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Investor Class shares held less than 30 days.

-----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco California TF Income Fund pays an           Pioneer California TF Income Fund will pay Pioneer a
fees                      advisory fee on a monthly basis at an annual       management fee equal to 0.50% of the Fund's average
                          rate as follows:                                   daily net assets.
                          $0 - $250,000,000:              0.50 of 1%
                          $250,000,001 - $750,000,000:    0.45 of 1%         In addition, the Fund will reimburse Pioneer for
                          Over $750,000,000:              0.40 of 1%         certain Fund accounting and legal expenses incurred
                                                                             on behalf of the Fund and pays a separate shareholder
                                                                             servicing/transfer agency fee to PIMSS, an affiliate
                          SAM serves as administrator and Fund accounting    of Pioneer.
                          agent for the Fund.  The Fund pays SAM an
                          administrative services fee of 0.05% of the        Pioneer has agreed until the second anniversary of
                          Fund's average daily net assets up to the first    the closing of the Reorganization to limit the
                          $200,000,000 and 0.01% of its net assets           ordinary operating expenses (excluding taxes,
                          thereafter, and an accounting fee of 0.04% of      commissions, interest and extraordinary expenses) of
                          the Fund's average daily net assets up to the      the Investor Class to 0.63% of the average daily net
                          first $200,000,000 and 0.01% of its net assets     assets attributable to the Investor Class.
                          thereafter.

                          During its most recent fiscal year, Safeco
                          California TF Income Fund paid aggregate advisory and administration fees at an average rate of 0.59% of average daily net assets.

                          SAM had contractually agreed until April 30, 2009, to pay certain fund operating expenses
                          (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO CALIFORNIA TF INCOME FUND                    PIONEER CALIFORNIA TF INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          For the fiscal year ended December 31, 2003,
                          the Fund's annual operating expenses for Class
                          A shares were 1.06%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares were 1.76%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 1.90%, and without given effect to the expense limitation were 4.09%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares after giving effect to the expense limitation were 0.75%.

-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.
service (12b-1) fee

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer California TF
                          underwriter or through brokers, registered         Income Fund's distributor.  Existing shareholders of
                          investment advisers, banks and other financial     Safeco California TF Income Fund who own shares in
                          institutions that have entered into selling        their own name as of the closing date of the
                          agreements with the Fund's principal               Reorganization and who maintain their accounts may
                          underwriter, as described in the Fund's            buy shares of any fund in the Pioneer family of funds
                          prospectus.                                        through such accounts in the future without paying
                                                                             sales charges.

                          Certain account transactions may be done by        If the account is established in the shareholder's
                          telephone                                          own name, shareholders may also purchase additional
                                                                             shares of Pioneer California TF Income Fund by
                                                                             telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer California TF
                          acquire through dividend reinvestment or other     Income Fund without incurring any fee on the exchange
                          fund distributions.                                with the more than 62 other Pioneer Funds. Your
                                                                             exchange would be for Class A shares, which would be
                          Certain account transactions may be done by        subject to a Rule 12b-1 fee. An exchange generally is
                          telephone.                                         treated as a sale and a new purchase of shares for
                                                                             federal income tax purposes.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer California TF Income Fund for shares of other
                                                                             Pioneer Funds by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.

                          ---------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the Fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer California TF Income Fund by telephone or
                                                                             online.

-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the Fund's investments to decline
o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation.

PAST PERFORMANCE

Set forth below is performance information for Safeco California TF Income Fund. The bar charts show how Safeco California TF Income Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for Safeco California TF Income Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. Because Pioneer California TF Income Fund is a newly organized mutual fund, it has no past performance.

                SAFECO CALIFORNIA TF INCOME FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -9.20

                              1995      26.14

                              1996       2.53

                              1997      11.55

                              1998       6.19

                              1999      -9.18

                              2000      18.79

                              2001       4.12

                              2002       8.76

                              2003       4.97

* During the period shown in the bar chart, Safeco California TF Income Fund's highest quarterly return was 10.59% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.16% for the quarter ended March 31, 1994.

                        SAFECO CALIFORNIA TF INCOME FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   10 YEARS (1)
                                                             ------   -------   ------------
   SAFECO CALIFORNIA TF INCOME FUND, CLASS A SHARES
      Return Before Taxes                                      0.05%    3.84%      5.25%
      Return After Taxes on Distributions (2)                 -0.01%    3.74%      5.07%
      Return After Taxes on Distributions and                  1.51%    3.85%      5.07%
         Sale of Fund Shares (2)
   SAFECO CALIFORNIA TF INCOME FUND, CLASS B SHARES
      Return Before Taxes                                     -1.04%    3.68%      5.26%
   SAFECO CALIFORNIA TF INCOME FUND, CLASS C SHARES
      Return Before Taxes                                      2.97%    4.02%      5.16%
   SAFECO CALIFORNIA TF INCOME FUND, INVESTOR CLASS
   SHARES
      Return Before Taxes                                      4.97%    5.10%      5.96%
      Return After Taxes on Distributions (2)                  4.91%    5.00%      5.78%
      Return After Taxes on Distributions and                  4.87%    4.99%      5.74%
         Sale of Fund Shares (2)
   LEHMAN BROTHERS LONG MUNICIPAL                              6.13%    5.95%      6.40%
   BOND INDEX (3)
      (reflects no deduction for fees, expenses or taxes)

----------

(1)  The Fund commenced operations on September 30, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3 issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments and reflects no deduction of fees, expenses or taxes.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco California TF Income Fund, the expenses of Safeco California TF Income Fund for the period ended December 31, 2003 and (ii) for Pioneer California TF Income Fund, estimated expenses of Pioneer California TF Income Fund. Future expenses for all share classes may be greater or less.

  ----------------------------------------------------------------------------------------------------------------
                                                                                                         PIONEER
      SHAREHOLDER                                                                                       CALIFORNIA
   TRANSACTION FEES                                                                                     TF INCOME
    (PAID DIRECTLY      SAFECO CALIFORNIA   SAFECO CALIFORNIA   SAFECO CALIFORNIA   SAFECO CALIFORNIA      FUND
      FROM YOUR          TF INCOME FUND      TF INCOME FUND      TF INCOME FUND      TF INCOME FUND      INVESTOR
     INVESTMENT)            CLASS A             CLASS B             CLASS C          INVESTOR CLASS       CLASS
  ----------------------------------------------------------------------------------------------------------------
  Maximum sales                4.50%(6)            None                None                None           None (1)
  charge (load) when
  you buy shares as a
  percentage of
  offering price
  ----------------------------------------------------------------------------------------------------------------
  Maximum deferred             None                5.00%(7)            1.00%(8)            None           None
  sales charge (load)
  as a % of purchase
  price or the amount
  you receive when
  you sell shares,
  whichever is less
  ----------------------------------------------------------------------------------------------------------------
  Redemption fees for          2.00%               None                None                2.00%           N/A
  shares held less
  than 30 days
  ----------------------------------------------------------------------------------------------------------------
  Wire redemption fee        $   20 (4)           $  20 (4)           $  20 (4)           $  20 (4)        N/A
  ----------------------------------------------------------------------------------------------------------------
  Annual low balance         $   12 (5)           $  12 (5)           $  12 (5)           $  12 (5)        N/A
  fee
  ----------------------------------------------------------------------------------------------------------------
  ANNUAL FUND
  OPERATING EXPENSES
  (DEDUCTED FROM FUND
  ASSETS)
  (AS A % OF AVERAGE
  NET ASSETS)
  ----------------------------------------------------------------------------------------------------------------
  Management fee               0.50%               0.50%               0.50%               0.50%          0.50%
  ----------------------------------------------------------------------------------------------------------------
  Distribution and             0.25%               1.00%               1.00%                None          None
  service (12b-1) fee
  ----------------------------------------------------------------------------------------------------------------
  Other expenses               0.31%               0.26%               2.59%               0.25%          0.42%
  ----------------------------------------------------------------------------------------------------------------
  Total fund                   1.06%               1.76%               4.09%               0.75%          0.92%
  operating expenses
  ----------------------------------------------------------------------------------------------------------------
  Expense reduction            None (2)            None (2)            2.19%(2)            None (2)       0.29% (3)
  ----------------------------------------------------------------------------------------------------------------
  Net fund operating           1.06%               1.76%               1.90%               0.75%          0.63%
  expenses
  ----------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer California TF Income Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer California TF Income Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco California TF Income Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary operating expenses) of the Investor Class shares of Pioneer California TF Income Fund to 0.63% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco California TF Income Fund and two years for Pioneer California TF Income Fund and (e) and the Investor Class shares of Pioneer

California TF Income Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

   ------------------------------------------------------------
   EXAMPLE
   ------------------------------------------------------------
                     SAFECO CALIFORNIA TF INCOME FUND
   ------------------------------------------------------------
   CLASS A SHARES
   ------------------------------------------------------------
   Year 1                               $   553
   ------------------------------------------------------------
   Year 3                               $   772
   ------------------------------------------------------------
   Year 5                               $ 1,008
   ------------------------------------------------------------
   Year 10                              $ 1,686
   ------------------------------------------------------------
   CLASS B SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
   ------------------------------------------------------------
   Year 1                      $   679            $   179
   ------------------------------------------------------------
   Year 3                      $   854            $   554
   ------------------------------------------------------------
   Year 5                      $ 1,154            $   954
   ------------------------------------------------------------
   Year 10                     $ 1,719            $ 1,719
   ------------------------------------------------------------
   CLASS C SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
   ------------------------------------------------------------
   Year 1                      $   293            $   193
   ------------------------------------------------------------
   Year 3                      $   597            $   597
   ------------------------------------------------------------
   Year 5                      $ 1,026            $ 1,026
   ------------------------------------------------------------
   Year 10                     $ 2,222            $ 2,222
   ------------------------------------------------------------
   INVESTOR CLASS SHARES
   ------------------------------------------------------------
   Year 1                               $    77
   ------------------------------------------------------------
   Year 3                               $   240
   ------------------------------------------------------------
   Year 5                               $   417
   ------------------------------------------------------------
   Year 10                              $   930
   ------------------------------------------------------------
                   PIONEER CALIFORNIA TF INCOME FUND
   ------------------------------------------------------------
   INVESTOR CLASS SHARES
   ------------------------------------------------------------
   Year 1                               $    64
   ------------------------------------------------------------
   Year 3                               $   233
   ------------------------------------------------------------
   Year 5                               $   449
   ------------------------------------------------------------
   Year 10                              $ 1,072
   ------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco California TF Income Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

THIRD, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer California TF Income Fund to 0.63% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Class A shares and Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FOURTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

FIFTH, the Investor Class shares of Pioneer California TF Income Fund received in the Reorganization will provide Safeco California TF Income Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer California TF Income Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer California TF Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer California TF Income Fund.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003.

   ------------------------------------------------------------------------
                               SAFECO CALIFORNIA TF   PIONEER CALIFORNIA TF
                                    INCOME FUND            INCOME FUND
                                 DECEMBER 31, 2003      DECEMBER 31, 2003
   ------------------------------------------------------------------------
   NET ASSETS (in thousands)       $    87,594                N/A
   ------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE
      Class A shares               $     12.69                N/A
      Class B shares               $     12.66
      Class C shares               $     12.66
      Investor Class shares        $     12.68
   ------------------------------------------------------------------------
   SHARES OUTSTANDING
      Class A shares                    58,000                N/A
      Class B shares                    81,000
      Class C shares                     8,000
      Investor Class shares          6,760,000
   ------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer California TF Income Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer California TF Income Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer California TF Income Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer California TF Income Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                           SAFECO CORE EQUITY FUND AND
                                  PIONEER FUND

                                   PROPOSAL 3
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

            COMPARISON OF SAFECO CORE EQUITY FUND TO THE PIONEER FUND

---------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO CORE EQUITY FUND                                    PIONEER FUND
---------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Common Stock Trust, a          A diversified open-end management investment company
                          diversified open-end management investment        organized as a Delaware statutory trust.
                          company organized as a Delaware statutory
                          trust.

---------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $ 694.6 million                                   $6,321 million
June 30, 2004

---------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                          Richard D. Meagley (since 1995)                   Day-to-day management of the Fund's portfolio is the
                          Darcy MacLaren (since 2003)                       responsibility of John A. Carey and Walter Hunnewell,
                                                                            Jr.  Mr. Carey joined Pioneer in 1979 and Mr.
                          Currently Pioneer is acting as investment         hunnewell joined pioneer in 2001.
                          adviser to the Fund. The Portfolio Managers of
                          the Pioneer Fund, as indicated in the next
                          column, currently manage your Safeco Fund.

---------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks long-term growth of capital and    The Fund seeks reasonable income and capital growth
                          reasonable current income.                        through investments primarily in equity securities of
                                                                            U.S. issuers.

                          -------------------------------------------------------------------------------------------------------
                          The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

---------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal market conditions, the Fund          The Fund invests a major portion of its assets in
                          invests at least 80% of net assets (plus any      equity securities, primarily of U.S. issuers.  For
                          borrowings for investment purposes) in equity     purposes of the Fund's investment policies, equity
                          securities and, to a much lesser extent,          securities include common stocks, convertible debt
                          invests in equity related securities.             and other equity instruments such as depositary
                                                                            receipts, warrants, rights and preferred stock.

---------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The Fund seeks investments in fundamentally       The Fund uses a "value" style of management and seeks
                          sound companies with good long-term potential.    securities selling at reasonable prices or
                          SAM historically evaluated numerous measures      substantial discounts to their underlying values and
                          such as current valuation, profitability,         then holds these securities until the market values
                          management, competitive position and financial    reflect their intrinsic values.  Pioneer looks at the
                          soundness.                                        following factors in selecting investments: favorable
                                                                            expected returns relative to perceived risk; above
                                                                            average potential for earnings and revenue growth;
                                                                            low market valuations relative to earnings forecast,
                                                                            book value, cash flow and sales; a sustainable
                                                                            competitive advantage such as a brand name, customer
                                                                            base, proprietary technology or economies of scale.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO CORE EQUITY FUND                                    PIONEER FUND
---------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest up to 20% of its assets in    The Fund may invest up to 10% of its total assets in
                          foreign securities which are listed on a          equity and debt securities of non-U.S. corporate
                          national exchange, including investments in       issuers and debt securities of non-U.S. government
                          American Depository Receipts.                     issuers.

                          The Fund may invest in securities convertible     The Fund will not invest more than 5% of its total
                          into common stock, but less than 35% of its       assets in securities of emerging market issuers.
                          total assets will be invested in such
                          securities.                                       The Fund may invest up to 5% of its net assets in
                                                                            below investment grade debt securities issued by both
                                                                            U.S. and non-U.S. corporate and government issuers.

---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

---------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

---------------------------------------------------------------------------------------------------------------------------------
Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.

---------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund may not invest more than 15% of its net
securities                action the value of the following securities,     assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the         securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

---------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       The Fund may not borrow money, except the Fund may:
                          (ii) by engaging in reverse repurchase            (a) borrow from banks or through reverse repurchase
                          agreements. The Fund will not commit to           agreements in an amount up to 33 1/3% of the Fund's
                          additional securities purchases if total          total assets (including the amount borrowed); (b) to
                          outstanding borrowings are equal to 5% or more    the extent permitted by applicable law, borrow up to
                          of total assets.                                  an additional 5% of the Fund's assets for temporary
                                                                            purposes; (c) obtain such short-term credits as are
                                                                            necessary for the clearance of portfolio
                                                                            transactions; (d) the Fund may purchase securities on
                                                                            margin to the extent permitted by applicable law; and
                                                                            (e) engage in transactions in mortgage dollar rolls
                                                                            that are accounted for as financings.

---------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to     that may not exceed 33 1/3% of the value of its
                          33% of the Fund's total assets.                   assets.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO CORE EQUITY FUND                                    PIONEER FUND
---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may write put or call options if, as a   The Fund may use futures and options on securities,
                          result thereof, the aggregate value of the        indices and currencies, forward currency exchange
                          assets underlying all such options does not       contracts and other derivatives.  The Fund does not
                          exceed 25% of the Fund's net assets.              use derivatives as a primary investment technique and
                                                                            generally limits their use to hedging.  However, the
                          The Fund may purchase put or call options on      Fund may use derivatives for a variety of
                          futures contracts if, as a result thereof, the    non-principal purposes, including:
                          aggregate premiums paid on all options or         o    As a hedge against adverse changes in stock
                          options on futures contracts do not exceed 20%         market prices, interest rates or currency
                          of the Fund's net assets.                              exchange rates
                                                                            o    As a substitute for purchasing or selling
                          The Fund may enter into any futures contract or        securities
                          option on a futures contract, if as a result      o    To increase the Fund's return as a
                          thereof, the aggregate margin deposits and             non-hedging strategy that may be considered
                          premiums required on all such instruments does         speculative
                          not exceed 5% of the Fund's net assets.

                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

---------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

---------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
---------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer Fund you receive
                          the Fund are subject to a 5.75% front-end sales   in the Reorganization will not be subject to any
                          charge.                                           sales charge.  Moreover, if you own shares in your
                                                                            own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 5% if   (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of     account, you may purchase Class A shares of Pioneer
                          purchase.                                         Fund and Class A shares of any fund in the Pioneer
                                                                            family of funds through such account in the future
                          Contingent deferred sales charge of 1% if you     without paying any sales charge.
                          redeem Class A shares within one year of
                          purchase.                                         Except as described above, Class A shares of Pioneer
                                                                            Fund are subject to a front-end sales charge of up to
                          Purchases of Investor Class shares of the Fund    5.75%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

---------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco Core Equity Fund pays an advisory fee on   Pioneer Fund pays Pioneer an annual basic fee of
fees                      a monthly basis at an annual rate as follows:     0.60% of the Fund's average daily net assets.  The
                          $0 - $250,000,000:              0.70 of 1%        basic fee can increase to a maximum of 0.70% or
                          $250,000,001 - $750,000,000:    0.65 of 1%        decrease to a minimum of 0.50%, depending on the
                          $750,000,001 - $1,250,000,000:  0.60 of 1%        performance of the Fund's Class A shares relative to
                          Over $1,250,000,000:            0.55 of 1%        the S&P 500 Index.

                          SAM serves as administrator and Fund accounting   During its most recent fiscal year, Pioneer Fund paid
                          agent for the Fund.  The Fund pays SAM an         an advisory fee at an average rate of 0.50% of
                          administrative services fee of 0.05% of the       average daily net assets.
                          Fund's average daily net assets up to the first
                          $200,000,000 and 0.01% of its net assets          In addition, the fund reimburses Pioneer for certain
                          thereafter, and an accounting fee of 0.04% of     fund accounting and legal expenses incurred on behalf
                          the Fund's average daily net assets up to the     of the fund and pays a separate shareholder
                          first $200,000,000 and 0.01% of its net assets    servicing/transfer agency fee to PIMSS, an affiliate
                          thereafter.                                       of Pioneer.

                          During its most recent fiscal year, Safeco Core   For the fiscal year ended April 30, 2004, the Fund's
                          Equity Fund paid aggregate advisory and           annual operating expenses for Class A shares were
                                                                            1.09% per share.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO CORE EQUITY FUND                                    PIONEER FUND
---------------------------------------------------------------------------------------------------------------------------------
                          administration fees at an average rate of 0.79%   Pioneer has agreed until the second anniversary of
                          of average daily net assets.                      the closing of the Reorganization to limit the
                                                                            ordinary operating expenses (excluding taxes,
                          SAM had contractually agreed until April 30,      commissions, interest and extraordinary expenses) of
                          2009, to pay certain Fund operating expenses      the Investor Class to 1.02% of the average daily net
                          (but not all of the operating expenses of the     assets attributable to the Investor Class.
                          Fund) that exceeded the rate of 0.40% per annum
                          of the Fund's average daily net assets. This
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.32%, and without giving effect to the expense limitation, were 3.40% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 2.07%, and without giving effect to the expense limitation, were 2.38% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 2.07%, and without giving effect to the expense limitation, were 2.41% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares were 1.05% per share.

---------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A share after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

---------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer Fund's
                          underwriter or through brokers, registered        distributor.  Existing shareholders of Safeco Core
                          investment advisers, banks and other financial    Equity Fund who own shares in their own name as of
                          institutions that have entered into selling       the closing date of the Reorganization and who
                          agreements with the Fund's principal              maintain their accounts may buy shares of any fund in
                          underwriter, as described in the Fund's           the Pioneer family of funds through such accounts in
                          prospectus.                                       the future without paying sales charges.

                                                                            If the account is established in the shareholder's
                          Certain account transactions may be done by       own name, shareholders may also purchase additional
                          telephone                                         shares of Pioneer Fund by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer Fund without
                          acquire through dividend reinvestment or other    incurring any fee on the exchange with the more than
                          fund distributions or for Class A shares that     62 other Pioneer Funds. Your exchange would be for Class
                          you have exchanged for Class A shares of          A shares, which would be subject to Rule 12b-1 fees. An
                          another Fund.                                     exchange generally is treated as a sale and a new
                                                                            purchase of shares for federal income tax purposes.
                          Certain account transactions may be done by
                          telephone.                                        If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Fund for shares of other Pioneer Funds by
                                                                            telephone or online.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO CORE EQUITY FUND                                    PIONEER FUND
---------------------------------------------------------------------------------------------------------------------------------
Selling shares            Class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.

                          -------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Fund by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o    The stock market goes down (this risk may be greater in the short term)

o    Value stocks fall out of favor with investors

o The Fund's assets remain undervalued or do not have the potential value originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                    SAFECO CORE EQUITY FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994       9.93

                              1995      25.26

                              1996      25.01

                              1997      24.21

                              1998      24.93

                              1999       9.37

                              2000     -10.97

                              2001      -9.72

                              2002     -26.33

                              2003      24.68

* During the period shown in the bar chart, your Fund's highest quarterly return was 18.72% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.37% for the quarter ended September 30, 2002.

                          PIONEER FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -0.57

                              1995      26.64

                              1996      19.70

                              1997      38.47

                              1998      29.09

                              1999      15.63

                              2000       0.12

                              2001     -11.13

                              2002     -20.26

                              2003      24.58

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.

                             SAFECO CORE EQUITY FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   10 YEARS
                                                             ------   -------   --------
    SAFECO CORE EQUITY FUND, CLASS A SHARES
       Return Before Taxes                                    17.23%   -5.61%      7.12%
       Return After Taxes on Distributions(1)                 17.15%   -6.09%      5.51%
       Return After Taxes on Distributions and                11.29%   -4.83%      5.36%
          Sale of Fund Shares(1)
    SAFECO CORE EQUITY FUND, CLASS B SHARES
       Return Before Taxes                                    18.53%   -5.54%      7.23%
    SAFECO CORE EQUITY FUND, CLASS C SHARES
       Return Before Taxes                                    22.42%   -5.17%      7.14%
    SAFECO CORE EQUITY FUND, INVESTOR CLASS SHARES
       Return Before Taxes                                    24.68%   -4.19%      7.99%
       Return After Taxes on Distributions(1)                 24.55%   -4.78%      6.28%
       Return After Taxes on Distributions and                16.19%   -3.72%      6.08%
          Sale of Fund Shares(1)
    S&P 500 INDEX(2)                                          28.67%   -0.57%     11.06%
       (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                          PIONEER FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   10 YEARS(1)
                                                             ------   -------   -----------
    PIONEER FUND, CLASS A SHARES
       Return Before Taxes                                    17.40%   -0.76%      10.00%
       Return After Taxes on Distributions(2)                 17.06%   -1.46%       8.47%
       Return After Taxes on Distributions and                11.28%   -0.87%       8.01%
          Sale of Fund Shares(2)
    S&P 500 INDEX(3)                                          28.67%   -0.57%      11.06%
       (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on February 13, 1928.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

Pioneer Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the Safeco Core Equity Fund, the expenses of Safeco Core Equity Fund for the period ended December 31, 2003 and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

   ---------------------------------------------------------------------------------------------
   SHAREHOLDER
   TRANSACTION FEES      SAFECO CORE   SAFECO CORE   SAFECO CORE    SAFECO CORE     PIONEER FUND
   (PAID DIRECTLY FROM   EQUITY FUND   EQUITY FUND   EQUITY FUND    EQUITY FUND       INVESTOR
   YOUR INVESTMENT)        CLASS A       CLASS B       CLASS C     INVESTOR CLASS       CLASS
   ---------------------------------------------------------------------------------------------
   Maximum sales            5.75%          None         None           None              None(1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   ---------------------------------------------------------------------------------------------
   Maximum deferred         None          5.00%         1.00%          None              None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   ---------------------------------------------------------------------------------------------
   Redemption fees for      2.00%         None          None           2.00%              N/A
   shares held less
   than 30 days
   ---------------------------------------------------------------------------------------------
   Wire redemption fee     $  20 (4)     $  20 (4)    $   20 (4)     $   20 (4)           N/A
   ---------------------------------------------------------------------------------------------
   Annual low balance      $  12 (5)     $  12 (5)    $   12 (5)     $   12 (5)           N/A
   fee
   ---------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING EXPENSES
   (DEDUCTED FROM FUND
   ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   ---------------------------------------------------------------------------------------------
   Management fee           0.67%         0.67%         0.67%          0.67%             0.52%
   ---------------------------------------------------------------------------------------------
   Distribution and         0.25%         1.00%         1.00%          None              None
   service
   (12b-1) fee
   ---------------------------------------------------------------------------------------------
   Other expenses           2.48%         0.71%         0.74%          0.38%             0.35%
   ---------------------------------------------------------------------------------------------
   Total fund               3.40%         2.38%         2.41%          1.05%             0.87%
   operating expenses
   ---------------------------------------------------------------------------------------------
   Expense reduction        2.08%(2)      0.31%(2)      0.34%(2)       None(2)           None(3)
   ---------------------------------------------------------------------------------------------
   Net fund operating       1.32%         2.07%         2.07%          1.05%             0.87%
   expenses
   ---------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Core Equity Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Fund to 1.02% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco Core Equity Fund and two years for Pioneer Fund and (e) and the Investor Class shares of Pioneer Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

          ------------------------------------------------------------
          EXAMPLE
          ------------------------------------------------------------
                           SAFECO CORE EQUITY FUND
          ------------------------------------------------------------
          CLASS A SHARES
          ------------------------------------------------------------
          Year 1                              $   702
          ------------------------------------------------------------
          Year 3                              $   969
          ------------------------------------------------------------
          Year 5                              $ 1,257
          ------------------------------------------------------------
          Year 10                             $ 2,074
          ------------------------------------------------------------
          CLASS B SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   710            $   210
          ------------------------------------------------------------
          Year 3                      $   949            $   649
          ------------------------------------------------------------
          Year 5                      $ 1,314            $ 1,114
          ------------------------------------------------------------
          Year 10                     $ 2,032            $ 2,032
          ------------------------------------------------------------
          CLASS C SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   310            $   210
          ------------------------------------------------------------
          Year 3                      $   649            $   649
          ------------------------------------------------------------
          Year 5                      $ 1,114            $ 1,114
          ------------------------------------------------------------
          Year 10                     $ 2,400            $ 2,400
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $   107
          ------------------------------------------------------------
          Year 3                              $   334
          ------------------------------------------------------------
          Year 5                              $   579
          ------------------------------------------------------------
          Year 10                             $ 1,283
          ------------------------------------------------------------
                               PIONEER FUND
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $    89
          ------------------------------------------------------------
          Year 3                              $   298
          ------------------------------------------------------------
          Year 5                              $   545
          ------------------------------------------------------------
          Year 10                             $ 1,125
          ------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Core Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the historical strong investment performance of Pioneer Fund is superior to your Fund's investment performance. For the one, five and 10 year periods ended June 30, 2004, Class A shares of Pioneer Fund had an average annual return of ___%; ___%; and __% compared to an average annual return of the Class A shares and Investor share of ___% and __% (one year), __% and __% (five years) and __% and __% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Fund to 1.02% of average daily net assets. This expense ratio is below both the gross expenses and expenses net of expense reimbursement of the class shares of your Fund. While you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year, was 1.09% of average daily net assets, which was below the net expenses of the Class A shares of your Fund and only four basis point above the net expenses of the Investor Class of your Fund.

FIFTH, the substantially larger size of Pioneer Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer Fund received in the Reorganization will provide Safeco Core Equity Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the

Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of December 31, 2003.

-----------------------------------------------------------------------
                            SAFECO CORE EQUITY FUND      PIONEER FUND
                               DECEMBER 31, 2003      DECEMBER 31, 2003
-----------------------------------------------------------------------
NET ASSETS (IN MILLIONS)         $    743.101           $   6,361.349
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares                $      16.78           $       38.00
   Class B shares                $      16.38           $       37.18
   Class C shares                $      16.39           $       36.84
   Investor Class shares         $      16.76                     N/A
-----------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                     960,000             141,350,188
   Class B shares                     653,000              14,945,460
   Class C shares                      11,000               7,940,601
   Investor Class shares           42,735,000                     N/A
-----------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                      SAFECO GROWTH OPPORTUNITIES FUND AND
                        PIONEER GROWTH OPPORTUNITIES FUND

                                   PROPOSAL 4
            APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                           COMPARISON OF SAFECO OPPORTUNITIES FUND TO THE PIONEER OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO OPPORTUNITIES FUND                            PIONEER OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
Business                 A series of Safeco Common Stock Trust, a           A newly organized series of Pioneer Series Trust II,
                         diversified open-end management investment         an open-end management investment company organized as
                         company organized as a Delaware statutory trust.   a Delaware statutory trust.

----------------------------------------------------------------------------------------------------------------------------------
Net assets as of         $545.5 million                                     None.  The Pioneer Opportunities Fund is newly
June 30, 2004                                                               organized and does not expect to commence investment
                                                                            operations until the Reorganization occurs.

----------------------------------------------------------------------------------------------------------------------------------
Investment advisers      Investment adviser (until August 2, 2004):         Investment adviser
and portfolio managers   SAM                                                Pioneer

                         Portfolio Managers (since 2003 until August 2,     Portfolio Managers:
                         2004):                                             Day-to-day management of the Fund's portfolio will be
                         Jeffrey Schwartz                                   the responsibility of John A. Carey and Walter
                         CFA, Vice President, SAM                           Hunnewell, Jr.  Mr. Carey joined Pioneer in 1979 and
                                                                            Mr. Hunnewell joined Pioneer in 2001.
                         Bill Whitlow
                         CFA, Vice President, SAM                           Mr. Acheson is Vice President and joined Pioneer as a
                                                                            portfolio manager in 2001 and has been an investment
                         Currently Pioneer is acting as investment          professional since 1994.
                         adviser to the Fund. The Portfolio Manager of
                         the Pioneer Fund, as indicated in the next
                         column, currently manages your Safeco Fund.

----------------------------------------------------------------------------------------------------------------------------------
Investment objective     The Fund seeks growth of capital.
                                                                            The Fund seeks growth of capital.
                         The Fund provides written notice to shareholders
                         at least 60 days prior to any change to its
                         investment objective as described above.

----------------------------------------------------------------------------------------------------------------------------------
Primary investments      To achieve its investment objective, under normal circumstances, each Fund invests most of its assets in common stocks of companies Pioneer considers to be reasonably priced or undervalued, with above average growth potential.

----------------------------------------------------------------------------------------------------------------------------------
Investment strategies    When evaluating a stock to buy for each Fund, Pioneer considers factors such as:

                         o    The strength of the company's balance sheet
                         o    The quality of the management team
                         o    The rate at which the company's earnings are projected to grow
                         o    Whether the company's stock may be trading at a discount relative to its industry peers or the overall markets

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                         The  Fund may sell as stock if:                    The Fund may sell a security when Pioneer believes
                                                                            that the security no longer offers above average
                         o    Any of the above factors or other             growth potential based on the criteria used to
                              relative-value indicators have
                              deteriorated
                         o    The stock becomes overvalued, for example,
                              select securities. as a result of overly
                              optimistic earnings forecasts
                         o    The stock price reaches a specific target
                         o    Changes in market value cause the Fund to
                              hold a larger position in the stock than
                              Pioneer wants;
                         o    Other companies present more attractive
                              investment opportunities; and
                         o    Cash is needed to meet shareholder
                              redemptions

----------------------------------------------------------------------------------------------------------------------------------
Other investments        Each Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

                         Each Fund may invest up to 20% of assets in foreign securities.

                         Each Fund may invest up to 10% of its total assets in debt securities rated below investment grade.

                         Each Fund may write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options does not exceed 25% of the Fund's net assets.

                         Each Fund may purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund do not exceed 20%
                         of the Fund's net assets.

                         Each Fund may enter into any futures contract or option on futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments do not exceed 5% of the Fund's net assets.

----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      The Fund may hold cash or invest in high-quality,  The Fund may invest all or part of its assets in
strategies               short-term securities issued by an agency or       securities with remaining maturities of less than one
                         instrumentality of the U.S. government,            year, cash equivalents or may hold cash.
                         high-quality commercial paper, certificates of
                         deposit, shares of no-load, open-end money market
                         funds, or repurchase agreements as a temporary
                         defensive measure when market conditions so
                         warrant.

----------------------------------------------------------------------------------------------------------------------------------
Diversification          Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

----------------------------------------------------------------------------------------------------------------------------------
Industry concentration   Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

----------------------------------------------------------------------------------------------------------------------------------
Restricted and           If immediately after and as a result of such action the value of the following securities, in the
illiquid securities      aggregate, would exceed 15% of the Fund's net assets, the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii)
                         purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the
                         Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the
                         NASDAQ Stock Market.

----------------------------------------------------------------------------------------------------------------------------------
Borrowing                The Fund may borrow money (i) from banks or (ii) by engaging in reverse repurchase agreements. The Fund will not commit to additional securities purchases if total outstanding borrowings are equal to 5% or more of total assets.

----------------------------------------------------------------------------------------------------------------------------------
Lending                  The Fund may lend securities to qualified institutional investors with a value of up to 33% of the Fund's total assets.

----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments   The Fund may not purchase securities on margin.  However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other investment         As described above, the Funds have substantially similar principal investment strategies and policies.
policies and             Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions             discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

----------------------------------------------------------------------------------------------------------------------------------
                                                           BUYING, SELLING AND EXCHANGING SHARES
----------------------------------------------------------------------------------------------------------------------------------
Sales charges            Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer Opportunities
                         the Fund are subject to a 5.75% front-end sales    Fund you receive in the Reorganization will not be
                         charge.                                            subject to any sales charge.  Moreover, if you own
                                                                            shares in your own name as of the closing of the
                         Contingent deferred sales charge of up to 5% if    Reorganization(i.e., not in the name of a broker) and
                         you redeem Class B shares within six years of      maintain your account, you may purchase Class A shares
                         purchase.                                          of Pioneer Opportunities Fund and Class A shares of
                                                                            any fund in the Pioneer family of funds through such
                         Contingent deferred sales charge of 1% if you      account in the future without paying any sales charge.
                         redeem Class C shares within one year of
                         purchase.

                         Purchases of Investor Class shares of the Fund     Except as described above, Class A shares of Pioneer
                         are not subject to a sales load.                   Opportunities Fund are subject to a front-end sales
                                                                            charge of up to 4.50%.
                         The Fund assesses a mandatory redemption fee of
                         2%, as a percentage of the amount redeemed or
                         exchanged, on Class A and Investor Class shares
                         held less than 30 days.

----------------------------------------------------------------------------------------------------------------------------------
Management and other     Safeco Opportunities Fund pays an advisory fee     Pioneer Opportunities Fund will pay Pioneer a
fees                     ona monthly basis at an annual rate as follows:    management fee equal to 0.68% of the Fund's average
                         $0 - $250,000,000:                  0.70 of 1%     daily net assets.
                         $250,000,001 - $750,000,000:        0.65 of 1%
                         $750,000,001 - $1,250,000,000:      0.60 of 1%     In addition, the Fund will reimburse Pioneer for
                         Over $1,250,000,000:                0.55 of 1%     certain Fund accounting and legal expenses incurred on
                                                                            behalf of the Fund and pays a separate shareholder
                         SAM serves as administrator and Fund accounting    servicing/transfer agency fee to PIMSS, an affiliate
                         agent for the Fund.  The Fund pays SAM an          of Pioneer.
                         administrative services fee of 0.05% of the
                         Fund's average daily net assets up to the first    Pioneer has agreed until the second anniversary of the
                         $200,000,000 and 0.01% of its net assets           closing of the Reorganization to limit the ordinary
                         thereafter, and an accounting fee of 0.04% of      operating expenses (excluding taxes, commissions,
                         the Fund's average daily net assets up to the      interest and extraordinary expenses) of the Investor
                         first $200,000,000 and 0.01% of its net assets     Class to 1.05% of the average daily net assets
                         thereafter.                                        attributable to the Investor Class.

                         During its most recent fiscal year, Safeco
                         Opportunities Fund paid aggregate advisory and administration fees at an average rate of 0.79% of average daily net assets.

                         SAM had contractually agreed until April 30, 2009, to pay certain fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class A shares, after giving effect to the expense limitation were 1.33%, and without giving effect to the expense limitation, were 2.38% per share.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense limitation, were 2.45% per share.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                         limitation, were 2.48% per share.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor
                         Class shares, after giving effect to the expense limitation were 1.08%, and without giving effect to the expense limitation, were 1.14% per share

----------------------------------------------------------------------------------------------------------------------------------
Distribution and         Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee      will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

----------------------------------------------------------------------------------------------------------------------------------
Buying shares            You may buy shares of the Fund directly through    You may buy shares from any investment firm that has a
                         Safeco Securities, Inc., the Fund's principal      sales agreement with PFD, Pioneer Opportunities Fund's
                         underwriter or through brokers, registered         distributor.  Existing shareholders of Safeco
                         investment advisers, banks and other financial     Opportunities Fund who own shares in their own name as
                         institutions that have entered into selling        of the closing date of the Reorganization and who
                         agreements with the Fund's principal underwriter,  maintain their accounts may buy shares of any fund in
                         as described in the Fund's prospectus.             the Pioneer family of funds through such accounts in
                                                                            the future without paying sales charges.

                         Certain account transactions may be done by        If the account is established in the shareholder's own
                         telephone                                          name, shareholders may also purchase additional shares
                                                                            of Pioneer Opportunities Fund by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege       There are no sales charges on shares you acquire   You may exchange shares of Pioneer Opportunities Fund
                         through dividend reinvestment or other fund        without incurring any fee on the exchange with the
                         distributions or for Class A shares that you       more than 62 other Pioneer Funds. Your exchange would be
                         have exchanged for Class A shares of another       for Class A shares, which would be subject to Rule 12b-1
                         fund.                                              fees. An exchange generally is treated as a sale and a
                                                                            new purchase of shares for federal income tax purposes.
                         Certain account transactions may be done by
                         telephone.                                         If the account is established in the shareholder's own
                                                                            name, shareholders may also exchange shares of Pioneer
                                                                            Opportunities Fund for shares of other Pioneer Funds
                                                                            by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------
Selling shares           Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.

                         ---------------------------------------------------------------------------------------------------------
                         You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                         directly in writing or by contacting a financial   to sell shares to PIMSS.  You can also sell your
                         intermediary as described in the Fund's            shares by contacting the Fund directly if your account
                         prospectus.                                        is registered in your name.

                                                                            If the account is established in the shareholder's own
                                                                            name, shareholders may also redeem shares of Pioneer
                                                                            Opportunities Fund by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

o The stock market goes down (this risk factor may be greater in the short term)
o    Growth stocks fall out of favor with investors
o    The Fund's investments do not have the growth potential originally expected
o The Fund's shares may be subject to frequent and more significant changes in value than the stock market in general due to the volatility of some of the smaller companies in which it invests
o During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

o    Inadequate financial information
o    Smaller, less liquid and more volatile markets
o    Political and economic upheavals

PAST PERFORMANCE

Set forth below is performance information for Safeco Opportunities Fund. The bar chart shows how Safeco Opportunities Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for Safeco Opportunities Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. Since Pioneer Opportunities Fund has not yet commenced investment operations, it has no prior performance.

                   SAFECO OPPORTUNITIES FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -1.62

                              1995       26.1

                              1996       22.9

                              1997      49.96

                              1998       4.37

                              1999       2.64

                              2000      -4.16

                              2001      22.03

                              2002     -36.92

                              2003      43.98

* During the period shown in the bar chart, your Fund's highest quarterly return was 34.64% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.84% for the quarter ended September 30, 2002.

                            SAFECO OPPORTUNITIES FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
   SAFECO OPPORTUNITIES, CLASS A SHARES
      Return Before Taxes                                    35.37%    0.28%     9.23%
      Return After Taxes on Distributions (1)                35.37%    0.28%     6.93%
      Return After Taxes on Distributions and
         Sale of Fund Shares (1)                             22.99%    0.24%     6.62%
   SAFECO OPPORTUNITIES FUND, CLASS B SHARES
      Return Before Taxes                                    37.64%    0.35%     9.38%
   SAFECO OPPORTUNITIES FUND, CLASS C SHARES
      Return Before Taxes                                    41.64%    0.75%     9.28%
   SAFECO OPPORTUNITIES FUND, INVESTOR CLASS SHARES
      Return Before Taxes                                    43.98%    1.74%    10.03%
      Return After Taxes on Distributions (1)                43.98%    1.74%     7.72%
      Return After Taxes on Distributions and
         Sale of Fund Shares (1)                             28.59%    1.49%     7.34%
   RUSSELL 2000 INDEX (2)                                    47.25%    7.13%     9.48%
      (reflects no deduction for fees, expenses or taxes)

(1) After-tax returns are calculated using the historical h ighest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 2000 Index, an unmanaged index of 2,000 small capitalization stocks, is for reference only and does not mirror Safeco Opportunities Fund's investments.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Opportunities Fund, the estimated annual expenses of the Pioneer Opportunities Fund. The Pioneer Opportunities Fund's actual expenses may be greater or less.

  -----------------------------------------------------------------------------------------------------
      SHAREHOLDER
    TRANSACTION FEES        SAFECO          SAFECO          SAFECO          SAFECO           PIONEER
    (PAID DIRECTLY      OPPORTUNITIES   OPPORTUNITIES   OPPORTUNITIES   OPPORTUNITIES    OPPORTUNITIES
      FROM YOUR             FUND            FUND            FUND            FUND              FUND
      INVESTMENT)          CLASS A         CLASS B         CLASS C      INVESTOR CLASS   INVESTOR CLASS
  -----------------------------------------------------------------------------------------------------
  Maximum sales              5.75%(6)        None            None             None            None (1)
  charge (load) when
  you buy shares as a
  percentage of
  offering price
  -----------------------------------------------------------------------------------------------------
  Maximum deferred           None            5.00%(7)        1.00%(8)         None            None
  sales charge (load)
  as a % of purchase
  price or the amount
  you receive when
  you sell shares,
  whichever is less
  -----------------------------------------------------------------------------------------------------
  Redemption fees for        2.00%           None            None             2.00%           None
  shares held less
  than 30 days
  -----------------------------------------------------------------------------------------------------
  Wire redemption fee      $   20 (4)      $   20 (4)      $   20 (4)       $   20 (4)       $  10
  -----------------------------------------------------------------------------------------------------
  Annual low balance       $   12 (5)      $   12 (5)      $   12 (5)       $   12 (5)        None
  fee
  -----------------------------------------------------------------------------------------------------
  ANNUAL FUND
  OPERATING EXPENSES
  (DEDUCTED FROM FUND
  ASSETS)
  (AS A % OF AVERAGE
  NET ASSETS)
  -----------------------------------------------------------------------------------------------------
  Management fee             0.68%           0.68%           0.68%            0.68%           0.68%
  -----------------------------------------------------------------------------------------------------
  Distribution and           0.25%           1.00%           1.00%            None            None
  service (12b-1) fee
  -----------------------------------------------------------------------------------------------------
  Other expenses             1.45%           0.77%           0.80%            0.46%           0.27%
  -----------------------------------------------------------------------------------------------------
  Total fund                 2.38%           2.45%           2.48%            1.14%           0.95%
  operating expenses
  -----------------------------------------------------------------------------------------------------
  Expense reduction          1.05%(2)        0.37%(2)        0.40%(2)         0.06%(2)        None (3)
  -----------------------------------------------------------------------------------------------------
  Net fund operating         1.33%           2.08%           2.08%            1.08%           0.95%
  expenses
  -----------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Opportunities Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Tax Free Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Opportunities Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Opportunities Fund to 1.05% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's and Pioneer Opportunities Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Opportunities Fund and two years for Pioneer Opportunities Fund and (f) and the Investor Class shares of Pioneer Opportunities Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

     ------------------------------------------------------------
     EXAMPLE
     ------------------------------------------------------------
                         SAFECO OPPORTUNITIES FUND
     ------------------------------------------------------------
     CLASS A SHARES
     ------------------------------------------------------------
     Year 1                               $   703
     ------------------------------------------------------------
     Year 3                               $   972
     ------------------------------------------------------------
     Year 5                               $ 1,262
     ------------------------------------------------------------
     Year 10                              $ 2,084
     ------------------------------------------------------------
     CLASS B SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
     ------------------------------------------------------------
     Year 1                     $  711               $   211
     ------------------------------------------------------------
     Year 3                     $  952               $   652
     ------------------------------------------------------------
     Year 5                     $ 1,319              $ 1,119
     ------------------------------------------------------------
     Year 10                    $ 2,043              $ 2,043
     ------------------------------------------------------------
     CLASS C SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
     ------------------------------------------------------------
     Year 1                     $   311              $   211
     ------------------------------------------------------------
     Year 3                     $   652              $   652
     ------------------------------------------------------------
     Year 5                     $ 1,119              $ 1,119
     ------------------------------------------------------------
     Year 10                    $ 2,410              $ 2,410
     ------------------------------------------------------------
     INVESTOR CLASS SHARES
     ------------------------------------------------------------
     Year 1                               $   110
     ------------------------------------------------------------
     Year 3                               $   343
     ------------------------------------------------------------
     Year 5                               $   595
     ------------------------------------------------------------
     Year 10                              $ 1,317
     ------------------------------------------------------------
                        PIONEER OPPORTUNITIES FUND
     ------------------------------------------------------------
     INVESTOR CLASS SHARES
     ------------------------------------------------------------
     Year 1                               $    97
     ------------------------------------------------------------
     Year 3                               $   304
     ------------------------------------------------------------
     Year 5                               $   528
     ------------------------------------------------------------
     Year 10                              $ 1,171
     ------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Opportunities Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

THIRD, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Opportunities Fund to 1.05% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FOURTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

FIFTH, the Investor Class shares of Pioneer Opportunities Fund received in the Reorganization will provide Safeco Opportunities Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The Trustees of Pioneer Opportunities Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Opportunities Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Opportunities Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each fund, as of December 31, 2003.

  -----------------------------------------------------------------------------
                                                          PIONEER OPPORTUNITIES
                              SAFECO OPPORTUNITIES FUND           FUND
                                  DECEMBER 31, 2003        DECEMBER 31, 2003
  -----------------------------------------------------------------------------
  NET ASSETS (in millions)          $        526                   N/A
  -----------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE                                        N/A
     Class A shares                 $      24.38
     Class B shares                 $      23.05
     Class C shares                 $      23.05
     Investor Class shares          $      24.75
  -----------------------------------------------------------------------------
  SHARES OUTSTANDING                                               N/A
     Class A shares                      881,000
     Class B shares                      483,000
     Class C shares                        8,000
     Investor Class shares            19,928,000
  -----------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Opportunities Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Opportunities Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Opportunities Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Opportunities Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         SAFECO HIGH-YIELD BOND FUND AND
                             PIONEER HIGH YIELD FUND

                                   PROPOSAL 5
            APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                                  COMPARISON OF SAFECO HIGH YIELD FUND TO THE PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO HIGH YIELD FUND                              PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Taxable Bond Trust, a           A diversified open-end management investment company
                          diversified open-end management investment         organized as a Delaware statutory trust.
                          company organized as a Delaware statutory trust.

----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $37.8 million                                      $7,665 million
June 30, 2004

----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser
portfolio managers        SAM                                                Pioneer

                          Portfolio Managers:                                Portfolio Managers:
                          Greg Card (since July 2003 and until August 2,     Margaret D. Patel (since inception)
                          2004)                                              Joined Pioneer in 1999
                          Assistant Vice President, SAM                      Investment professional for over 25 years
                          Joined SAM in 2001

                          Beverly Denny (since July 2003)
                          Assistant Vice President, SAM
                          Associated with SAM since 1991

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Manager of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund.

----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks to provide a high level of          The Fund seeks to maximize total return through a
                          current interest income through the purchase of    combination of income and capital appreciation.
                          high-yield debt securities.

                          --------------------------------------------------------------------------------------------------------
                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.

----------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal market conditions, the Fund           Under normal market conditions, the Fund invests at
                          invests at least 80% of net assets (plus any       least 80% of net assets (plus any borrowings for
                          borrowings for investment purposes) in             investment purposes) in below investment grade (high
                          high-yield debt securities.                        yield) debt securities and preferred stocks.

----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The Fund uses a "value" style of management and    The Fund uses a "value" style of management and seeks
                          seeks to invest in an issuer that is a good        securities selling at reasonable prices or
                          value relative to its peers.  Pioneer evaluates    substantial discounts to their underlying values and
                          an issuer's creditworthiness, liquidity and        then holds these securities for their incremental
                          prospects for growing earnings and cash flow.      yields or until the market values reflect their
                                                                             intrinsic values.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO HIGH YIELD FUND                              PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest up to 20% of its assets in     The Fund's investments may have fixed or variable
                          unrated securities.  In addition, the Fund may     principal payments and all types of interest rate and
                          invest up to 5% of its total assets in             dividend payment and reset terms, including ?xed
                          securities which are in default.                   rate, adjustable rate, zero coupon, contingent,
                                                                             deferred, payment in kind and auction rate features.
                          The Fund may invest in restricted securities       The Fund invests in securities with a broad range of
                          that are exempt from registration requirements     maturities.
                          and eligible for resale to qualified
                          institutional investors under Rule 144A or         The Fund may invest in mortgage-backed and
                          Section 4(2).                                      asset-backed securities.  To the extent the Fund
                                                                             invests significantly in asset-backed and
                          The Fund may invest in Yankee sector debt          mortgage-related securities, its exposure to
                          securities. Yankee debt securities are             prepayment and extension risks may be greater than if
                          securities issued in the U.S. by foreign           it invested in other fixed income securities.
                          issuers. These bonds involve investment risks
                          that are different from those of domestic          The Fund may invest in mortgage derivatives and
                          issuers.                                           structured securities.  Mortgage derivatives can
                                                                             become illiquid and hard to value in declining
                          The Fund may invest in securities that are         markets.
                          direct obligations of the U.S. Treasury and
                          supported by the full faith and credit of the      Consistent with its objective, the Fund may invest in
                          U.S. government.  The Fund may invest in other     equity securities issued by both U.S. and non-U.S.
                          U.S. Government Securities, including (a)          issuers, including common stocks, depositary
                          securities supported by the full faith and         receipts, warrants, rights and other equity interests
                          credit of the U.S. government but that are not     when Pioneer believes they offer the potential for
                          direct obligations of the U.S. Treasury,  (b)      capital appreciation or to diversity the Fund's
                          securities that are not supported by the full      portfolio.
                          faith and credit of the U.S. government but are
                          supported by the issuer's ability to borrow        The Fund may invest in securities of Canadian issuers
                          from the U.S. Treasury, and (c) securities         to the same extent as U.S. issuers.  The Fund may
                          supported solely by the creditworthiness of the    invest up to 15% of its total assets in securities of
                          issuer.                                            non-U.S. and non-Canadian issuers, including debt and
                                                                             equity securities of corporate issuers and debt
                          The Fund may invest up to 20% of assets in         securities of government issuers in developed and
                          foreign securities.                                emerging markets.

----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in                The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by      securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.           year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.

----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such       The Fund may not invest more than 15% of its net
securities                action the value of the following securities,      assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the          securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO HIGH YIELD FUND                              PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or        The Fund may not borrow money, except the Fund may:
                          (ii) by engaging in reverse repurchase             (a) borrow from banks or through reverse repurchase
                          agreements. The Fund will not commit to            agreements in an amount up to 33 1/3% of the Fund's
                          additional securities purchases if total           total assets (including the amount borrowed); (b) to
                          outstanding borrowings are equal to 5% or more     the extent permitted by applicable law, borrow up to
                          of total assets.                                   an additional 5% of the Fund's assets for temporary
                                                                             purposes; (c) obtain such short-term credits as are
                                                                             necessary for the clearance of portfolio
                                                                             transactions; (d) the Fund may purchase securities on
                                                                             margin to the extent permitted by applicable law; and
                                                                             (e) engage in transactions in mortgage dollar rolls
                                                                             that are accounted for as financings.

----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified          The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to      that may not exceed 33 1/3% of the value of its
                          33% of the Fund's total assets.                    assets.

----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.    The Fund may use futures and options on securities,
                          However, the Fund may (i) obtain short-term        indices and currencies, forward currency exchange
                          credits as necessary to clear its purchases and    contracts and other derivatives.  The Fund does not
                          sales of securities, and (ii) make margin          use derivatives as a primary investment technique and
                          deposits in connection with its use of             generally limits their use to hedging.  However, the
                          financial options and futures, forward and spot    Fund may use derivatives for a variety of
                          currency contracts, swap transactions and other    non-principal purposes, including:
                          financial contracts or derivative instruments.     o    As a hedge against adverse changes in stock
                                                                                  market prices, interest rates or currency
                                                                                  exchange rates
                                                                             o    As a substitute for purchasing or selling
                                                                                  securities
                                                                             o    To increase the Fund's return as a non-hedging
                                                                                  strategy that may be considered speculative

----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

----------------------------------------------------------------------------------------------------------------------------------
                                                         BUYING, SELLING AND EXCHANGING SHARES
----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer High Yield Fund
                          the Fund are subject to a 4.50% front-end sales    you receive in the Reorganization will not be subject
                          charge.                                            to any sales charge.  Moreover, if you own shares in
                                                                             your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 5% if    (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of      account, you may purchase Class A shares of Pioneer
                          purchase.                                          High Yield Fund and Class A shares of any fund in the
                                                                             Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you      future without paying any sales charge.
                          redeem Class C shares within one year of
                          purchase.                                          Except as described above, Class A shares of Pioneer
                                                                             High Yield Fund are subject to a front-end sales
                          Purchases of Investor Class shares of the Fund     charge of up to 4.50%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco High Yield Fund pays an advisory fee on     Pioneer High Yield Fund pays Pioneer a management fee
fees                      a monthly basis at an annual rate as follows:      equal to:
                          $0 - $250,000,000:              0.65 of 1%         0.70% of average daily net assets up to $500 million;
                          $250,000,001 - $750,000,000:    0.55 of 1%         0.65% of the next $500 million;
                          Over $750,000,000:              0.50 of 1%         0.60% of the next $4 billion;
                                                                             0.55% of the next $1 billion;
                          SAM serves as administrator and Fund accounting    0.50% of the next $1 billion;
                          agent for the Fund.  The Fund pays SAM an          0.45% of the next $1 billion;
                          administrative services fee of 0.05% of the        0.40% of the next $1 billion;
                          Fund's average daily net assets up to the first    0.35% of the next $1 billion; and
                          $200,000,000 and 0.01% of its net assets           0.30% on assets over $10 billion.
                          thereafter, and an accounting fee of 0.04% of
                          the Fund's average daily

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO HIGH YIELD FUND                              PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
                          net assets up to the first $200,000,000 and        During its most recent fiscal year, Pioneer High
                          0.01% of its net assets thereafter.                Yield Fund paid an advisory fee at an average rate of
                                                                             0.61% of average daily net assets.
                          During its most recent fiscal year, Safeco
                          High-Yield Fund paid aggregate advisory and        In addition, the Fund reimburses Pioneer for certain
                          administration fees at an average rate of 0.74%    fund accounting and legal expenses incurred on behalf
                          of average daily net assets.                       of the Fund and pays a separate shareholder
                                                                             servicing/transfer agency fee to PIMSS, an affiliate
                          SAM had contractually agreed until April 30,       of Pioneer.
                          2009, to pay certain fund operating expenses
                          (but not all of the operating expenses of the      Through October 31, 2005, Pioneer may recover
                          Fund) that exceeded the rate of 0.40% per annum    expenses that it incurred under a prior expense
                          of the Fund's average daily net assets. This       limitation (within three years of being incurred)
                          arrangement included all Fund operating            from the Fund if the expense ratio of the Class A
                          expenses except management fees, Rule 12b-1        shares is less than 1.00%. Each class will reimburse
                          fees, brokerage commissions, taxes, interest,      Pioneer no more than the amount by which that class'
                          and extraordinary expenses.                        expenses were reduced.

                          For the fiscal year ended December 31, 2003,       For the fiscal year ended October 31, 2003, the
                          the Fund's annual operating expenses for Class     Fund's annual operating expenses for Class A shares
                          A shares, after giving effect to the expense       were 1.06% per share.
                          limitation were 1.30%, and without giving
                          effect to the expense limitation, were 1.41%       Pioneer has agreed until the second anniversary of
                          per share.                                         the closing of the Reorganization to limit the
                                                                             ordinary operating expenses (excluding taxes,
                          For the fiscal year ended December 31, 2003,       commissions, interest and extraordinary expenses) of
                          the Fund's annual operating expenses for Class     the Investor Class to 0.90% of the average daily net
                          B shares, after giving effect to the expense       assets attributable to the Investor Class.
                          limitation were 2.05%, and without giving
                          effect to the expense limitation, were 2.88%
                          per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 2.05%, and without giving effect to the expense limitation, were 2.45% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 1.05%, and without giving effect to the expense limitation, were 1.27% per share.

----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer High Yield Fund's
                          underwriter or through brokers, registered         distributor.  Existing shareholders of Safeco High
                          investment advisers, banks and other financial     Yield Fund who own shares in their own name as of the
                          institutions that have entered into selling        closing date of the Reorganization and who maintain
                          agreements with the Fund's principal               their accounts may buy shares of any fund in the
                          underwriter, as described in the Fund's            Pioneer family of funds through such accounts in the
                          prospectus.                                        future without paying sales charges.

                                                                             If the account is established in the shareholder's
                          Certain account transactions may be done by        own name, shareholders may also purchase additional
                          telephone                                          shares of Pioneer High Yield Fund by telephone or
                                                                             online.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO HIGH YIELD FUND                              PIONEER HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer High Yield Fund
                          acquire through dividend reinvestment or other     without incurring any fee on the exchange with the
                          fund distributions or for Class A shares that      more than 62 other Pioneer Funds. Your exchange would
                          you have exchanged for Class A shares of           be for Class A shares, which would be subject to Rule
                          another fund.                                      12b-1 fees.  An exchange generally is treated as a sale
                                                                             and a new purchase of shares for federal income tax
                          Certain account transactions may be done by        purposes.
                          telephone.
                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer High Yield Fund for shares of other Pioneer
                                                                             Funds by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------
Selling Shares            Class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.

                          --------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the Fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer High Yield Fund by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

Investment in high yield securities involves substantial risk of loss. High yield securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in either Fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment

o    Greater risk of loss due to default or declining credit quality

o Adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments

o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

In addition, each Fund holds a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                     SAFECO HIGH YIELD FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -2.25

                              1995      15.14

                              1996      10.39

                              1997      12.79

                              1998       4.45

                              1999       3.74

                              2000      -5.52

                              2001      -2.05

                              2002     -17.47

                              2003       30.5

* During the period shown in the bar chart, your Fund's highest quarterly return was 10.53% for the quarter ended June 30, 2003, and the lowest quarterly return was -12.38% for the quarter ended June 30, 2002.

                    PIONEER HIGH YIELD FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1999      27.09

                              2000      12.81

                              2001      16.74

                              2002       -2.7

                              2003      32.13

* During the period shown in the bar chart, since the Fund's inception on February 12, 1998, Pioneer High Yield Fund's highest quarterly return was 11.10% for the quarter ended December 31, 1999, and the lowest quarterly return was -8.97% for the quarter ended September 30, 2002.

                             SAFECO HIGH YIELD FUND
       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                               1 YEAR   5 YEARS   10 YEARS
                                                               ------   -------   --------
    SAFECO HIGH YIELD FUND, CLASS A SHARES
       Return Before Taxes                                     24.55%    -0.45%     3.65%
       Return After Taxes on Distributions(2)                  20.85%    -3.67%     0.20%
       Return After Taxes on Distributions and
          Sale of Fund Shares(2)                               15.68%    -2.35%     0.95%
    SAFECO HIGH YIELD FUND, CLASS B SHARES
       Return Before Taxes                                     24.21%    -0.58%     3.66%
    SAFECO HIGH YIELD FUND, CLASS C SHARES
       Return Before Taxes                                     28.35%    -.027%     3.59%
    SAFECO HIGH YIELD FUND, INVESTOR CLASS SHARES
       Return Before Taxes                                     30.50%     0.67%     4.28%
       Return After Taxes on Distributions(1)                  26.51%    -2.68%     0.75%
       Return After Taxes on Distributions and
          Sale of Fund Shares(1)                               19.53%    -1.49%     1.44%
    MERRILL LYNCH HIGH-YIELD MASTER II INDEX(2)                28.15%     5.02%     7.05%
       (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rater below investment grade, but not in default, is for reference only and does not mirror Safeco High Yield Fund's investments.

                    PIONEER HIGH YIELD FUND - CLASS A SHARES
       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2003

                                                             1 YEAR   5 YEARS   SINCE INCEPTION(1)
                                                             ------   -------   ------------------
    PIONEER HIGH YIELD FUND, CLASS A SHARES
       Return Before Taxes                                   26.15%    15.49%        11.71%
       Return After Taxes on Distributions(2)                23.09%    11.39%         7.99%
       Return After Taxes on Distributions and
          Sale of Fund Shares(2)                             16.78%    10.72%         7.63%
    MERRILL LYNCH HIGH-YIELD MASTER II INDEX(3)              28.15%     5.02%         4.45%
       (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on February 12, 1998.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rater below investment grade, but not in default, is for reference only and does not mirror Pioneer High Yield Fund's investments.

Pioneer High Yield Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco High Yield Fund, the expenses of Safeco High Yield Fund for the year ended December 31, 2003 and

(ii) for Pioneer High Yield Fund, the expenses of Pioneer High Yield Fund for the year ended October 31, 2003. Future expenses for all share classes may be greater or less.

   -----------------------------------------------------------------------------------------------------------------
   SHAREHOLDER                                                                                             PIONEER
   TRANSACTION FEES                                                                                       HIGH YIELD
   (PAID DIRECTLY         SAFECO HIGH YIELD   SAFECO HIGH YIELD   SAFECO HIGH YIELD   SAFECO HIGH YIELD      FUND
   FROM YOUR                    FUND                FUND                FUND                FUND           INVESTOR
   INVESTMENT)                CLASS A             CLASS B             CLASS C          INVESTOR CLASS       CLASS
   -----------------------------------------------------------------------------------------------------------------
   Maximum sales                4.50%(6)            None                None                  None           None(1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   -----------------------------------------------------------------------------------------------------------------
   Maximum deferred             None                5.00%(7)            1.00%(8)              None           None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   -----------------------------------------------------------------------------------------------------------------
   Redemption fees for          2.00%               None                None                  2.00%           N/A
   shares held less
   than 30 days
   -----------------------------------------------------------------------------------------------------------------
   Wire redemption fee         $  20(4)            $  20(4)            $  20(4)              $  20(4)         N/A
   -----------------------------------------------------------------------------------------------------------------
   Annual low balance          $  12(5)            $  12(5)            $  12(5)              $  12(5)         N/A
   fee
   -----------------------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING EXPENSES
   (DEDUCTED FROM FUND
   ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   -----------------------------------------------------------------------------------------------------------------
   Management fee               0.65%               0.65%               0.65%                 0.65%          0.58%
   -----------------------------------------------------------------------------------------------------------------
   Distribution and             0.25%               1.00%               1.00%                 None           None
   service (12b-1) fee
   -----------------------------------------------------------------------------------------------------------------
   Other expenses               0.51%               1.23%               0.80%                 0.62%          0.39%
   -----------------------------------------------------------------------------------------------------------------
   Total fund                   1.41%               2.88%               2.45%                 1.27%          0.97%
   operating expenses
   -----------------------------------------------------------------------------------------------------------------
   Expense reduction            0.11%(2)            0.83%(2)            0.40%(2)              0.22%(2)       None(3)
   -----------------------------------------------------------------------------------------------------------------
   Net fund operating           1.30%               2.05%               2.05%                 1.05%          0.90%
   expenses
   -----------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer High Yield Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer High Yield Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco High Yield Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer High Yield Fund to 0.90% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco High Yield Fund and two years for Pioneer High Yield Fund and (f) and the Investor Class shares of Pioneer High Yield Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

             -----------------------------------------------------
             EXAMPLE
             -----------------------------------------------------
                             SAFECO HIGH YIELD FUND
             -----------------------------------------------------
             CLASS A SHARES
             -----------------------------------------------------
             Year 1                        $   576
             -----------------------------------------------------
             Year 3                        $   844
             -----------------------------------------------------
             Year 5                        $ 1,131
             -----------------------------------------------------
             Year 10                       $ 1,947
             -----------------------------------------------------
             CLASS B SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1               $   708           $   208
             -----------------------------------------------------
             Year 3               $   943           $   643
             -----------------------------------------------------
             Year 5               $ 1,303           $ 1,103
             -----------------------------------------------------
             Year 10              $ 2,010           $ 2,010
             -----------------------------------------------------
             CLASS C SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1               $   308           $   208
             -----------------------------------------------------
             Year 3               $   643           $   643
             -----------------------------------------------------
             Year 5               $ 1,103           $ 1,103
             -----------------------------------------------------
             Year 10              $ 2,379           $ 2,379
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                        $   107
             -----------------------------------------------------
             Year 3                        $   334
             -----------------------------------------------------
             Year 5                        $   579
             -----------------------------------------------------
             Year 10                       $ 1,283
             -----------------------------------------------------
                             PIONEER HIGH YIELD FUND
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                        $    92
             -----------------------------------------------------
             Year 3                        $   299
             -----------------------------------------------------
             Year 5                        $   536
             -----------------------------------------------------
             Year 10                       $ 1,217
             -----------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco High Yield Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the investment performance of Pioneer High Yield Fund, which has one of the best performance records of any mutual fund specializing high yield securities. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer High Yield Fund had an average annual return of ___% and ___% compared to an average annual of the Class A shares and Investor

Class shares of ___% and ___% (one year) and ___% and ___% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer High Yield Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer High Yield Fund to 0.90% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer High Yield Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, based upon the Class A expense ratio for the most recent fiscal year, were 1.06% of average daily net assets, which was below the net expenses of the Class A shares of your Fund and only one basis point above the net expenses of the Investor Class of your Fund.

FIFTH, the substantially larger size of Pioneer High Yield Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer High Yield Fund received in the Reorganization will provide Safeco High Yield Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all of out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra".

The board of trustees of Pioneer High Yield Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer High Yield Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer High Yield Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003 for Safeco High Yield Fund and October 31, 2003 for Pioneer High Yield Fund.

  ----------------------------------------------------------------------------
                              SAFECO HIGH YIELD FUND   PIONEER HIGH YIELD FUND
                                DECEMBER 31, 2003         OCTOBER 31, 2003
  ----------------------------------------------------------------------------
  NET ASSETS (in millions)          $       43               $ 8,693.4
  ----------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
     Class A shares                 $     5.85               $   11.59
     Class B shares                 $     5.84               $   11.63
     Class C shares                 $     5.86               $   11.73
     Investor Class shares          $     5.84                     N/A
  ----------------------------------------------------------------------------
  SHARES OUTSTANDING
     Class A shares                    489,000             282,113,431
     Class B shares                    112,000             160,751,979
     Class C shares                     27,000             205,806,601
     Investor Class shares           6,726,000                     N/A
  ----------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer High Yield Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer High Yield Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer High Yield Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer High Yield Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                     SAFECO INTERMEDIATE-TERM BOND FUND AND
                                PIONEER BOND FUND

                                   PROPOSAL 6
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                                   COMPARISON OF SAFECO IT BOND FUND TO THE PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                          SAFECO IT BOND FUND                               PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Managed Bond Trust, a          A diversified open-end management investment company
                          diversified open-end management investment        organized as a Delaware statutory trust.
                          company organized as a Delaware statutory
                          trust.

---------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $9.6 million                                      $259 million
June 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers (since 2004 and until August   Portfolio Managers:
                          2, 2004):                                         Day-to-day management of the fund's portfolio is the
                          Greg Card                                         responsibility of a team of fixed income portfolio
                          Assistant Vice President, SAM                     managers led by Kenneth J. Taubes.
                          Joined SAM in 2001                                Mr. Taubes joined Pioneer as a senior vice president
                                                                            in September 1998 and has been an investment
                          Tim Hokari                                        professional since 1982.
                          Assistant Vice President, SAM
                          Joined SAM in 2000

                          Lesley Fox
                          Assistant Vice President, SAM
                          Joined SAM in 2000

                          Nancy McFadden
                          Fixed Income Analyst, SAM
                          Joined SAM in 2001

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Managers of the Pioneer Fund, as indicated in the next column, are currently managing your Safeco Fund.

---------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks a high level of current income     The Fund seeks current income by investing primarily
                          as is consistent with the preservation of         in an investment-grade portfolio, consistent with
                          capital.                                          capital preservation and prudent investment risk.

                          -------------------------------------------------------------------------------------------------------
                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          SAFECO IT BOND FUND                               PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal circumstances, the Fund invests at   Under normal market conditions, the Fund invests at
                          least 80% of net assets (plus any borrowings      least 80% of total assets in
                          for investment purposes) in bonds, including      o    Debt securities issued or guaranteed by the
                          but not limited to corporate, government and           U.S. government or its agencies and
                          mortgage bonds, most of which will be                  instrumentalities
                          investment-grade quality, whether rated or        o    Debt securities, including convertible debt,
                          unrated.                                               of corporate and other issuers rated at least
                                                                                 investment grade at the time of investment, and
                          The dollar weighted average maturity of the            comparably rated commercial paper
                          Fund generally ranges between three and ten       o    Cash and cash equivalents, certificates of
                          years                                                  deposit, repurchase agreements maturing in one
                                                                                 week or less and bankers' acceptances

---------------------------------------------------------------------------------------------------------------------------------
Investment strategies     In managing the portfolio and selecting           Pioneer considers both broad economic and issuer
                          securities, SAM historically considered:          specific factors in selecting a portfolio designed to
                          o    The price of the security relative to        achieve the fund's investment objective. In assessing
                               its rating and market sector                 the appropriate maturity, rating and sector weighting
                          o    Structural features, such as an              of the fund's portfolio, Pioneer considers a variety
                               issuer's right to buy the bond back at a     of factors that are expected to influence economic
                               stated price or the Fund's right to          activity and interest rates. These factors include
                               require the issuer to buy the bond back at   fundamental economic indicators, such as the rates of
                               a stated price                               economic growth and inflation, Federal Reserve
                          o    The effect the security might have on        monetary policy and the relative value of the U.S.
                               existing diversification of Fund assets      dollar compared to other currencies. Once Pioneer
                               and allocation among various market          determines the preferable portfolio characteristics,
                               sectors                                      it selects individual securities based upon the terms
                          o    The effect the security might have on        of the securities (such as yields compared to U.S.
                               the yield and sensitivity to interest rate   Treasuries or comparable issuers), liquidity and
                               changes of the Fund's overall portfolio      rating, sector and issuer diversification.

                          The Fund may engage in short-term trading to achieve its objective.

---------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest up to 20% of its assets in    The Fund may invest up to 20% of its total assets in
                          high yield debt securities rated below            debt securities rated below investment grade or, if
                          investment grade ("junk" or "high-risk" bonds)    unrated, of equivalent quality as determined by
                          and may invest in Yankee sector bonds and         Pioneer.
                          Eurodollar bonds.
                                                                            Up to 15% of its total assets in equity and debt
                          The Fund may also invest in mortgage-backed or    securities of non-U.S. corporate issuers and in debt
                          asset-backed securities.                          securities of non-U.S. government issuers.

                          The Fund may invest up to 20% of assets in        The Fund will not invest more than 5% of its total
                          foreign securities.                               assets in the securities of emerging markets issuers.

                                                                            The Fund may invest a substantial portion of its
                                                                            assets in mortgage-related securities, which
                                                                            represent interests in pools of mortgage loans
                                                                            assembled for sale to investors by various U.S.
                                                                            governmental agencies, government-related
                                                                            organizations and private issuers.  These investments
                                                                            may include mortgage-related derivative securities
                                                                            such as collateralized mortgage obligations.

                                                                            The Fund may invest in securities of Canadian issuers
                                                                            to the same extent as securities of U.S. issuers.

---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

---------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

---------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          SAFECO IT BOND FUND                               PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund may not invest more than 15% of its net
securities                action the value of the following securities,     assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the         securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

---------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       The Fund may not borrow money, except the Fund may:
                          (ii) by engaging in reverse repurchase            (a) borrow from banks or through reverse repurchase
                          agreements. The Fund will not commit to           agreements in an amount up to 33 1/3% of the Fund's
                          additional securities purchases if total          total assets (including the amount borrowed); (b) to
                          outstanding borrowings are equal to 5% or more    the extent permitted by applicable law, borrow up to
                          of total assets.                                  an additional 5% of the Fund's assets for temporary
                                                                            purposes; (c) obtain such short-term credits as are
                                                                            necessary for the clearance of portfolio
                                                                            transactions; (d) purchase securities on margin to
                                                                            the extent permitted by applicable law; and (e)
                                                                            engage in transactions in mortgage dollar rolls that
                                                                            are accounted for as financings.

---------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to     that may not exceed 33 1/3% of the value of its total
                          33% of the Fund's total assets.                   assets.

---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.   The Fund may use futures and options on securities,
                          However, the Fund may (i) obtain short-term       indices and currencies, forward currency exchange
                          credits as necessary to clear its purchases and   contracts and other derivatives.  The Fund does not
                          sales of securities, and (ii) make margin         use derivatives as a primary investment technique and
                          deposits in connection with its use of            generally limits their use to hedging.  However, the
                          financial options and futures, forward and spot   Fund may use derivatives for a variety of
                          currency contracts, swap transactions and other   non-principal purposes, including:
                          financial contracts or derivative instruments.    o    As a hedge against adverse changes in stock
                                                                                 market prices, interest rates or currency
                                                                                 exchange rates
                                                                            o    As a substitute for purchasing or selling
                                                                                 securities
                                                                            o    To increase the Fund's return as a non-hedging
                                                                                 strategy that may be considered speculative

---------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

---------------------------------------------------------------------------------------------------------------------------------
                                                           BUYING, SELLING AND EXCHANGING SHARES
---------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer Bond Fund you
                          the Fund are subject to a 3.50% front-end sales   receive in the Reorganization will not be subject to
                          charge.                                           any sales charge.  Moreover, if you own shares in
                                                                            your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 4% if   (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of     account, you may purchase Class A shares of Pioneer
                          purchase.                                         Bond Fund and Class A shares of any fund in the
                                                                            Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you     future without paying any sales charge.
                          redeem Class C shares within one year of
                          purchase.                                         Except as described above, Class A shares of Pioneer
                                                                            Bond Fund are subject to a front-end sales charge of
                          Purchases of Investor Class shares of the Fund    up to 4.50%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          SAFECO IT BOND FUND                               PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco IT Bond Fund pays an advisory fee on a     Pioneer Bond Fund pays Pioneer a management fee equal
fees                      monthly basis at an annual rate as follows:       to 0.50% of the Fund's average daily net assets.
                          $0 - $750,000,000:              0.50 of 1%
                          $750,000,001 - $1,250,000,000:  0.45 of 1%        During its most recent fiscal year, Pioneer Bond Fund
                          Over $1,250,000,000:            0.40 of 1%        paid an advisory fee at an average rate of 0.50% of
                                                                            average daily net assets.
                          SAM serves as administrator and Fund accounting
                          agent for the Fund.  The Fund pays SAM an         In addition, the fund reimburses Pioneer for certain
                          administrative services fee of 0.05% of the       fund accounting and legal expenses incurred on behalf
                          Fund's average daily net assets up to the first   of the fund and pays a separate shareholder
                          $200,000,000 and 0.01% of its net assets          servicing/transfer agency fee to PIMSS, an affiliate
                          thereafter, and an accounting fee of 0.04% of     of Pioneer.
                          the Fund's average daily net assets up to the
                          first $200,000,000 and 0.01% of its net assets    For the fiscal year ended June 30, 2003, the Fund's
                          thereafter.                                       annual operating expenses for Class A shares were
                                                                            1.20% per share.
                          During its most recent fiscal year, Safeco IT
                          Bond Fund paid aggregate advisory and             Pioneer has agreed until the second anniversary of
                          administration fees at an average rate of 0.59%   the closing of the Reorganization to limit the
                          of average daily net assets.                      ordinary operating expenses (excluding taxes,
                                                                            commissions, interest and extraordinary expenses) of
                          SAM had contractually agreed until April 30,      the Investor Class to 0.74% of the average daily net
                          2009, to pay certain fund operating expenses      assets attributable to the Investor Class.
                          (but not all of the operating expenses of the
                          Fund) that exceeded the rate of 0.40% per annum
                          of the Fund's average daily net assets. This
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.15%, and without giving effect to the expense limitation, were 2.05% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 1.90%, and without giving effect to the expense limitation, were 2.78% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 1.90%, and without giving effect to the expense limitation, were 42.54% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation, were 0.90%, and without giving effect to the expense limitation, were 1.53% per share.

---------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          SAFECO IT BOND FUND                               PIONEER BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer Bond Fund's
                          underwriter, or through brokers, registered       distributor.  Existing shareholders of Safeco IT Bond
                          investment advisers, banks and other financial    Fund who own shares in their own name as of the
                          institutions that have entered into selling       closing date of the Reorganization and who maintain
                          agreements with the Fund's principal              their accounts may buy shares of any fund in the
                          underwriter, as described in the Fund's           Pioneer family of funds through such accounts in the
                          prospectus.                                       future without paying sales charges.

                                                                            If the account is established in the shareholder's
                          Certain account transactions may be done by       own name, shareholders may also purchase additional
                          telephone                                         shares of Pioneer Bond Fund by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer Bond Fund without
                          acquire through dividend reinvestment or other    incurring any fee on the exchange with the more than
                          fund distributions or for Class A shares that     62 other Pioneer Funds. Your exchange would be for Class
                          you have exchanged for Class A shares of          A shares, which would be subject to Rule 12b-1 fees. An
                          another fund.                                     exchange generally is treated as a sale and a new
                                                                            purchase of shares for federal income tax purposes.
                          Certain account transactions may be done by
                          telephone.                                        If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Bond Fund for shares of other Pioneer Funds
                                                                            by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          -------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Bond Fund by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of fixed income securities tends to be more volatile the longer the maturity of such security. Since Pioneer Bond Fund may invest in securities of longer maturity than your Fund, an investment in Pioneer Bond Fund may have correspondingly greater risk. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

o To the extent that the Fund invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile, and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLB), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. To the extent the Funds invest significantly in mortgaged-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                      SAFECO IT BOND FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1995     17.35

                              1996      0.02

                              1997      8.23

                              1998      8.43

                              1999     -3.82

                              2000     11.57

                              2001      6.95

                              2002      7.44

                              2003      3.56

* During the period shown in the bar chart, your Fund's highest quarterly return since the Fund's inception in 1994 was 5.74% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.27% for the quarter ended March 31, 1996.

                       PIONEER BOND FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1993     11.43

                              1994      -4.2

                              1995     18.16

                              1996      1.96

                              1997      9.16

                              1998      7.69

                              1999      -3.2

                              2000      8.45

                              2001      7.54

                              2002      8.77

* During the period shown in the bar chart, Pioneer Bond Fund's highest quarterly return was 6.11% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.03% for the quarter ended March 31, 1994.

                               SAFECO IT BOND FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   LIFE OF Fund(1)
                                                            ------   -------   ---------------
   SAFECO IT BOND FUND, CLASS A SHARES
      Return Before Taxes                                    -0.31%    3.96%        4.95%
      Return After Taxes on Distributions (2)                -1.67%    2.01%        2.81%
      Return After Taxes on Distributions and
         Sale of Fund Shares (2)                             -0.21%    2.14%        2.87%
   SAFECO IT BOND FUND, CLASS B SHARES
      Return Before Taxes                                    -1.33%    3.77%        4.80%
   SAFECO IT BOND FUND, CLASS C SHARES
      Return Before Taxes                                     1.47%    3.90%        4.69%
   SAFECO IT BOND FUND, INVESTOR CLASS SHARES
      Return Before Taxes                                     3.56%    5.01%        5.58%
      Return After Taxes on Distributions (2)                 2.05%    2.94%        3.34%
      Return After Taxes on Distributions and
         Sale of Fund Shares (2)                              2.30%    2.97%        3.35%
   LEHMAN BROTHERS AGGREGATE BOND INDEX (3)                   4.10%    6.62%        7.11%
      (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on February 28, 1994.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror Safeco IT Bond Fund's investments.

                       PIONEER BOND FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                            1 YEAR   5 YEARS   10 YEARS (1)
                                                            ------   -------   -----------
   PIONEER BOND FUND, CLASS A SHARES
      Return Before Taxes                                     3.93%    4.78%      5.89%
      Return After Taxes on Distributions (2)                 1.79%    2.27%      3.17%
      Return After Taxes on Distributions and
         Sale of Fund Shares (2)                              2.35%    2.52%      3.30%
   LEHMAN BROTHERS AGGREGATE BOND INDEX (3)                  10.25%    7.55%      7.51%
      (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on October 31, 1978.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror Pioneer Bond Fund's investments.

Pioneer Bond Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Bond Fund, the expenses of Pioneer Bond Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.

--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION       SAFECO IT BOND FUND   SAFECO IT BOND FUND   SAFECO IT BOND   SAFECO IT BOND    PIONEER BOND
FEES (PAID DIRECTLY FROM            CLASS A               CLASS B              FUND             FUND             FUND
YOUR INVESTMENT)                                                             CLASS C       INVESTOR CLASS   INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)         3.50%(6)               None                  None            None           None (1)
when you buy shares as a
percentage of offering
price
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales               None                  4.00%(7)              1.00%(8)        None           None
charge (load) as a % of
purchase price or the
amount you receive when you
sell shares, whichever is
less
------------------------------------------------------------------------------------------------------------------------
Redemption fees for shares           2.00%                  None                 None            2.00%           N/A
held less than 30 days
------------------------------------------------------------------------------------------------------------------------
Wire redemption fee                $ 20 (4)              $ 20 (4)             $ 20 (4)         $ 20 (4)          N/A
------------------------------------------------------------------------------------------------------------------------
Annual low balance fee             $ 12 (5)              $ 12 (5)             $ 12 (5)         $ 12 (5)          N/A
------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (DEDUCTED FROM
FUND ASSETS)
(AS A % OF AVERAGE NET
ASSETS)
------------------------------------------------------------------------------------------------------------------------
Management fee                       0.50%                 0.50%                 0.50%            .50%          0.50%
------------------------------------------------------------------------------------------------------------------------
Distribution and service             0.25%                 1.00%                 1.00%           None           None
(12b-1) fee
------------------------------------------------------------------------------------------------------------------------
Other expenses                       1.30%                 1.28%                41.04%           1.03%          0.38%
------------------------------------------------------------------------------------------------------------------------
Total fund operating                 2.05%                 2.78%                42.54%           1.53%          0.88%
expenses
------------------------------------------------------------------------------------------------------------------------
Expense reduction                    0.90%(2)              0.88%(2)             40.64%(2)        0.63%(2)       0.14% (3)
------------------------------------------------------------------------------------------------------------------------
Net fund operating expenses          1.15%                 1.90%                 1.90%           0.90%          0.74%
------------------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Bond Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco IT Bond Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Bond Fund to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for one year for Safeco IT Bond Fund and two years for Pioneer Bond Fund and (f) and the Investor Class shares of Pioneer Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

          ------------------------------------------------------------
          EXAMPLE
          ------------------------------------------------------------
                           SAFECO IT BOND FUND
          ------------------------------------------------------------
          CLASS A SHARES
          ------------------------------------------------------------
          Year 1                              $   463
          ------------------------------------------------------------
          Year 3                              $   703
          ------------------------------------------------------------
          Year 5                              $   961
          ------------------------------------------------------------
          Year 10                             $ 1,699
          ------------------------------------------------------------
          CLASS B SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   593            $   193
          ------------------------------------------------------------
          Year 3                      $   797            $   597
          ------------------------------------------------------------
          Year 5                      $ 1,126            $ 1,026
          ------------------------------------------------------------
          Year 10                     $ 1,764            $ 1,764
          ------------------------------------------------------------
          CLASS C SHARES          WITH REDEMPTION   WITHOUT REDEMPTION
          ------------------------------------------------------------
          Year 1                      $   293            $   193
          ------------------------------------------------------------
          Year 3                      $   597            $   597
          ------------------------------------------------------------
          Year 5                      $ 1,026            $ 1,026
          ------------------------------------------------------------
          Year 10                     $ 2,222            $ 2,222
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $    92
          ------------------------------------------------------------
          Year 3                              $   287
          ------------------------------------------------------------
          Year 5                              $   498
          ------------------------------------------------------------
          Year 10                             $ 1,108
          ------------------------------------------------------------
                           PIONEER BOND FUND
          ------------------------------------------------------------
          INVESTOR CLASS SHARES
          ------------------------------------------------------------
          Year 1                              $    76
          ------------------------------------------------------------
          Year 3                              $   282
          ------------------------------------------------------------
          Year 5                              $   554
          ------------------------------------------------------------
          Year 10                             $ 1,328
          ------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco IT Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the investment performance of Pioneer Bond Fund, which has outperformed your Fund over the most recent one, five and ten year periods (one year), ___% and ___% (five years) and ___%, and ___% (ten years). For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Bond Fund had an average annual return of ___%, ___% and ___% compared to an average annual of the Class A shares and Investor Class shares of [xx]% and [xx]%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Bond Fund's lower gross expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Bond Fund to 0.74 % of average daily net assets. The gross expense ratio of Pioneer Bond Fund's Class A shares is lower than the gross expense ratio of each class of shares of your Fund. In addition, the next expense ratio of the investor class of Pioneer Bond Fund is lower than the net expenses of the Class A, Class B and Class C shares of your Fund and the same as the net expense of the Investor class. The trustees also considered the difference in the investment policies of the two Funds, particularly by Pioneer Bond Fund's ability to invest in securities with longer maturity than your Fund. While this may result in the Prime Bond Fund having greater risk of volatility of net asset value than your Fund, the trustees believe this then functions in favor of the Reorganization mitigated this risk. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Class A and Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FIFTH, the substantially larger size of Pioneer Bond Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Bond Fund's ability to invest in securities with longer maturities than your Fund. While this may result in Pioneer Bond Fund having greater volatility of net asset value than your Fund, the trustees believe that the factors in favor of the Reorganization mitigate this risk.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Bond Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003 for Safeco IT Bond Fund and June 30, 2003 for Pioneer Bond Fund.

      -------------------------------------------------------------------
                                  SAFECO IT BOND FUND   PIONEER BOND FUND
                                   DECEMBER 31, 2003      JUNE 30, 2003
      -------------------------------------------------------------------
      NET ASSETS (in millions)         $     9.7             $   298
      -------------------------------------------------------------------
      NET ASSET VALUE PER SHARE
         Class A shares                $    8.51             $  9.41
         Class B shares                $    8.51             $  9.37
         Class C shares                $    8.50             $  9.31
         Investor Class shares         $    8.52                 N/A
      -------------------------------------------------------------------
      SHARES OUTSTANDING
         Class A shares                  137,000
         Class B shares                  120,000
         Class C shares                   12,000
         Investor Class shares           870,000                 N/A
      -------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Bond Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Bond Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND AND
                          PIONEER TAX FREE INCOME FUND

                                   PROPOSAL 7
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                              COMPARISON OF SAFECO IT MUNI BOND FUND TO THE PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO IT MUNI BOND FUND                              PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Tax-Exempt Bond Trust, a        A diversified open-end management investment company
                          diversified open-end management investment         organized as a Delaware statutory trust.
                          company organized as a Delaware statutory trust.

-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $16.4 million                                      $332.1 million
June 30, 2004

-----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser
portfolio managers        SAM                                                Pioneer

                          Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                          Mary Metastasio (since 1996)                       Day-to-day management of the Fund's portfolio is the
                          Vice President, SAM                                responsibility of a team of fixed income portfolio
                                                                             managers led by Kenneth J. Taubes.
                          Stephen C. Bauer (since 2003)                      Mr. Taubes joined Pioneer as a senior vice president
                          President and Director, SAM                        in September 1998 and has been an investment
                          Associated with SAM since 1971                     professional since 1982.

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Managers of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks to provide a high level of          The Fund seeks as high a level of current income
                          current interest income exempt from federal        exempt from federal income taxes as possible
                          income tax as is consistent with prudent           consistent with the preservation of capital.
                          investment risk.
                                                                             The investment objective of the Fund may not be
                          The Fund provides written notice to                changed without the affirmative vote of the holders
                          shareholders at least 60 days prior to any         of a "majority of the outstanding voting securities"
                          change to its investment objective as described    (as defined in the Investment Company Act) of the
                          above.                                             Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal circumstances, the Fund invests at    Normally, the Fund invests at least 80%of its total
                          least 80% of its net assets (plus any              assets in investment grade securities that provide
                          borrowings for investment purposes) in             income that is exempt from regular federal income tax
                          investment grade municipal bonds with              and may not be subject to the alternative minimum
                          maturities of more than one year and the           tax.  These investments include bonds, notes and
                          interest on which is exempt from federal income    other debt instruments issued by or on behalf of
                          tax.                                               states, counties, municipalities, territories and
                                                                             possessions of the United States and the District of
                          The Fund will not invest in securities the         Columbia and their authorities, political
                          income interest on which is a tax preference       subdivisions, agencies or instrumentalities.
                          item for purposes of the federal alternative
                          minimum tax.                                       The Fund may invest in securities the income interest
                                                                             on which is a tax preference item for purposes of the
                          The Fund will maintain an average                  federal alternative minimum tax.
                          dollar-weighted maturity of between three and
                          ten years.                                         The Fund may invest in securities of any maturity.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO IT MUNI BOND FUND                              PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             The Fund may invest 25% or more of its assets in
                                                                             issuers in any one or more states or securities the
                                                                             payments on which are derived from gas, electric,
                                                                             telephone, sewer and water segments of the municipal
                                                                             bond market.  The Fund may also invest up to 20% of
                                                                             its assets in industrial development bonds.

                                                                             The Fund's investments may have fixed or variable
                                                                             principal payments and all types of interest rate
                                                                             payment and reset terms, including fixed and floating
                                                                             rates, inverse floating rate, zero coupon,
                                                                             contingent, deferred and payment in kind and auction
                                                                             rate features.

-----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     In managing the portfolio and selecting            Pioneer considers both broad economic factors and
                          securities, SAM historically considered, among     issuer-specific factors in selecting a portfolio
                          other things:                                      designed to achieve the Fund's investment objective.
                          o    Yield                                         In assessing the appropriate maturity and rating
                          o    Maturity                                      weighting of the Fund's portfolio, Pioneer considers
                          o    Structural features such as an                a variety of factors that are expected to influence
                               issuer's right to buy the bond back at a      economic activity and interest rates.  These factors
                               stated price or the Fund's right to buy       include fundamental economic indicators such as the
                               the bond back at a stated price               rates of economic growth and inflation, Federal
                          o    Credit quality (including the                 Reserve monetary policy and the relative value of the
                               underlying rating of insured bonds)           U.S. dollar compared to other currencies.  Once
                          o    The purpose the issuer is financing;          Pioneer determines the preferable portfolio
                          o    The original offering price                   characteristics, Pioneer selects individual
                          o    Any state or local tax exemption              securities based upon the terms of the securities
                          o    The amount of discount off or premium         (such as yields compared to U.S. Treasuries or
                               on the stated principal amount of the bond    comparable issues), liquidity and rating and issuer
                               represented by the price offered              diversification.

                          After evaluating a bond, SAM compares the bond to other available bonds, which may have different features, and will buy the bond if it appears to offer the best relative value.

-----------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest up to 20% of its assets in     The Fund may invest 25% or more of its assets in
                          unrated municipal bonds, as long as the adviser    issuers in any one or more states or securities the
                          determines they are of comparable quality to       payments on which are derived from gas, electric,
                          investment-grade securities.  Unrated              telephone, sewer and water segments of the municipal
                          securities are not necessarily lower in quality    bond market.
                          than rated securities but may not be as
                          attractive to as many investors as rated           The Fund may invest up to 20% of its assets in
                          securities.                                        industrial development bonds.

                          The Fund will invest no more than 33% of its       The Fund may invest up to 20% of its net assets in
                          total assets in municipal bonds rated in the       securities of other investment companies, investment
                          fourth highest grade (or in comparable unrated     grade commercial paper, U.S. government securities,
                          bonds subject to the 20% limit). Such bonds are    U.S. or foreign bank instruments and repurchase
                          of medium grade, have speculative                  agreements.
                          characteristics, and are more likely to have a
                          weakened capacity to make principal and            The Fund may invest up to 10% of its net assets in
                          interest payments under changing economic          debt securities rated below investment grade or, if
                          conditions or upon deterioration in the            unrated, of equivalent quality as determined by
                          financial condition of the issuer.                 Pioneer.  Debt securities rated below investment
                                                                             grade are commonly referred to as "junk bonds" and
                          The Fund will not hold more than 5% of its net     are considered speculative.  Below investment grade
                          assets in below investment-grade securities or,    debt securities involve greater risk of loss, are
                          if unrated, in securities that cease to be         subject to greater price volatility and are less
                          comparable to a rated investment-grade security    liquid, especially during periods of economic
                          (such below investment-grade securities are        uncertainty or change, than higher quality debt
                          commonly referred to as "high yield" or "junk"     securities.
                          bonds).
                                                                             The Fund may invest up to 10% of its net assets in
                          The Fund may invest up to 20% of assets in         inverse floating rate obligations (a type of
                          foreign securities.                                derivative instrument). Inverse floating rate
                                                                             obligations represent interests in tax-exempt bonds.
                                                                             The interest rate on inverse floating rate
                                                                             obligations will generally decrease as short-term
                                                                             interest rates increase, and increase as short-term
                                                                             rates decrease.  Inverse floating rate obligations
                                                                             may be volatile and involve

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO IT MUNI BOND FUND                              PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             leverage risk.

                                                                             The Fund's investments may have fixed or variable
                                                                             principal payments and all types of interest rate
                                                                             payment and reset terms, including fixed and floating
                                                                             rates, inverse floating rate, zero coupon,
                                                                             contingent, deferred and payment in kind and auction
                                                                             rate features.

-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in                The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by      securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.           year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

-----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    The Fund may not invest more than 25% of its       The Fund will not concentrate its assets in the
                          assets in any one industry.                        securities of issuers in any one industry except that
                                                                             the Fund may invest 25% or more of its assets in
                                                                             issuers in any one or more states or securities the
                                                                             payments on which are derived from gas, electric,
                                                                             telephone, sewer and water segments of the municipal
                                                                             bond market.

-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such       The Fund does not have a policy again investing in
securities                action the value of the following securities,      illiquid securities.
                          in the aggregate, would exceed 15% of the
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or        The Fund may not borrow money, except from a bank for
                          (ii) by engaging in reverse repurchase             temporary or emergency purposes and not for
                          agreements. The Fund will not commit to            investment purposes, and then only in an amount not
                          additional securities purchases if total           exceeding 5% of the value of the Fund's total assets
                          outstanding borrowings are equal to 5% or more     at the time of borrowing.
                          of total assets.

-----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified          The Fund may not make loans, except through the
                          institutional investors with a value of up to      purchase of securities, including repurchase
                          33% of the Fund's total assets.                    agreements, in accordance with its investment
                                                                             objective, policies and limitations.

-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.    The Fund may use futures and options on securities,
                          However, the Fund may (i) obtain short-term        indices and currencies, forward currency exchange
                          credits as necessary to clear its purchases and    contracts and other derivatives.  The Fund does not
                          sales of securities, and (ii) make margin          use derivatives as a primary investment technique and
                          deposits in connection with its use of             generally limits their use to hedging.  However, the
                          financial options and futures, forward and spot    Fund may use derivatives for a variety of
                          currency contracts, swap transactions and other    non-principal purposes, including:
                          financial contracts or derivative instruments.
                                                                             o    As a hedge against adverse changes in stock
                                                                                  market prices, interest rates or currency
                                                                                  exchange rates
                                                                             o    As a substitute for purchasing or selling
                                                                                  securities
                                                                             o    To increase the Fund's return as a
                                                                                  non-hedging strategy that may be considered
                                                                                  speculative

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO IT MUNI BOND FUND                              PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                                           BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer Tax Free Fund
                          the Fund are subject to a 3.50% front-end sales    you receive in the Reorganization will not be subject
                          charge.                                            to any sales charge.  Moreover, if you own shares in
                                                                             your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 4% if    (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of      account, you may purchase Class A shares of Pioneer
                          purchase.                                          Tax Free Fund and Class A shares of any fund in the
                                                                             Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you      future without paying any sales charge.
                          redeem Class C shares within one year of
                          purchase.                                          Except as described above, Class A shares of Pioneer
                                                                             Tax Free Fund are subject to a front-end sales charge
                          Purchases of Investor Class shares of the Fund     of up to 4.50%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

-----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco IT Muni Bond Fund pays an advisory fee      Pioneer Tax Free Fund pays Pioneer a management fee
fees                      on a monthly basis at an annual rate as follows:   equal to:
                          $0 - $250,000,000:              0.50 of 1%         0.50% of average daily net assets up to $250 million;
                          $250,000,001 - $750,000,000:    0.45 of 1%         0.48% of the next $50 million; and
                          Over $750,000,000:              0.40 of 1%         0.45% on assets over $300 million.

                          SAM serves as administrator and Fund accounting    During its most recent fiscal year, Pioneer Tax Free
                          agent for the Fund.  The Fund pays SAM an          Fund paid an advisory fee at an average rate of 0.49%
                          administrative services fee of 0.05% of the        of average daily net assets.
                          Fund's average daily net assets up to the first
                          $200,000,000 and 0.01% of its net assets           In addition, the Fund reimburses Pioneer for certain
                          thereafter, and an accounting fee of 0.04% of      Fund accounting and legal expenses incurred on behalf
                          the Fund's average daily net assets up to the      of the Fund and pays a separate shareholder
                          first $200,000,000 and 0.01% of its net assets     servicing/transfer agency fee to PIMSS, an affiliate
                          thereafter.                                        of Pioneer.

                          During its most recent fiscal year, Safeco IT      For the fiscal year ended December 31, 2003, the
                          Muni Bond Fund paid aggregate advisory and         Fund's annual operating expenses for Class A shares
                          administration fees at an average rate of 0.59%    were 0.93% per share.
                          of average daily net assets.
                                                                             Pioneer has agreed until the second anniversary of
                          SAM had contractually agreed until April 30,       the closing of the Reorganization to limit the
                          2009, to pay certain Fund operating expenses       ordinary operating expenses (excluding taxes,
                          (but not all of the operating expenses of the      commissions, interest and extraordinary expenses) of
                          Fund) that exceeded the rate of 0.40% per annum    the Investor Class to 0.70% of the average daily net
                          of the Fund's average daily net assets. This       assets attributable to the Investor Class.
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.15%, and without giving effect to the expense limitation, were 7.70% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 1.90%, and without giving effect to the expense limitation, were 16.43% per share.

                          For the fiscal year ended December 31, 2003,
                          the Fund's annual operating expenses for Class
                          C shares,
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO IT MUNI BOND FUND                              PIONEER TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          after giving effect to the expense limitation
                          were 1.90%, and without giving effect to the
                          expense limitation, were 20.82% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 0.90%, and without giving effect to the expense limitation, were 1.04% per share.

-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer Tax Free Fund's
                          underwriter or through brokers, registered         distributor.  Existing shareholders of Safeco IT Muni
                          investment advisers, banks and other financial     Bond Fund who own shares in their own name as of the
                          institutions that have entered into selling        closing date of the Reorganization and who maintain
                          agreements with the Fund's principal               their accounts may buy shares of any fund in the
                          underwriter, as described in the Fund's            Pioneer family of funds through such accounts in the
                          prospectus.                                        future without paying sales charges.

                                                                             If the account is established in the shareholder's
                          Certain account transactions may be done by        own name, shareholders may also purchase additional
                          telephone                                          shares of Pioneer Tax Free Fund by telephone or
                                                                             online.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer Tax Free Fund
                          acquire through dividend reinvestment or other     without incurring any fee on the exchange with the
                          Fund distributions or for Class A shares that      more than 62 other Pioneer Funds. Your exchange would
                          you have exchanged for Class A shares of           be for Class A shares, which would be subject to Rule
                          another fund.                                      12b-1 fees. An exchange generally is treated as a sale
                                                                             and a new purchase of shares for federal income tax
                          Certain account transactions may be done by        purposes.
                          telephone.
                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer Tax Free Fund for shares of other Pioneer
                                                                             Funds by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          ---------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the Fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer Tax Free Fund by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of a fixed income security tends to be more volatile the longer the maturity of such security. Since Pioneer Tax Free Fund can invest in securities of longer maturity than your Fund, an investment in Pioneer Tax Free Fund may have correspondingly greater risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry

o The Fund's investment adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the Funds' tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on Fund distributions.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                    SAFECO IT MUNI BOND FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -5.62

                              1995      15.22

                              1996       3.75

                              1997        7.5

                              1998       5.33

                              1999      -0.84

                              2000       7.44

                              2001       4.53

                              2002       8.89

                              2003       4.78

* During the period shown in the bar chart, your Fund's highest quarterly return was 6.25% for the quarter ended March 31, 1995, and the lowest quarterly return was -4.47% for the quarter ended March 31, 1994.

                     PIONEER TAX FREE FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -6.38

                              1995      16.83

                              1996       3.57

                              1997       8.94

                              1998        6.2

                              1999      -4.29

                              2000      11.63

                              2001       4.13

                              2002       7.07

                              2003        5.8

* During the period shown in the bar chart, Pioneer Tax Free Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -5.87% for the quarter ended March 31, 1994.

                            SAFECO IT MUNI BOND FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
   SAFECO IT MUNI BOND FUND, CLASS A SHARES
      Return Before Taxes                                     0.94%    4.12%     4.57%
      Return After Taxes on Distributions (2)                 0.85%    4.01%     4.51%
      Return After Taxes on Distributions and
         Sale of Fund Shares (2)                              1.95%    4.05%     4.49%
   SAFECO IT MUNI BOND FUND, CLASS B SHARES
      Return Before Taxes                                    -0.11%    4.56%     4.87%
   SAFECO IT MUNI BOND FUND, CLASS C SHARES
      Return Before Taxes                                     2.89%    4.73%     4.87%
   SAFECO IT MUNI BOND FUND, INVESTOR CLASS SHARES
      Return Before Taxes                                     4.78%    4.91%     4.96%
      Return After Taxes on Distributions (1)                 4.69%    4.79%     4.90%
      Return After Taxes on Distributions and
         Sale of Fund Shares (1)                              4.56%    4.75%     4.84%
   LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (2)            5.45%    5.92%     5.86%
      (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of binds rated BAA3 or above, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in six or more years, is for reference only and does not mirror Safeco IT Muni Bond Fund's investments.

                     PIONEER TAX FREE FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
   PIONEER TAX FREE FUND, CLASS A SHARES
      Return Before Taxes                                    1.01%    3.77%      4.66%
      Return After Taxes on Distributions (1)                1.02%    3.66%      4.43%
      Return After Taxes on Distributions and                2.30%    3.83%      4.55%
         Sale of Fund Shares (1)
   LEHMAN BROTHERS MUNICIPAL BOND INDEX (2)                  5.31%    5.83%      6.03%
      (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Lehman Brothers Municipal Bond Index, an unmanaged measure of approximately 15,000 municipal bonds with a minimum credit rating of BBB, and that were a part of at least a $50 million issuance made within the past fives years and have a maturity of at least two years, is for reference only and does not mirror Pioneer Tax Free Fund's investments.

Pioneer Tax Free Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Shares class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Tax Free

Fund, the expenses of Pioneer Tax Free Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

   -----------------------------------------------------------------------------------------------------
       SHAREHOLDER
     TRANSACTION FEES                                                                        PIONEER TAX
     (PAID DIRECTLY      SAFECO IT MUNI   SAFECO IT MUNI   SAFECO IT MUNI   SAFECO IT MUNI    FREE FUND
       FROM YOUR            BOND FUND        BOND FUND        BOND FUND        BOND FUND       INVESTOR
      INVESTMENT)            CLASS A          CLASS B          CLASS C      INVESTOR CLASS      CLASS
   -----------------------------------------------------------------------------------------------------
   Maximum sales               3.50%(6)        None             None             None           None (1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   -----------------------------------------------------------------------------------------------------
   Maximum deferred            None            4.00%(7)         1.00%(8)         None           None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   -----------------------------------------------------------------------------------------------------
   Redemption fees for         2.00%           None             None             2.00%           N/A
   shares held less
   than 30 days
   -----------------------------------------------------------------------------------------------------
   Wire redemption fee       $   20 (4)      $   20 (4)       $   20 (4)       $   20 (4)        N/A
   -----------------------------------------------------------------------------------------------------
   Annual low balance        $   12 (5)      $   12 (5)       $   12 (5)       $   12 (5)        N/A
   fee
   -----------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING
   EXPENSES
   (DEDUCTED FROM
   FUND ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   -----------------------------------------------------------------------------------------------------
   Management fee              0.50%           0.50%            0.50%            0.50%          0.49%
   -----------------------------------------------------------------------------------------------------
   Distribution and            0.25%           1.00%            1.00%            None           None
   service (12b-1) fee
   -----------------------------------------------------------------------------------------------------
   Other expenses              6.95%           14.93%          19.32%            0.54%          0.21%
   -----------------------------------------------------------------------------------------------------
   Total fund                  7.70%           16.43%          20.82%            1.04%          0.70%
   operating expenses
   -----------------------------------------------------------------------------------------------------
   Expense reduction           6.55%(2)       14.53%(2)        18.92%(2)         0.14%(2)       None(3)
   -----------------------------------------------------------------------------------------------------
   Net fund operating          1.15%           1.90%            1.90%            0.90%          0.70%
   expenses
   -----------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Tax Free Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Tax Free Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco IT Muni Bond Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Tax Free Fund to 0.70% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco IT Muni Bond Fund and two years for Pioneer Tax Free Fund and (f) and the Investor Class shares of Pioneer Tax Free Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

      ----------------------------------------------------------
      EXAMPLE
      ----------------------------------------------------------
                      SAFECO IT MUNI BOND FUND
      ----------------------------------------------------------
      CLASS A SHARES
      ----------------------------------------------------------
      Year 1                             $   463
      ----------------------------------------------------------
      Year 3                             $   703
      ----------------------------------------------------------
      Year 5                             $   961
      ----------------------------------------------------------
      Year 10                            $ 1,699
      ----------------------------------------------------------
      CLASS B SHARES        WITH REDEMPTION   WITHOUT REDEMPTION
      ----------------------------------------------------------
      Year 1                    $   593            $   193
      ----------------------------------------------------------
      Year 3                    $   797            $   597
      ----------------------------------------------------------
      Year 5                    $ 1,126            $ 1,026
      ----------------------------------------------------------
      Year 10                   $ 1,764            $ 1,764
      ----------------------------------------------------------
      CLASS C SHARES        WITH REDEMPTION   WITHOUT REDEMPTION
      ----------------------------------------------------------
      Year 1                    $   293            $   193
      ----------------------------------------------------------
      Year 3                    $   597            $   597
      ----------------------------------------------------------
      Year 5                    $ 1,026            $ 1,026
      ----------------------------------------------------------
      Year 10                   $ 2,222            $ 2,222
      ----------------------------------------------------------
      INVESTOR CLASS SHARES
      ----------------------------------------------------------
      Year 1                             $    92
      ----------------------------------------------------------
      Year 3                             $   287
      ----------------------------------------------------------
      Year 5                             $   498
      ----------------------------------------------------------
      Year 10                            $ 1,108
      ----------------------------------------------------------
                            PIONEER TAX FREE FUND
      ----------------------------------------------------------
      INVESTOR CLASS SHARES
      ----------------------------------------------------------
      Year 1                             $    71
      ----------------------------------------------------------
      Year 3                             $   248
      ----------------------------------------------------------
      Year 5                             $   466
      ----------------------------------------------------------
      Year 10                            $ 1,094
      ----------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco IT Muni Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the historical investment performance of Pioneer Tax Free Fund and your Fund are comparable. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Tax Free Fund had an average annual return of ___%, ____% and ____% compared to an average annual of the Class A shares and Investor Class shares of ___% and ___% (one year), and __%

(five years) and ____% and ____% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Tax Free Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Tax Free Income Fund to 0.70% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Tax Free Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FIFTH, the substantially larger size of Pioneer Tax Free Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

The trustees also considered the difference in the investment policies of the two Funds, particularly Pioneer Tax Free Fund's ability to invest in securities with long maturities than your Fund. While the difference in policy may result in Pioneer Tax Free Fund having greater risks of volatility of net assets value than your Fund, the trustees believe that the factors in favor of the reorganizing mitigated the risk.

SEVENTH, the trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Tax Free Fund's ability to invest in securities with longer maturities than your Fund. While this may result in Pioneer Tax Free Fund having greater volatility of net asset value than your Fund, the trustees believe that the factors in favor of the Reorganization mitigate this risk.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra".

The board of trustees of Pioneer Tax Free Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Tax Free Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Tax Free Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003.

   ----------------------------------------------------------------------------
                               SAFECO IT MUNI BOND FUND   PIONEER TAX FREE FUND
                                  DECEMBER 31, 2003         DECEMBER 31, 2003
   ----------------------------------------------------------------------------
   NET ASSETS (in millions)          $      16.8                 $ 718.4
   ----------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE
      Class A shares                 $     11.14                 $ 11.70
      Class B shares                 $     11.13                 $ 11.59
      Class C shares                 $     11.13                 $ 11.52
      Investor Class shares          $     11.14                     N/A
   ----------------------------------------------------------------------------
   SHARES OUTSTANDING
      Class A shares                      37,000
      Class B shares                      14,000
      Class C shares                       9,000
      Investor Class shares            1,450,000                     N/A
   ----------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Tax Free Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Tax Free Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Tax Free Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Tax Free Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND AND
                          PIONEER AMERICA INCOME TRUST

                                   PROPOSAL 8
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

  COMPARISON OF SAFECO U.S. GOVERNMENT FUND TO THE PIONEER AMERICA INCOME TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO U.S. GOVERNMENT FUND                          PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Taxable Bond Trust, a          A diversified open-end management investment company
                          diversified open-end management investment        organized as a Massachusetts business trust.
                          company organized as a Delaware statutory
                          trust.

------------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $66.7 million                                     $208.2 million
June 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers (since 2003 and until August   Portfolio Manager:
                          2, 2004):                                         Day-to-day management of the Fund's portfolio is the
                          Paul Stevenson                                    responsibility of a team of fixed income portfolio
                          CFA, Vice President, SAM                          managers led by Kenneth J. Taubes.
                          Joined SAM in 1988
                                                                            Mr. Taubes joined Pioneer as a senior vice president
                          Tim Hokari                                        in September 1998 and has been an investment
                          Assistant Vice President, SAM                     professional since 1982.
                          Joined SAM in 2000

                          Lesley Fox
                          Assistant Vice President, SAM
                          Joined SAM in 2000

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Manager of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund.

------------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks a high level of current income     The Fund seeks as high a level of current income as
                          as is consistent with the preservation of         is consistent with the preservation of capital and
                          capital by investing in securities issued or      prudent investment risk.
                          guaranteed by the U.S. government or its
                          agencies or instrumentalities.

                          ----------------------------------------------------------------------------------------------------------
                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.

------------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal circumstances, the Fund invests at   The Fund invests exclusively in securities that are
                          least 80% of its net assets (plus any             backed by the full faith and credit of the U.S.
                          borrowings for investment purposes) in            government, and repurchase agreements and
                          securities issued or guaranteed by the U.S.       "when-issued" commitments with respect to these
                          government or its agencies and                    securities.  These securities include:
                          instrumentalities.
                                                                            o    U.S. Treasury obligations, which differ only
                          U.S. government securities in which the Fund           in their interest rates, maturities and times of
                          invests include, but are not limited to:               issuance, including U.S. Treasury bills
                                                                                 (maturities of one year or less), U.S. Treasury
                          o    Mortgage-related securities backed by             notes (maturities of one to 10 years), and U.S.
                               pools of mortgages, including modified            Treasury bonds (generally maturities greater than
                               pass-through                                      10 years)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO U.S. GOVERNMENT FUND                          PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
                               certificates and collateralized
                               mortgage obligations issued by the GNMA,     o    Obligations issued by or guaranteed as to
                               the Federal Home Loan Mortgage Corporation        principal and interest by the U.S. Treasury and
                               (FHLMC), and the Federal National Mortgage        certain agencies and instrumentalities of the
                               Association (FNMA)                                U.S. government, such as Government National
                          o    U.S. Treasury bills, notes, bonds, and            Mortgage Association (GNMA) certificates and
                               interest or principal components of               Federal Housing Administration (FHA) debentures,
                               Separate Trading Registered Interest              for which the U.S. Treasury unconditionally
                               and Principal Securities (STRIPS)                 guarantees payment of principal and interest
                          o    Other U.S. government securities
                               guaranteed by the full faith of the U.S.     The Fund's investments may have all types of
                               government b not direct obligations of the   interest repayment and reset terms, including fixed
                               U.S. Treasury.                               rate, adjustable rate, zero coupon, contingent,
                          o    Government-sponsored agency securities       deferred, payment-in-kind and auction rate features.
                          o    Securities issued by the Tennessee
                               Valley Authority                             The Fund may invest in securities of any maturity.
                                                                            Although the average dollar weighted maturity of the
                          The average dollar weighted maturity of the       Fund's portfolio may vary significantly, it
                          Fund will generally range between three and ten   generally will not exceed 20 years.
                          years, although the maturity of individual
                          securities may be out of that range.

------------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The decision to buy or sell securities in the     Pioneer considers both broad economic factors and
                          Fund generally falls into one or more of the      issuer-specific factors in selecting a portfolio
                          following categories:                             designed to achieve the Fund's investment objective.

                          o    To move in or to of various sectors          In assessing the appropriate maturity and rating
                               based upon their relative values             weighting of the Fund 's portfolio, Pioneer considers
                          o    To reduce the Fund's investments in          a variety of factors that are expected to influence
                               sectors viewed as overhauled, which          economic activity and interest rates.  These factors
                               increasing the Fund's investment in          include fundamental economic indicators such as the
                               undervalued sectors                          rates of economic growth and inflation, Federal
                          o    To realign the overall maturity of           Reserve monetary policy and the relative value of the
                               duration of the Fund's portfolio             U.S. dollar compared to other currencies.  Once
                          o    To raise cash to meet shareholder            Pioneer determines the preferable portfolio
                               redemptions                                  characteristics, Pioneer selects individual
                                                                            securities based upon the terms of the securities
                          With each buy/sell decision, the adviser also     (such as yields compared to U.S. Treasuries or
                          considers the effect the transaction may have     comparable issues), and sector diversification.
                          on the performance of the Fund's portfolio as a
                          whole

------------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest in mortgage-backed or         The Fund may invest in mortgage-backed securities
                          asset-backed securities.                          issued by agencies or instrumentalities of the U.S.
                                                                            government.  These securities represent direct or
                          The Fund may purchase "when-issued" or            indirect participation in, or are collateralized by
                          "delayed-delivery" securities, and may purchase   and payable from, mortgage loans secured by real
                          or sell securities on a "forward commitment"      estate.
                          basis.
                                                                            The Fund may purchase and sell securities, including
                          The Fund may invest up to 20% of assets in        GNMA certificates, on a when-issued or delayed
                          foreign securities.                               delivery basis.  The Fund may engage in these
                                                                            transactions when it believes they would result in a
                                                                            favorable price and yield for the security being
                                                                            purchased or sold.

------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    The Fund may not invest more than 25% of its      The Fund does not have a policy against industry
                          assets in any one industry.                       concentration.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO U.S. GOVERNMENT FUND                          PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund does not have a policy again investing in
securities                action the value of the following securities,     illiquid securities.
                          in the aggregate, would exceed 15% of the
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

------------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       The Fund may not borrow money, except from banks to
                          (ii) by engaging in reverse repurchase            meet redemptions in amounts not exceeding 33 1/3%
                          agreements. The Fund will not commit to           (taken at the lower of cost or current value) of its
                          additional securities purchases if total          total assets (including the amount borrowed). The
                          outstanding borrowings are equal to 5% or more    Fund does not intend to borrow money during the
                          of total assets.                                  coming year, and will do so only as a temporary
                                                                            measure for extraordinary purposes or to facilitate
                                                                            redemptions. The Fund will not purchase securities
                                                                            while any borrowings are outstanding.

------------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may not make loans, except through the
                          institutional investors with a value of up to     purchase of securities, including repurchase
                          33% of the Fund's total assets.                   agreements, in accordance with its investment
                                                                            objective, policies and limitations.

------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.   The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term
                          credits as necessary to clear its purchases and
                          sales of securities, and (ii) make margin
                          deposits in connection with its use of
                          financial options and futures, forward and spot
                          currency contracts, swap transactions and other
                          financial contracts or derivative instruments.

------------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

------------------------------------------------------------------------------------------------------------------------------------
                                                           BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer America Income
                          the Fund are subject to a 3.50% front-end sales   Trust you receive in the Reorganization will not be
                          charge.                                           subject to any sales charge.  Moreover, if you own
                                                                            shares in your own name as of the closing of the
                          Contingent deferred sales charge of up to 4% if   Reorganization (i.e., not in the name of a broker)
                          you redeem Class B shares within six years of     and maintain your account, you may purchase Class A
                          purchase.                                         shares of Pioneer America Income Trust and Class A
                                                                            shares of any fund in the Pioneer family of funds
                          Contingent deferred sales charge of 1% if you     through such account in the future without paying any
                          redeem Class C shares within one year of          sales charge.
                          purchase.
                                                                            Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares of the Fund    America Income Trust are subject to a front-end sales
                          are not subject to a sales load.                  charge of up to 4.50%.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

------------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco U.S. Government Fund pays an advisory      Pioneer America Income Trust pays Pioneer a
fees                      fee on a monthly basis at an annual rate as       management fee equal to 0.50% of the Fund's average
                          follows:                                          daily net assets.
                          $0 - $250,000,000:              0.55 of 1%
                          $250,000,001 - $750,000,000:    0.50 of 1%        During its most recent fiscal year, Pioneer America
                                                                            Income
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO U.S. GOVERNMENT FUND                          PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
                          $750,000,001 - $1,250,000,000:  0.45 of 1%        Trust paid an advisory fee at an average rate
                          Over $1,250,000,000:            0.40 of 1%        of 0.50% of average daily net assets.

                          SAM serves as administrator and Fund accounting   In addition, the Fund reimburses Pioneer for certain
                          agent for the Fund.  The Fund pays SAM an         Fund accounting and legal expenses incurred on behalf
                          administrative services fee of 0.05% of the       of the Fund and pays a separate shareholder
                          Fund's average daily net assets up to the first   servicing/transfer agency fee to PIMSS, an affiliate
                          $200,000,000 and 0.01% of its net assets          of Pioneer.
                          thereafter, and an accounting fee of 0.04% of
                          the Fund's average daily net assets up to the     For the fiscal year ended December 31, 2003, the
                          first $200,000,000 and 0.01% of its net assets    Fund's annual operating expenses for Class A shares
                          thereafter.                                       were 0.93% per share.

                          During its most recent fiscal year, Safeco U.S.   Pioneer has agreed until the second anniversary of
                          Government Fund paid aggregate advisory and       the closing of the Reorganization to limit the
                          administration fees at an average rate of 0.64%   ordinary operating expenses (excluding taxes,
                          of average daily net assets.                      commissions, interest and extraordinary expenses) of
                                                                            the Investor Class to 0.74% of the average daily net
                          SAM had contractually agreed until April 30,      assets attributable to the Investor Class.
                          2009, to pay certain Fund operating expenses
                          (but not all of the operating expenses of the
                          Fund) that exceeded the rate of 0.40% per annum
                          of the Fund's average daily net assets. This
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.20%, and without giving effect to the expense limitation, were 1.31% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 1.95%, and without giving effect to the expense limitation, were 2.10% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 1.95%, and without giving effect to the expense limitation, were 43.56% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares were 0.94% per share.

------------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

------------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer America Income
                          underwriter or through brokers, registered        Trust's distributor.  Existing shareholders of Safeco
                          investment advisers, banks and other financial    U.S. Government Fund who own shares in their own name
                          institutions that have entered into selling       as of the closing date of the Reorganization and who
                          agreements with the Fund's principal              maintain their accounts may buy shares of any fund in
                          underwriter, as described in the Fund's           the Pioneer family of funds through such accounts in
                          prospectus.                                       the future without paying sales charges.

                                                                            If the account is established in the shareholder's
                          Certain account transactions may be done by       own name, shareholders may also purchase additional
                          telephone                                         shares of Pioneer America Income Trust by telephone
                                                                            or online.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO U.S. GOVERNMENT FUND                          PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer America Income
                          acquire through dividend reinvestment or other    Trust without incurring any fee on the exchange with
                          Fund distributions or for Class A shares that     the more than 62 other Pioneer Funds. Your exchange
                          you have exchanged for Class A shares of          would be for Class A shares, which would be subject to a
                          another fund.                                     Rule 12b-1 fee. An exchange generally is treated as a
                                                                            sale and a new purchase of shares for federal income tax
                          Certain account transactions may be done by       purposes.
                          telephone.
                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer America Income Trust for shares of other
                                                                            Pioneer Funds by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          ----------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the Fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer America Income Trust by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

While each Fund has a similar investment objective, primary investment policies and strategies, there are differences which effect the risk of each Fund. The market value of fixed income securities tends to be more volatile the greater the maturity of the security. Pioneer America Income Trust can invest in securities of greater average maturity than your Fund and consequently may have greater risk. However, your Fund may invest in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, and consequently have an element of credit risk that is not present in Pioneer America Income Trust. Generally, however, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the Fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                  SAFECO U.S. GOVERNMENT FUND - INVESTOR CLASS

                         CALENDAR YEAR TOTAL RETURNS(*)

  [THE FOLLWING TABLE WAS REPRESENTED BY A BAR GRAPFH IN THE PRINTED MATERIAL.]

                                 1994       -4.27%

                                 1995       15.48

                                 1996        3.98

                                 1997        8.97

                                 1998        6.84

                                 1999        0.16

                                 2000         9.5

                                 2001        7.29

                                 2002        9.84

                                 2003         1.4

(*)During the period shown in the bar chart, your Fund's highest quarterly return was 4.79% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.58% for the quarter ended March 31, 1994.

                  PIONEER AMERICA INCOME TRUST - CLASS A SHARES

                         CALENDAR YEAR TOTAL RETURNS(*)

  [THE FOLLWING TABLE WAS REPRESENTED BY A BAR GRAPFH IN THE PRINTED MATERIAL.]

                                 1994       -3.97

                                 1995       16.07

                                 1996        2.29

                                 1997        9.51

                                 1998        7.78

                                 1999       -2.52

                                 2000       11.58

                                 2001        5.92

                                 2002        9.70

                                 2003        1.47

(*)During the period shown in the bar chart, the Fund's highest quarterly return was 4.72% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.14% for the quarter ended March 31, 1994.

                           SAFECO U.S. GOVERNMENT FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
     SAFECO U.S. GOVERNMENT FUND, CLASS A SHARES
        Return Before Taxes                                    -2.41%   4.60%      5.30%
        Return After Taxes on Distributions(2)                 -3.81%   2.47%      2.93%
        Return After Taxes on Distributions and                -1.57%   2.58%      2.99%
           Sale of Fund Shares(2)

     SAFECO U.S. GOVERNMENT FUND, CLASS B SHARES

        Return Before Taxes                                    -3.50%   4.62%      5.39%
     SAFECO U.S. GOVERNMENT FUND, CLASS C SHARES

        Return Before Taxes                                    -0.49%   4.81%      5.40%
     SAFECO U.S. GOVERNMENT FUND, INVESTOR CLASS SHARES

        Return Before Taxes                                     1.40%   5.56%      5.78%
        Return After Taxes on Distributions(1)                 -0.14%   3.34%      3.36%
        Return After Taxes on Distributions and                 0.91%   3.34%      3.39%
        Sale of Fund Shares(1)

     LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX(2)           2.30%   6.16%      6.33%
        (reflects no deduction for fees, expenses or taxes)
     MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX(2)         2.36%   6.22%      6.71%
        (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Lehman Brothers Intermediate Government Index, an unmanaged index comprised of U.S. Treasury and U .S. agency issues from its more comprehensive U.S. Aggregate Index, excluding maturities below one year and above 9.9 years, and the Merrill Lynch U.S. Treasury/Agency Master Index, an unmanaged index of U.S. Treasury and U.S. agency securities, are for reference only and do not mirror your Fund's investments.

                  PIONEER AMERICA INCOME TRUST - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                      1 YEAR   5 YEARS   10 YEARS
                                                                      ------   -------   --------
     PIONEER AMERICA INCOME TRUST, CLASS A SHARES
        Return Before Taxes                                            -3.06%   4.14%     5.04%
        Return After Taxes on Distributions (1)                        -4.61%   2.05%     2.65%
        Return After Taxes on Distributions and                        -2.00%   2.20%     2.75%
           Sale of Fund Shares (1)

     LEHMAN BROTHERS GOVERNMENT BOND INDEX(2)                           2.36%   6.26%     6.72%
        (reflects no deduction for fees, expenses or taxes)
     LEHMAN BROTHERS FIXED RATE MORTGAGE-BACKED
        SECURITIES INDEX(2) (reflects no deduction for fees,
        expenses or taxes)                                              3.05%   6.55%     6.89%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Lehman Brothers Government Bond Index, an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA, are for reference only and do not mirror the Fund's investments.

Pioneer America Income Trust's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer America Income Trust, the expenses of Pioneer America Income Trust for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

  --------------------------------------------------------------------------------------------
                                                                                    PIONEER
      SHAREHOLDER                                                                   AMERICA
    TRANSACTION FEES     SAFECO U.S.   SAFECO U.S.   SAFECO U.S.     SAFECO U.S.    INCOME
     (PAID DIRECTLY      GOVERNMENT    GOVERNMENT    GOVERNMENT      GOVERNMENT      TRUST
       FROM YOUR            FUND          FUND          FUND            FUND        INVESTOR
      INVESTMENT)         CLASS A       CLASS B       CLASS C      INVESTOR CLASS    CLASS
  --------------------------------------------------------------------------------------------
  Maximum sales             3.50%(6)       None          None           None         None (1)
  charge (load) when
  you buy shares as a
  percentage of
  offering price
  --------------------------------------------------------------------------------------------
  Maximum deferred         None           4.00%(7)      1.00%(8)        None          None
  sales charge (load)
  as a % of purchase
  price or the amount
  you receive when
  you sell shares,
  whichever is less
  --------------------------------------------------------------------------------------------
  Redemption fees           2.00%          None          None           2.00%          N/A
  for shares held less
  than 30 days
  --------------------------------------------------------------------------------------------
  Wire redemption         $   20 (4)   $    20 (4)   $    20 (4)      $   20 (4)       N/A
  fee
  --------------------------------------------------------------------------------------------
  Annual low              $   12 (5)   $    12 (5)   $    12 (5)      $   12 (5)       N/A
  balance fee
  --------------------------------------------------------------------------------------------
  ANNUAL FUND
  OPERATING EXPENSES
  (DEDUCTED FROM
  FUND ASSETS)
  (AS A % OF AVERAGE
  NET ASSETS)
  --------------------------------------------------------------------------------------------
  Management fee            0.55%         0.55%         0.55%           0.55%         0.50%
  --------------------------------------------------------------------------------------------
  Distribution and          0.25%         1.00%         1.00%           None          None
  service (12b-1) fee
  --------------------------------------------------------------------------------------------
  Other expenses            0.51%         0.55%        42.01%           0.39%         0.45%
  --------------------------------------------------------------------------------------------
  Total fund                1.31%         2.10%        43.56%           0.94%         0.95%
  operating expenses
  --------------------------------------------------------------------------------------------
  Expense reduction         0.11%(2)      0.15%(2)     41.61%(2)         N/A          0.21% (3)
  --------------------------------------------------------------------------------------------
  Net fund operating        1.20%         1.95%         1.95%           0.94%         0.74%
  expenses
  --------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer America Income Trust through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer America Income Trust or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco U.S. Government Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer America Income Trust to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco U.S. Government Fund and two years for Pioneer America Income Trust and (f) and the Investor Class shares of Pioneer America Income Trust convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.
          -------------------------------------------------------------------
          EXAMPLE
          -------------------------------------------------------------------
                               SAFECO U.S. GOVERNMENT FUND
          -------------------------------------------------------------------
          CLASS A SHARES
          -------------------------------------------------------------------
          Year 1                                      $   468
          -------------------------------------------------------------------
          Year 3                                      $   718
          -------------------------------------------------------------------
          Year 5                                      $   978
          -------------------------------------------------------------------
          Year 10                                     $ 1,754
          -------------------------------------------------------------------
          CLASS B SHARES              WITH REDEMPTION      WITHOUT REDEMPTION
          -------------------------------------------------------------------
          Year 1                           $   598              $   198
          -------------------------------------------------------------------
          Year 3                           $   812              $   612
          -------------------------------------------------------------------
          Year 5                           $ 1,152              $ 1,052
          -------------------------------------------------------------------
          Year 10                          $ 1,819              $ 1,819
          -------------------------------------------------------------------
          CLASS C SHARES              WITH REDEMPTION      WITHOUT REDEMPTION
          -------------------------------------------------------------------
          Year 1                           $   298              $   198
          -------------------------------------------------------------------
          Year 3                           $   612              $   612
          -------------------------------------------------------------------
          Year 5                           $ 1,052              $ 1,052
          -------------------------------------------------------------------
          Year 10                          $ 2,275              $ 2,275
          -------------------------------------------------------------------
          INVESTOR CLASS SHARES
          -------------------------------------------------------------------
          Year 1                                      $    96
          -------------------------------------------------------------------
          Year 3                                      $   300
          -------------------------------------------------------------------
          Year 5                                      $   520
          -------------------------------------------------------------------
          Year 10                                     $ 1,155
          -------------------------------------------------------------------
                              PIONEER AMERICA INCOME TRUST
          -------------------------------------------------------------------
          INVESTOR CLASS SHARES
          -------------------------------------------------------------------
          Year 1                                      $    76
          -------------------------------------------------------------------
          Year 3                                      $   281
          -------------------------------------------------------------------
          Year 5                                      $ 1,311
          -------------------------------------------------------------------
          Year 10                                     $ [   ]
          -------------------------------------------------------------------

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

CHARACTERISTICS OF SAFECO U.S. GOVERNMENT TRUST (A SERIES OF A DELAWARE STATUTORY TRUST)

o GOVERNANCE AND MANAGEMENT. Safeco U.S. Government Fund is a series of the Safeco Taxable Bond Trust, a Delaware statutory trust. The governing instrument of Safeco Taxable Bond Trust is its Trust Instrument (the "Trust Instrument"). The Trustees of the Safeco Taxable Bond Trust are responsible for the management and supervision of Safeco U.S. Government Fund.

o SHARE CAPITAL AND CLASSES. The Trust Instrument of Safeco Taxable Bond Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of Safeco U.S. Government Fund without par value. As of the date of this prospectus and proxy statement, the Trustees have authorized shares of Safeco U.S. Government Fund and have authorized the issuance of four classes of shares of Safeco U.S. Government Fund, designated as Class A, Class B, Class C and Investor Class Shares. The shares of each class of Safeco U.S. Government Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of Safeco U.S. Government Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of their Fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

o MEETINGS. Under Delaware law, Safeco Taxable Bond Trust is not required to hold annual shareholder meetings for any the Fund. Unless otherwise required by the 1940 Act, the Fund has have no intention of holding annual meetings of shareholders. Pursuant to the Trust Instrument, shareholders have power to vote only on certain matters, including (a) the election and removal of trustees; (b) approval of any investment management agreement;
     (c) termination of the Safeco Taxable Bond Trust; (d) certain amendments to the Trust Instrument; and (e) such additional matters relating to the Trust as may be required by law or as the Trustees may consider desirable.

o LIABILITY OF SHAREHOLDERS. Delaware law affords shareholders of a Delaware statutory trust with the same protections afforded stockholders of a Delaware corporation, which means shareholders are not generally subject to liability for the debts or obligations of the statutory trust unless the entity' s trust instrument provides otherwise. The Trust Instrument of the Safeco Taxable Bond Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of Safeco U.S. Government Fund and provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.

CHARACTERISTICS OF PIONEER AMERICA INCOME TRUST (A MASSACHUSETTS BUSINESS TRUST)

o GOVERNANCE AND MANAGEMENT. Pioneer America Income Trust is a Massachusetts business trust. The governing instrument of Pioneer America Income Trust is its Agreement Declaration of Trust ("Declaration of Trust"). The business of Pioneer America Income Trust is managed under the direction of its Board of Trustees. The Trustees, in addition to viewing the actions of the Pioneer America Income Trust's investment adviser, decide upon matters of general policy at their regular meetings. The officers of Pioneer America Income Trust supervise its business operations.

o SHARE CAPITAL AND CLASSES. Pioneer America Income Trust is authorized to issue shares of capital stock and to increase or decrease the aggregate number of shares of capital stock or the number of shares of stock of any class that the Fund has authority to issue. Each share is entitled to one vote on all questions relating to the Fund, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets of the respective class in the event of liquidation.

o MEETINGS. Under Massachusetts law, Pioneer America Income Trust, as registered open-end investment companies, are not required to hold annual shareholder meetings. Unless otherwise required by the 1940 Act, the Papp Funds have no intention of holding annual meetings of stockholders. Pursuant to the Declaration of Trust, special meetings of shareholders may be called at any time by the Chairman, President or by the Board of Trustees or by the secretary upon the written request of shareholders entitled to cast at least 25% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

o LIABILITY OF STOCKHOLDERS. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself will be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco U.S. Government Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the performance of Pioneer America Income Trust is generally consistent with the historical investment performance of your Fund. For the one, five and ten year periods ended [June 30], 2004, Class A shares of Pioneer America Income Trust had an average annual return of [xx]% compared to an average annual of the Class A shares and Investor Class shares of [xx]% and [xx]% (one year), ____% and ____% (five years) and ___% and ___% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer America Income Trust's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary operating expenses) of the Investor Class of Pioneer America Income Trust to 0.74% of average daily net assets. The estimated experience of the Investor class of Pioneer America Income Trust are below both the gross expenses and expenses net of expense reimbursement of the end class of shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, based upon the Class A expense ratio of Pioneer America Income Trust for the most recent fiscal year, Pioneer America Income Trust's expenses were lower than the gross and net expense ratio of each class of shares of your Fund. While there are some differences between the policies of the two Funds, the trustees believe that the two Funds represent substantially equivalent investments.

FIFTH, the substantially larger size of Pioneer America Income Trust offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer America Income Trust received in the Reorganization will provide Safeco U.S. Government Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer America Income Trust also considered that the Reorganization presents an excellent opportunity for the Pioneer America Income Trust to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer America Income Trust and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003.

     ---------------------------------------------------------------------------
                                 SAFECO U.S. GOVERNMENT   PIONEER AMERICA INCOME
                                         FUND                    TRUST
                                   DECEMBER 31, 2003        DECEMBER 31, 2003
     ---------------------------------------------------------------------------
     NET ASSETS (in millions)          $      74.5                $ 247
     ---------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE
        Class A shares                 $      9.94                $ 9.95
        Class B shares                 $      9.60                $ 9.89
        Class C shares                 $      9.60                $ 9.92
        Investor Class shares          $      9.59                  N/A
     ---------------------------------------------------------------------------
     SHARES OUTSTANDING

        Class A shares                     560,000
        Class B shares                     309,000
        Class C shares                      11,000
        Investor Class shares            6,893,000                  N/A

     ---------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer America Income Trust will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer America Income Trust's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer America Income Trust, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer America Income Trust.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                       SAFECO INTERNATIONAL STOCK FUND AND
                        PIONEER INTERNATIONAL EQUITY FUND

                                   PROPOSAL 9
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                        COMPARISON OF SAFECO INTERNATIONAL STOCK FUND TO THE PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO INTERNATIONAL STOCK FUND                     PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Common Stock Trust, a           A diversified open-end management investment company
                          diversified open-end management investment         organized as a Delaware statutory trust.
                          company organized as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $37.4 million                                      $36.1 million
June 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser:
portfolio managers        SAM                                                Pioneer

                          Investment sub-advisor (until August 2, 2004):     Portfolio Manager:
                          Bank of Ireland Asset Management Limited           Christopher Smart.  Mr. Smart is supported by a team
                          ("Sub-advisor")                                    of portfolio managers and analysts.

                          Portfolio Managers (until August 2, 2004):         Mr. Smart, Senior Vice President and Director of
                          The Fund is managed by a committee of portfolio    International Investments, joined Pioneer in 1995 as
                          managers at the sub-advisor who are jointly and    Director of Research of Pioneer First Investments,
                          primarily responsible for the day-to-day           Moscow, Russia.
                          management of the portfolio.

                          Currently Pioneer is acting as investment adviser to the fund. The Portfolio Manager of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks maximum long-term total return      The Fund seeks long-term capital growth.
                          (capital appreciation and income) by investing
                          primarily in common stocks of established          The Fund may change its investment objective upon
                          non-U.S. companies.                                delivery of notice to its shareholders.

                          This investment objective of the Fund is fundamental and cannot be changed without shareholder approval.

-----------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal market conditions, the Fund           Under normal market conditions, at least 80% of total
                          invests at least 80% of net assets (plus any       assets (plus any borrowings for investment purposes)
                          borrowings for investment purposes) in stocks      are invested in equity securities of non-U.S. issuers.
                          and at least 65% of its assets in securities
                          issued by companies domiciled in countries
                          other than the United States.

-----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The Fund uses a "value" style of management.       The Fund uses a balanced growth-value style of
                          The sub-advisor that historically managed the      management and seeks to invest in issuers with above
                          Fund focuses on companies that are well            average potential for earnings and revenue growth
                          established with a durable business model and      that are also trading at attractive market
                          proven track record of delivering earnings and     valuations.
                          dividends; undervalued relative to their
                          intrinsic value and/or future growth potential;
                          undervalued when compared to their historic
                          valuations, to competitors, or to companies
                          with similar growth records; and liquid and
                          readily traded on established foreign exchanges.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO INTERNATIONAL STOCK FUND                     PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Other investments                                                            The Fund may invest up to 20% of its total assets in
                                                                             debt securities, cash and cash equivalents.
                                                                             Generally the Fund acquires debt securities that are
                                                                             investment grade, but the Fund may invest up to 5% of
                                                                             its net assets in below investment grade convertible
                                                                             debt securities.

-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may purchase as temporary investments     The Fund may invest all or part of its assets in
strategies                for its cash: commercial paper; certificates of    securities with remaining maturities of less than one
                          deposit; shares of no-load, open-end money         year, cash equivalents or may hold cash.
                          market funds; repurchase agreements (subject to
                          restrictions on the Fund's investment in
                          illiquid securities), and other short-term
                          investments.

-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

-----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.

-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such       The Fund may not invest more than 15% of its net
securities                action the value of the following securities,      assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the          securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or        The Fund may not borrow money, except the Fund may
                          (ii) by engaging in reverse repurchase             borrow from banks as a temporary measure to
                          agreements. The Fund will not commit to            facilitate the meeting of redemption requests or for
                          additional securities purchases if total           extraordinary or emergency purposes and except
                          outstanding borrowings are equal to 5% or more     pursuant to reverse purchase agreements and dollar
                          of total assets.                                   rolls and then only in amounts not exceeding 33 1/3%
                                                                             of the Fund's total assets (including the amount
                                                                             borrowed) taken at market value.  The Fund will not
                                                                             use leverage to attempt to increase income.  The Fund
                                                                             will not purchase securities while outstanding
                                                                             borrowings exceed 10% of the Fund's total assets.

-----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified          The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to      that may not exceed 33 1/3% of the value of its
                          33% of the Fund's total assets.                    assets.

-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may write put or call options if, as a    The Fund may use futures and options on securities,
                          result thereof, the aggregate value of the         indices and currencies, forward currency exchange
                          assets underlying all such options do not          contracts and other derivatives.  The Fund does not
                          exceed 20% of the Fund's net assets.               use derivatives as a primary investment technique and
                                                                             generally limits their use to hedging.  However, the
                          The Fund may also purchase put or call options     Fund may use derivatives for a variety of
                          on futures contracts if, as a result thereof,      non-principal purposes, including:
                          the aggregate premiums paid on all options or      o    As a hedge against adverse changes in stock
                          options on futures contracts held by the Fund           market prices, interest rates or currency
                          do not exceed 20% of the Fund's net assets.             exchange rates
                                                                             o    As a substitute for purchasing or selling
                          The Fund may enter into any futures contracts           securities
                          or options on futures contracts if, as a result    o    To increase the Fund's return as a
                          thereof, the aggregate margin deposits and              non-hedging strategy that may be considered
                          premiums required on all such instruments do            speculative
                          not exceed 5% of the Fund's net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO INTERNATIONAL STOCK FUND                     PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term
                          credits as necessary to clear its purchases and
                          sales of securities, and (ii) make margin
                          deposits in connection with its use of
                          financial options and futures, forward and spot
                          currency contracts, swap transactions and other
                          financial contracts or derivative instruments.

-----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer International
                          the Fund are subject to a 5.75% front-end sales    Equity Fund you receive in the Reorganization will
                          charge.                                            not be subject to any sales charge.  Moreover, if you
                                                                             own shares in your own name as of the closing of the
                          Contingent deferred sales charge of up to 5% if    Reorganization (i.e., not in the name of a broker)
                          you redeem Class B shares within six years of      and maintain your account, you may purchase Class A
                          purchase.                                          shares of Pioneer International Equity Fund and Class
                                                                             A shares of any fund in the Pioneer family of funds
                          Contingent deferred sales charge of 1% if you      through such account in the future without paying any
                          redeem Class A shares within one year of           sales charge.
                          purchase.
                                                                             Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares and             International Equity Fund are subject to a front-end
                          Institutional Class shares of the Fund are not     sales charge of up to 5.75%.
                          subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A, Institutional Class and
                          Investor Class shares held less than 30 days.

-----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco International Stock Fund pays an            Pioneer International Equity Fund pays Pioneer a
fees                      advisory fee on a monthly basis at an annual       management fee equal to Pioneer's annual fee is equal
                          rate as follows:                                   to:
                          $0 - $250,000,000:             1.00 of 1%          1.00% of average daily net assets up to $300 million;
                          $250,000,001 - $750,000,000:    .90 of 1%          0.85% of the next $200 million;
                          Over $750,000,000:              .80 of 1%          0.75% on assets over $500 million.

                          SAM serves as administrator and Fund accounting    During its most recent fiscal year, Pioneer
                          agent for the Fund.  The Fund pays SAM an          International Equity Fund paid an advisory fee at an
                          administrative services fee of 0.05% of the        average rate of 1.00% of average daily net assets.
                          Fund's average daily net assets up to the first
                          $200,000,000 and 0.01% of its net assets           In addition, the fund reimburses Pioneer for certain
                          thereafter, and an accounting fee of 0.04% of      fund accounting and legal expenses incurred on behalf
                          the Fund's average daily net assets up to the      of the fund and pays a separate shareholder
                          first $200,000,000 and 0.01% of its net assets     servicing/transfer agency fee to PIMSS, an affiliate
                          thereafter.                                        of Pioneer.

                          During its most recent fiscal year, Safeco         For the fiscal year ended March 31, 2004, the Fund's
                          International Stock Fund paid aggregate            annual operating expenses for Class A shares were
                          advisory and administration fees at an average     1.75% per share.
                          rate of 1.09% of average daily net assets.
                                                                             Pioneer has agreed until the second anniversary of
                          SAM had contractually agreed until April 30,       the closing of the Reorganization to limit the
                          2009, to pay certain fund operating expenses       ordinary operating expenses (excluding taxes,
                          (but not all of the operating expenses of the      commissions, interest and extraordinary expenses) of
                          Fund) that exceeded the rate of 0.40% per annum    the Investor Class to 1.40% of the average daily net
                          of the Fund's average daily net assets. This       assets attributable to the Investor Class.
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003,
                          the Fund's annual operating expenses for the
                          Class A shares, after giving effect to the
                          expense limitation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO INTERNATIONAL STOCK FUND                     PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          were 1.65%, and without giving effect to the
                          expense limitation, were 2.49% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for the Class B shares, after giving effect to the expense limitation were 2.40%, and without giving effect to the expense limitation, were 4.16% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for the Advisor Class C shares, after giving effect to the expense limitation were 2.40%, and without giving effect to the expense limitation, were 3.29% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual net operating expenses for the Institutional Class shares, after giving effect to the expense limitation ere 1.40%, and without giving effect to the expense limitation were 2.43%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for the Investor Class, after giving effect to the expense limitation were 1.40%, and without giving effect to the expense limitation, were 2.19% per share.

-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor Class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer International
                          underwriter or through brokers, registered         Equity Fund's distributor.  Existing shareholders of
                          investment advisers, banks and other financial     Safeco International Stock Fund who own shares in
                          institutions that have entered into selling        their own name as of the closing date of the
                          agreements with the Fund's principal               Reorganization and who maintain their accounts may
                          underwriter, as described in the Fund's            buy shares of any fund in the Pioneer family of funds
                          prospectus.                                        through such accounts in the future without paying
                                                                             sales charges.
                          Institutional Class shares have a minimum
                          investment amount of $250,000.                     If the account is established in the shareholder's
                                                                             own name, shareholders may also purchase additional
                          Certain account transactions may be done by        shares of Pioneer International Equity Fund by
                          telephone                                          telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer International
                          acquire through dividend reinvestment or other     Equity Fund without incurring any fee on the exchange
                          fund distributions or for shares that you have     with the more than 62 other Pioneer Funds. Your
                          exchanged for equivalent shares of another         exchange would be for Class A shares, which would be
                          Fund.  A 2% redemption fee will be assessed on     subject to Rule 12b-1 fees. An exchange generally is
                          the value of exchanged shares that are held        treated as a sale and a new purchase of shares for
                          less than 30 days in the Safeco International      federal income tax purposes.
                          Stock Fund.
                                                                             If the account is established in the shareholder's
                          Certain account transactions may be done by        own name, shareholders may also exchange shares of
                          telephone.                                         Pioneer International Equity Fund for shares of other
                                                                             Pioneer Funds by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Each class of shares will be sold at the net asset value per share next calculated after the Fund receives your request in good order.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  SAFECO INTERNATIONAL STOCK FUND                     PIONEER INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer International Equity Fund by telephone or
                                                                             online.

-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

o    The Fund's investments do not have the growth potential originally expected

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political and social developments may adversely affect the securities markets

o    Withholding and other non-U.S. taxes may decrease the Fund's return

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                SAFECO INTERNATIONAL STOCK FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1997         4.55

                                 1998        14.26

                                 1999        29.00

                                 2000       -10.95

                                 2001        -24.3

                                 2002       -19.12

                                 2003        27.74

* During the period shown in the bar chart, your Fund's highest quarterly return was 19.79% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.14% for the quarter ended September 30, 2002.

               PIONEER INTERNATIONAL EQUITY FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1997         5.81

                                 1998          7.4

                                 1999        41.10

                                 2000       -17.87

                                 2001       -19.28

                                 2002       -19.61

                                 2003        32.29

* During the period shown in the bar chart, since the fund's inception on October 31, 1996, Pioneer International Equity Fund's highest quarterly return was 29.50% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.25% for the quarter ended September 30, 2002.

                        SAFECO INTERNATIONAL STOCK FUND*
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   SINCE INCEPTION (1)
                                                            ------   -------   -------------------
   SAFECO INTERNATIONAL STOCK FUND, CLASS A SHARES
      Return Before Taxes                                    20.18%   -3.53%          1.56%
      Return After Taxes on Distributions (2)                19.98%   -4.02%          1.08%
      Return After Taxes on Distributions and                13.39%   -3.14%          1.12%
         Sale of Fund Shares (2)
   SAFECO INTERNATIONAL STOCK FUND, CLASS B SHARES
      Return Before Taxes                                    21.41%   -3.49%          1.71%
   SAFECO INTERNATIONAL STOCK FUND, CLASS C SHARES
      Return Before Taxes                                    25.38%   -3.15%          1.57%
   SAFECO INTERNATIONAL STOCK FUND, INSTITUTIONAL
   CLASS SHARES
      Return Before Taxes                                    27.99%   -2.07%          2.64%
      Return After Taxes on Distributions (2)                27.74%   -2.56%          2.13%
      Return After Taxes on Distributions and                18.19%   -1.92%          2.04%
         Sale of Fund Shares (2)
   SAFECO INTERNATIONAL STOCK FUND, INVESTOR CLASS
   SHARES
      Return Before Taxes                                    27.74%   -2.11%          2.61%
      Return After Taxes on Distributions (2)                27.51%   -2.60%          2.11%
      Return After Taxes on Distributions and                18.34%   -1.93%          2.03%
         Sale of Fund Shares (2)
   MSCI EAFE INDEX (3)                                       38.59%   -0.05%          3.29%
      (reflects no deduction for fees, expenses or taxes)

----------
* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
(1)  The Fund commenced operations on January 31, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction of fees or expenses.

               PIONEER INTERNATIONAL EQUITY FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   SINCE INCEPTION (1)
                                                            ------   -------   -------------------
   PIONEER INTERNATIONAL EQUITY FUND, CLASS A SHARES
      Return Before Taxes                                   24.69%    -1.27%          1.98%
      Return After Taxes on Distributions (2)               24.69%    -1.54%          1.71%
      Return After Taxes on Distributions and               16.05%    -1.12%          1.62%
         Sale of Fund Shares (2)
   MSCI EAFE INDEX (3)                                      38.59%    -0.05%          3.56%
      (reflects no deduction for fees, expenses or taxes)

----------------
(1)  The Fund commenced operations on October 31, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction of fees or expenses.

Pioneer International Equity Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer International Equity Fund, the expenses of Pioneer International Equity Fund for the period ended December 31, 2002. Future expenses for all share classes may be greater or less.

   --------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDER
    TRANSACTION FEES       SAFECO          SAFECO           SAFECO             SAFECO             SAFECO          PIONEER
     (PAID DIRECTLY    INTERNATIONAL    INTERNATIONAL   INTERNATIONAL   INTERNATIONAL STOCK    INTERNATIONAL   INTERNATIONAL
       FROM YOUR         STOCK FUND      STOCK FUND       STOCK FUND     FUND INSTITUTIONAL     STOCK FUND      EQUITY FUND
      INVESTMENT)         CLASS A          CLASS B         CLASS C             CLASS          INVESTOR CLASS   INVESTOR CLASS
   --------------------------------------------------------------------------------------------------------------------------
   Maximum sales            5.75%            None            None               None                None            None (1)
   charge (load)
   when you buy
   shares as a
   percentage of
   offering price
   --------------------------------------------------------------------------------------------------------------------------
   Maximum deferred         None             5.00%           1.00%              None                None            None
   sales charge
   (load) as a % of
   purchase price or
   the amount you
   receive when you
   sell shares,
   whichever is less
   --------------------------------------------------------------------------------------------------------------------------
   Redemption fees          2.00%            None            None               2.00%               2.00%           2.00%
   for shares held
   less than 30 days
   --------------------------------------------------------------------------------------------------------------------------
   Wire redemption        $   20 (4)       $   20 (4)      $   20 (4)         $   20 (4)          $   20 (4)         N/A
   fee
   --------------------------------------------------------------------------------------------------------------------------
   Annual low             $   12 (5)       $   12 (5)      $   12 (5)         $   12 (5)          $   12 (5)         N/A
   balance fee
   --------------------------------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING
   EXPENSES
   (DEDUCTED FROM
   FUND ASSETS)
   (AS A % OF
   AVERAGE NET
   ASSETS)
   --------------------------------------------------------------------------------------------------------------------------
   Management fee           1.00%            1.00%           1.00%              1.00%               1.00%           1.00%
   --------------------------------------------------------------------------------------------------------------------------
   Distribution and         0.25%            1.00%           1.00%              None                None            None
   service
   (12b-1) fee
   --------------------------------------------------------------------------------------------------------------------------
   Other expenses           1.24%            2.16%           1.29%              1.43%               1.19%           1.12%
   --------------------------------------------------------------------------------------------------------------------------
   Total fund               2.49%            4.16%           3.29%              2.43%               2.19%           2.12%
   operating expenses
   --------------------------------------------------------------------------------------------------------------------------
   Expense reduction        0.84%(2)         1.76%(2)        0.89%(2)           1.03%               0.79%(2)        0.72%(3)
   --------------------------------------------------------------------------------------------------------------------------
   Net fund                 1.65%            2.40%           2.40%              1.40%               1.40%           1.40%
   operating
   expenses
   --------------------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer International Equity Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer International Equity Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco International Stock Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer International Equity Fund to 1.40% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco International Stock Fund and two years for Pioneer International Equity Fund and
(e) and the Investor Class shares of Pioneer International Equity Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

                    ---------------------------------------
                    EXAMPLE
                    ---------------------------------------
                       SAFECO INTERNATIONAL STOCK FUND
                    ---------------------------------------
                    CLASS A SHARES
                    ---------------------------------------
                    Year 1                      $   733
                    ---------------------------------------
                    Year 3                      $ 1,065
                    ---------------------------------------
                    Year 5                      $ 1,420
                    ---------------------------------------
                    Year 10                     $ 2,417
                    ---------------------------------------
                    CLASS B SHARES          WITH REDEMPTION
                    ---------------------------------------
                    Year 1                      $   743
                    ---------------------------------------
                    Year 3                      $ 1,048
                    ---------------------------------------
                    Year 5                      $ 1,480
                    ---------------------------------------
                    Year 10                     $ 2,380
                    ---------------------------------------
                    CLASS C SHARES          WITH REDEMPTION
                    ---------------------------------------
                    Year 1                      $   343
                    ---------------------------------------
                    Year 3                      $   748
                    ---------------------------------------
                    Year 5                      $ 1,280
                    ---------------------------------------
                    Year 10                     $ 2,736
                    ---------------------------------------
                    INSTITUTIONAL CLASS
                    SHARES
                    ---------------------------------------
                    Year 1                      $   143
                    ---------------------------------------
                    Year 3                      $   443
                    ---------------------------------------
                    Year 5                      $   766
                    ---------------------------------------
                    Year 10                     $ 1,680
                    ---------------------------------------
                    INVESTOR CLASS SHARES
                    ---------------------------------------
                    Year 1                      $   143
                    ---------------------------------------
                    Year 3                      $   443
                    ---------------------------------------
                    Year 5                      $   766
                    ---------------------------------------
                    Year 10                     $ 1,680
                    ---------------------------------------
                       PIONEER INTERNATIONAL EQUITY FUND
                    ---------------------------------------
                    INVESTOR CLASS SHARES
                    ---------------------------------------
                    Year 1                      $   137
                    ---------------------------------------
                    Year 3                      $   554
                    ---------------------------------------
                    Year 5                      $ 1,124
                    ---------------------------------------
                    Year 10                     $ 2,677
                    ---------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco International Stock Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

THIRD, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer International Equity Fund to 1.40% of average daily net assets. The estimated expenses of the Investor Class of Pioneer International Equity Fund are lower than both the gross and net expenses of the expense limits of each class of shares of your Fund.

FOURTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

FIFTH, the Investor Class shares of Pioneer International Equity Fund received in the Reorganization will provide Safeco International Stock Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer International Equity Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer International Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer International Equity Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of Safeco International Stock Fund as of December 31, 2003 and Pioneer International Equity Fund as of March 31, 2004.

----------------------------------------------------------------------------------
                                SAFECO INTERNATIONAL STOCK   PIONEER INTERNATIONAL
                                        FUND EQUITY                   FUND
                                     DECEMBER 31, 2003           MARCH 31, 2004
----------------------------------------------------------------------------------
NET ASSETS (IN MILLIONS)                $ 35,133,00               $ 30,571,882
----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares                       $     10.54               $      17.55
   Class B shares                       $     10.32               $      16.41
   Class C shares                       $     10.33               $      16.21
   Institutional Class shares           $     10.73                        N/A
   Investor Class shares                $     10.64                        N/A
----------------------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                           137,000                  1,045,193
   Class B shares                            71,000                    522,503
   Class C shares                            10,000                    225,379
   Institutional Class shares               826,000                        N/A
   Investor Class shares                  2,255,000                        N/A
----------------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer International Equity Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer International Equity Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer International Equity Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Equity Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                        SAFECO LARGE-CAP GROWTH FUND AND
                              PIONEER GROWTH SHARES

                                   PROPOSAL 10
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                        COMPARISON OF SAFECO LC GROWTH FUND TO THE PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                       SAFECO LC GROWTH FUND                            PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------------------------------------------------
Business                 A series of Safeco Common Stock Trust, a          A diversified open-end management
                         diversified open-end management investment        investment company organized as a
                         company organized as a Delaware statutory         Delaware statutory trust.
                         trust.
----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $ 6.6 million                                    $ 732.2 million
June 30, 2004

----------------------------------------------------------------------------------------------------------------------------------
Investment advisers      Investment adviser (until August 2, 2004):        Investment adviser
and portfolio managers   SAM                                               Pioneer

                         Sub-advisor (until August 2, 2004):               Portfolio Manager:
                         RCM Capital Management LLC ("Sub-advisor") is     Christopher M. Galizio
                         responsible for the day-to-day management of
                         the Fund.                                         Mr. Galizio is a vice president and joined Pioneer in
                                                                           1994
                         Portfolio Managers:
                         Seth A. Reicher (joined Sub-advisor in 1993)
                         Peter A. Goetz (joined Sub-advisor in 1999)

                         Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Manager of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund

----------------------------------------------------------------------------------------------------------------------------------
Investment objective     The Fund seeks long-term growth of capital.       The Fund seeks capital appreciation primarily through
                                                                           equity securities of large-cap U.S. companies
                                                                           believed to have better-than-average earnings
                                                                           potential.

                         ---------------------------------------------------------------------------------------------------------
                         The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

----------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal market conditions, the Fund          Under normal market conditions, the Fund invests
                         invests at least 80% of its net assets (plus      primarily in equity securities of U.S. issuers.  For
                         any borrowings for investment purposes) in        purposes of the Fund's investment policies, equity
                         equity and equity-related securities of           securities include common stocks, convertible debt
                         companies whose total market capitalization at    and other equity instruments, such as depositary
                         the time of the investment is within the range    receipts, warrants, rights, interests in real estate
                         of market capitalizations of companies included   investment trusts ("REITs") and preferred stocks.
                         in the Russell 1000 Growth Index.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                     SAFECO LC GROWTH FUND                                  PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------------------------------------------------
Investment strategies    The Fund uses a "growth" style of management.     The fund uses a "growth" style and seeks to invest in
                         The Sub-advisor historically has aimed to         issuers with above average potential for earnings and
                         generate positive returns over a full market      revenue growth.
                         cycle by investing in companies that show
                         long-term sustainable growth in revenue,          Factors Pioneer looks for in selecting investments
                         earnings and/or cash flow.                        include:

                         The Sub-advisor considered factors such as:       o    companies with experienced management teams,
                                                                                strong market positions and the potential to
                         o    the strength of the company's balance             support above average earnings growth;
                              sheet;                                       o    a sustainable competitive advantage, such as
                         o    the quality of the management team;               a brand name, customer base, proprietary
                              products or services that differentiate           technology or economies of scale;
                              the company from its competitors;            o    favorable expected returns relative to
                         o    the company's commitment to research              perceived risk.
                              and development; and
                         o    ongoing new products and services.

----------------------------------------------------------------------------------------------------------------------------------
Other investments        The Fund may invest in securities convertible     The Fund may invest a portion of its assets not
                         into common stock, but less than 35% of its       invested in equity securities in debt securities of
                         total assets will be invested in such             corporate and government issuers.
                         securities.
                                                                           Up to 5% of the Funds net assets may be invested in
                                                                           below investment grade debt securities issued by both
                                                                           U.S. and non-U.S. corporate and government issuers.

                                                                           The Fund may invest up to 25% of its total assets in
                                                                           REITs.

                                                                           The Fund may invest up to 30% of its total assets in
                                                                           equity and debt securities of non-U.S. corporate
                                                                           issuers and debt securities of non-U.S. government
                                                                           issuers.

                                                                           The Fund will not invest more than 5% of its total
                                                                           assets in securities of emerging markets issuers.

----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies               high-quality, short-term securities issued by     securities with remaining maturities of less than one
                         an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                         government, high-quality commercial paper,
                         certificates of deposit, shares of no-load,
                         open-end money market funds, or repurchase
                         agreements.

----------------------------------------------------------------------------------------------------------------------------------
Diversification          Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

---------------------------------------------------------------------------------------------------------------------------------
Industry concentration   Each Fund may not invest more than 25% of its assets in any one industry.

----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid  If immediately after and as a result of such      The Fund may not invest more than 15% of its net
securities               action the value of the following securities,     assets in securities which are illiquid and other
                         in the aggregate, would exceed 15% of the         securities which are not readily marketable.
                         Fund's net assets, the Fund will not (i)
                         purchase securities for which there is no
                         readily available market, (ii) purchase time
                         deposits maturing in more than seven days,
                         (iii) purchase over-the-counter (OTC) options
                         or hold assets set aside to cover OTC options
                         written by the Fund, (iv) enter into repurchase
                         agreements maturing in more than seven days, or
                         (v) invest in interests in real estate
                         investment trusts which are not readily
                         marketable or interests in real estate limited
                         partnerships which are not listed or traded on
                         the
                         NASDAQ Stock Market.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                     SAFECO LC GROWTH FUND                                  PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------------------------------------------------
Borrowing                The Fund may borrow money (i) from banks or       Borrow money, except the Fund may: (a) borrow from
                         (ii) by engaging in reverse repurchase            banks or through reverse repurchase agreements in an
                         agreements. The Fund will not commit to           amount up to 33 1/3% of the Fund's total assets
                         additional securities purchases if total          (including the amount borrowed); (b) to the extent
                         outstanding borrowings are equal to 5% or more    permitted by applicable law, borrow up to an
                         of total assets.                                  additional 5% of the Fund's assets for temporary
                                                                           purposes; (c) obtain such short-term credits as are
                                                                           necessary for the clearance of portfolio
                                                                           transactions; (d) the Fund may purchase securities on
                                                                           margin to the extent permitted by applicable law; and
                                                                           (e) engage in transactions in mortgage dollar rolls
                                                                           that are accounted for as financings.

----------------------------------------------------------------------------------------------------------------------------------
Lending                  The Fund may lend securities to qualified         The Fund may lend portfolio securities with a value
                         institutional investors with a value of up to     that may not exceed 33 1/3% of the value of its
                         33% of the Fund's total assets.                   assets.

----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments   The Fund may write put or call options if, as a   The Fund may use futures and options on securities,
                         result thereof, the aggregate value of the        indices and currencies, forward currency exchange
                         assets underlying all such options does not       contracts and other derivatives.  The Fund does not
                         exceed 25% of the Fund's net assets.              use derivatives as a primary investment technique and
                                                                           generally limits their use to hedging.  However, the
                         The Fund may purchase put or call options on      Fund may use derivatives for a variety of
                         futures contracts if, as a result thereof, the    non-principal purposes, including:
                         aggregate premiums paid on all options or         o As a hedge against adverse changes in stock
                         options on futures contracts do not exceed 20%      market prices, interest rates or currency
                         of the Fund's net assets.                           exchange rates
                                                                           o As a substitute for purchasing or selling securities
                         The Fund may enter into any futures contract or     option on a futures contract, if as a result
                         thereof, the aggregate margin deposits and        o To increase the Fund's return as a non-hedging
                         premiums required on all such instruments does      strategy that may be considered
                         not exceed 5% of the Fund's net assets.             speculative

                         The Fund may not purchase securities on margin.
                         However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

----------------------------------------------------------------------------------------------------------------------------------
Other investment         As described above, the Funds have substantially similar principal investment strategies and policies.
policies and             Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions             discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

----------------------------------------------------------------------------------------------------------------------------------
                                                          BUYING, SELLING AND EXCHANGE SHARES
----------------------------------------------------------------------------------------------------------------------------------
Sales charges            Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer Growth Shares
                         the Fund are subject to a 5.75% front-end sales   you receive in the Reorganization will not be subject
                         charge.                                           to any sales charge.  Moreover, if you own shares in
                                                                           your own name as of the closing of the Reorganization
                         Contingent deferred sales charge of up to 5% if   (i.e., not in the name of a broker) and maintain your
                         you redeem Class B shares within 6 years of       account, you may purchase Class A shares of Pioneer
                         purchase.                                         Growth Shares and Class A shares of any fund in the
                                                                           Pioneer family of funds through such account in the
                         Contingent deferred sales charge of up to 1% if   future without paying any sales charge.
                         you redeem Class C shares within one year of
                         purchase.                                         Except as described above, Class A shares of Pioneer
                                                                           Growth Shares are subject to a front-end sales charge
                         Purchases of Investor Class shares of the Fund    of up to 5.75%.
                         are not subject to a sales load.

                         The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

----------------------------------------------------------------------------------------------------------------------------------
Management and other     Safeco LC Growth Fund pays an advisory fee on a   Pioneer Growth Shares pays Pioneer a management fee,
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                     SAFECO LC GROWTH FUND                                  PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------------------------------------------------
fees                     monthly basis at an annual rate as follows:       subject to a performance adjustment, equal to
                         $0 - $250,000,000:             0.80 of 1%         Pioneer's annual fee equal to:
                         $250,000,001 - $750,000,000:   0.75 of 1%         0.70% of average daily net assets up to $500 million;
                         $750,000,001 - $1,250,000,000: 0.70 of 1%         0.65% of the next $500 million;
                         Over $1,250,000,000:           0.65 of 1%         0.625% on assets over $1 billion.

                         SAM paid the Sub-advisor a fee in accordance      This basic fee paid to Pioneer also depends on the
                         with the following schedule:                      Fund's investment performance compared to the Russell
                         $0 - $100,000,000:             0.35 of 1%         1000 Growth Index.  The basic fee can increase or
                         $100,000,000 - $250,000,000:   0.25 of 1%         decrease by a maximum of 0.10%, depending on the
                         Over $250,000,000:             0.20 of 1%         performance of the Fund's Class A shares relative to
                                                                           the index.
                         SAM serves as administrator and Fund accounting
                         agent for the Fund.  The Fund pays SAM an         During its most recent fiscal year, Pioneer Growth
                         administrative services fee of 0.05% of the       Shares paid an advisory fee at an average rate of
                         Fund's average daily net assets up to the first   0.59% of average daily net assets.
                         $200,000,000 and 0.01% of its net assets
                         thereafter, and an accounting fee of 0.04% of     In addition, the fund reimburses Pioneer for certain
                         the Fund's average daily net assets up to the     fund accounting and legal expenses incurred on behalf
                         first $200,000,000 and 0.01% of its net assets    of the fund and pays a separate shareholder
                         thereafter.                                       servicing/transfer agency fee to PIMSS, an affiliate
                                                                            of Pioneer.
                         During its most recent fiscal year, Safeco LC
                         Growth Fund paid aggregate advisory and           For the fiscal year ended April 30, 2004, the Fund's
                         administration fees at an average rate of 0.89%   annual operating expenses for Class A shares were
                         of average daily net assets.                      1.45% per share.

                         Until July 31, 2004, SAM voluntarily agreed to    Pioneer has agreed until the second anniversary of
                         pay fund operating expenses that exceeded the     the closing of the Reorganization to limit the
                         rate of 1.15% per annum of the Fund's average     ordinary operating expenses (excluding taxes,
                         daily net assets.                                 commissions, interest and extraordinary expenses) of
                                                                           the Investor Class to 1.15% of the average daily net
                         For the fiscal year ended December 31, 2003,      assets attributable to the Investor Class.
                         the Fund's annual operating expenses for Class
                         A shares were 2.79%.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                         B shares were 3.55%.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                         C shares were 3.46%.

                         For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares were 2.55%.

----------------------------------------------------------------------------------------------------------------------------------
Distribution and         Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee      will convert into Class A share after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

---------------------------------------------------------------------------------------------------------------------------------
Buying shares            You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                         Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer Growth Shares'
                         underwriter or through brokers, registered        distributor.  Existing shareholders of Safeco LC
                         investment advisers, banks and other financial    Growth Fund who own shares in their own name as of
                         institutions that have entered into selling       the closing date of the Reorganization and who
                         agreements with the Fund's principal              maintain their accounts may buy shares of any fund in
                         underwriter, as described in the Fund's           the Pioneer family of funds through such accounts in
                         prospectus.                                       the future without paying sales charges.

                                                                           If the account is established in the shareholder's
                         Certain account transactions may be done by       own name, shareholders may also purchase additional
                         telephone                                         shares of Pioneer Growth Shares by telephone or
                                                                            online.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                     SAFECO LC GROWTH FUND                                  PIONEER GROWTH SHARES
---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege       There are no sales charges on shares you           You may exchange shares of Pioneer Growth Shares
                         acquire through dividend reinvestment or other     without incurring any fee on the exchange with the
                         fund distributions or for Class A shares that      more than 62 other Pioneer Funds. Your exchange would be
                         you have exchanged for Class A shares of           for Class A shares, which would be subject to Rule 12b-1
                         another Fund.                                      fees.  An exchange generally is treated as a sale and a
                                                                            a new purchase of shares for federal income tax
                         Certain account transactions may be done by        purposes.
                         telephone.
                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Growth Shares for shares of other Pioneer
                                                                            Funds by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------
Selling shares            Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Growth Shares by telephone or online.

---------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o The stock market goes down (this risk may be greater in the short-term)

o Growth stocks fall out of favor with investors

o The Fund's investments do not have the growth potential originally expected

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are small, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political and social developments may adversely affect the securities markets

o Withholding and other non-U.S. taxes may decrease the Fund's return

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                     SAFECO LC GROWTH FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1994        N/A

                                 1995        N/A

                                 1996        N/A

                                 1997        N/A

                                 1998        N/A

                                 1999        N/A

                                 2000        N/A

                                 2001        N/A

                                 2002      26.95

                                 2003      20.16

* During the period shown in the bar chart, your Fund's highest quarterly return was 10.31% for the quarter ended June 30, 2003, and the lowest quarterly return was -16.7% for the quarter ended June 30, 2002.

                     PIONEER GROWTH SHARES - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1994      -2.60

                                 1995      29.82

                                 1996      26.95

                                 1997      43.78

                                 1998      33.54

                                 1999       7.40

                                 2000      -9.57

                                 2001      19.23

                                 2002     -34.89

                                 2003      26.19

* During the period shown in the bar chart, Pioneer Growth Shares' highest quarterly return was 24.06% for the quarter ended June 30, 1997, and the lowest quarterly return was -20.20% for the quarter ended June 30, 2002.

                              SAFECO LC GROWTH FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                               1 YEAR   SINCE INCEPTION(1)
                                                               ------   ------------------
      SAFECO LC GROWTH FUND, CLASS A SHARES
         Return Before Taxes                                    13.05%        -5.94%
         Return After Taxes on Distributions(2)                 13.05%        -5.98%
         Return After Taxes on Distributions and                 8.48%        -5.05%
            Sale of Fund Shares(2)
      SAFECO LC GROWTH FUND, CLASS B SHARES
         Return Before Taxes                                     4.06%        -5.40%
      SAFECO LC GROWTH FUND, CLASS C SHARES
         Return Before Taxes                                    18.06%        -4.06%
      SAFECO LC GROWTH FUND, INVESTOR CLASS SHARES
         Return Before Taxes                                    20.16%        -3.11%
         Return After Taxes on Distributions(2)                 20.16%        -3.18%
         Return After Taxes on Distributions and                13.10%        -2.68%
            Sale of Fund Shares(2)
      RUSSELL 1000 GROWTH INDEX(3)                              29.76%         1.09%
         (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on October 31, 2001.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                     PIONEER GROWTH SHARES - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                               1 YEAR   5 YEARS   10 YEARS
                                                               ------   -------   --------
      PIONEER GROWTH SHARES, CLASS A SHARES
         Return Before Taxes                                    18.96%    -9.49%    6.47%
         Return After Taxes on Distributions(1)                 18.96%   -10.10%    4.23%
         Return After Taxes on Distributions and                12.32%    -7.87%    4.47%
            Sale of Fund Shares(1)
      RUSSELL 1000 GROWTH INDEX(2)                              29.75%    -5.11%    9.21%
         (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

Pioneer Growth Shares' Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Growth Shares, the expenses of Pioneer Growth Shares for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

      -------------------------------------------------------------------------------------------------------
                                                                                                    PIONEER
      SHAREHOLDER                                                                                   GROWTH
      TRANSACTION FEES       SHARES FUND                                                            SHARES
      (PAID DIRECTLY         SAFECO LC         SAFECO LC        SAFECO LC        SAFECO LC           FUND
      FROM YOUR              GROWTH FUND      GROWTH FUND      GROWTH FUND      GROWTH FUND        INVESTOR
      INVESTMENT)              CLASS A          CLASS B          CLASS C       INVESTOR CLASS        CLASS
      -------------------------------------------------------------------------------------------------------
      Maximum sales             5.75%             None            None             None              None(1)
      charge (load) when
      you buy shares as a
      percentage of
      offering price
      -------------------------------------------------------------------------------------------------------
      Maximum deferred          None              5.00%           1.00%            None              None
      sales charge (load)
      as a % of purchase
      price or the amount
      you receive when
      you sell shares,
      whichever is less
      -------------------------------------------------------------------------------------------------------
      Redemption fees for       2.00%             None            None             2.00%              N/A
      shares held less
      than 30 days
      -------------------------------------------------------------------------------------------------------

      Wire redemption fee      $  20(4)          $  20(4)        $  20(4)         $  20(4)            N/A
      -------------------------------------------------------------------------------------------------------
      Annual low balance       $  12(5)          $  12(5)        $  12(5)         $  12(5)            N/A
      fee
      -------------------------------------------------------------------------------------------------------
      ANNUAL FUND
      OPERATING EXPENSES
      (DEDUCTED FROM FUND
      ASSETS)
      (AS A % OF AVERAGE
      NET ASSETS)
      -------------------------------------------------------------------------------------------------------
      Management fee            0.80%             0.80%           0.80%            0.80%             0.59%
      -------------------------------------------------------------------------------------------------------
      Distribution and          0.25%             1.00%           1.00%            None              None
      service
      (12b-1) fee
      -------------------------------------------------------------------------------------------------------
      Other expenses            1.74%             1.75%           1.66%            1.75%(9)          0.53%
      -------------------------------------------------------------------------------------------------------
      Total fund                2.79%             3.55%           3.46%            2.55%(9)          1.12%
      operating expenses
      -------------------------------------------------------------------------------------------------------
      Expense reduction         None(2)           None(2)         None(2)          None(2)           None(3)
      -------------------------------------------------------------------------------------------------------
      Net fund operating        2.79%             3.55%           3.46%            2.55%(9)          1.12%
      expenses
      -------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Growth Shares through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Growth Shares or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco LC Growth Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Growth Shares to 1.15% of average daily net assets

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) [SAM voluntarily reimburses the Fund to the extent that its total expenses exceed the rate of 1.15% per annum of the Fund's average daily net assets. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.]

The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for one year for Safeco LC Growth Fund and two years for Pioneer Growth Shares and (e) and the Investor Class shares of Pioneer Growth Shares convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

             -----------------------------------------------------
             EXAMPLE
             -----------------------------------------------------
                              SAFECO LC GROWTH FUND
             -----------------------------------------------------
             CLASS A SHARES
             -----------------------------------------------------
             Year 1                         $   841
             -----------------------------------------------------
             Year 3                         $ 1,390
             -----------------------------------------------------
             Year 5                         $ 1,964
             -----------------------------------------------------
             Year 10                        $ 3,514
             -----------------------------------------------------
             CLASS B SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1              $   858               $   358
             -----------------------------------------------------
             Year 3              $ 1,388               $ 1,088
             -----------------------------------------------------
             Year 5              $ 2,040               $ 1,840
             -----------------------------------------------------
             Year 10             $ 3,496               $ 3,496
             -----------------------------------------------------
             CLASS C SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1              $   449               $   349
             -----------------------------------------------------
             Year 3              $ 1,062               $ 1,062
             -----------------------------------------------------
             Year 5              $ 1,798               $ 1,798
             -----------------------------------------------------
             Year 10             $ 3,738               $ 3,738
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                         $   258
             -----------------------------------------------------
             Year 3                         $   793
             -----------------------------------------------------
             Year 5                         $ 1,355
             -----------------------------------------------------
             Year 10                        $ 2,885
             -----------------------------------------------------
                              PIONEER GROWTH SHARES
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                         $   114
             -----------------------------------------------------
             Year 3                         $   385
             -----------------------------------------------------
             Year 5                         $   708
             -----------------------------------------------------
             Year 10                        $ 1,622
             -----------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco LC Growth Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, Pioneer Growth Shares has a strong short term performance record and a substantially longer performance history. For the one year period ended June 30, 2004, Class A shares of Pioneer Growth Shares had an average annual return of [xx]% compared to an average annual of the Class A shares and Investor share of [xx]% and [xx]%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Growth Shares' lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Growth Shares to 1.15% of average daily net assets. The estimated expense ratio of the Investor

Class of Pioneer Growth Shares is lower than the gross expenses of each class of shares of your Fund. The expense limitation applicable to Investor Class Shares of Pioneer Growth Shares is the same as the voluntary expense limit applicable to your Fund, and Pioneer has contractually agreed to keep that limit in place for two years while the expense limit applicable to your Fund could be terminated at any time. While you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year, was 1.45% of average daily net assets, which was below the expenses of the class of shares of your Fund.

FIFTH, the substantially larger size of Pioneer Growth Shares offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer Growth Shares received in the Reorganization will provide Safeco LC Growth Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Growth Shares also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Shares to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Shares and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of December 31, 2003 for Safeco LC Growth Fund and October 31, 2003 for Pioneer Growth Shares.

-------------------------------------------------------------------------
                            SAFECO LC GROWTH FUND   PIONEER GROWTH SHARES
                              DECEMBER 31, 2003      DECEMBER 31, 2003
-------------------------------------------------------------------------
NET ASSETS (IN MILLIONS)         $   5.832             $    789.319
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares                $    9.27             $      11.42
   Class B shares                $    9.12                    10.54
   Class C shares                $    9.12                    10.65
   Investor Class shares         $    9.30                      N/A

-------------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                  117,000               45,198,861
   Class B shares                  105,000               20,249,782
   Class C shares                  102,000                5,293,516
   Investor Class shares           307,000                      N/A

-------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Growth Shares will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Shares' shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer

Growth Shares, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Shares.

The Trustees recommend that the shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         SAFECO LARGE-CAP VALUE FUND AND
                               PIONEER VALUE FUND

                                   PROPOSAL 11
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

          COMPARISON OF SAFECO LC VALUE FUND TO THE PIONEER VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO LC VALUE FUND                                  PIONEER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Common Stock Trust, a          A diversified open-end management investment company
                          diversified open-end management investment        organized as a Delaware statutory trust.
                          company organized as a Delaware statutory
                          trust.

------------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $ 152.7 million                                   $ 3,855 million
June 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                          Rex L. Bentley                                    Day-to-day management of the Fund's portfolio is the
                          Vice President, SAM                               responsibility of J. Rodman Wright, who is assisted
                                                                            by Sean Gavin.  Mr. Wright is a senior vice president
                          Lynette D. Sagvold                                and joined Pioneer in 1994 and has been an investment
                          Vice President, SAM                               professional since 1988.  Mr. Gavin is a vice
                                                                            president and joined Pioneer in 2002.
                          Currently Pioneer is acting as investment
                          adviser to the Fund.  The Portfolio Managers of
                          the Pioneer Fund, as indicated in the next
                          column, currently manage your Safeco Fund.

------------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks long-term growth of capital plus   The Fund seeks reasonable income and capital growth
                          current income.                                   primarily through equity securities.

                          ----------------------------------------------------------------------------------------------------------
                          The Fund provides written notice to               The investment objective of the Fund is fundamental
                          shareholders at least 60 days prior to any        and cannot be changed without shareholder approval.
                          change to its investment objective as described
                          above.

------------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal circumstances, the Fund invests at   Under normal market conditions, the Fund invests the
                          least 80% of net assets (plus any borrowings      major portion of its assets in equity securities,
                          for investment purposes) in equity and            primarily U.S. issuers.  For purposes of the Fund's
                          equity-related securities of companies whose      investment policies, equity securities include common
                          total market capitalization at the time of the    stocks, convertible debt and other equity
                          investment is at least $4 billion.                instruments, such as depositary receipts, warrants,
                                                                            rights and preferred stocks.

                                                                            Up to 25% of the portfolio may be invested in the
                                                                            equity securities of non-U.S. companies.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO LC VALUE FUND                                  PIONEER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies     In managing the portfolio and selecting           Pioneer uses a "value" approach to select the Fund's
                          securities, SAM historically analyzed various     investments.  Pioneer evaluates a security's
                          valuation measures such as the ratio of a         potential value, including the attractiveness of its
                          company's price-to-cash flow compared to its      market valuation, based on the company's assets and
                          historical ratios, industry comparisons, the      prospects for earnings and revenue growth.  Factors
                          ratio for the company's competitors, and          Pioneer looks for in selecting investments include:
                          companies with similar growth rates.
                                                                            o    Above average potential for earnings and
                                                                                 revenue growth
                          SAM generally sought companies having good        o    Favorable expected returns relative to
                          earnings, good value relative to share price,          perceived risks
                          or attractive growth potential.                   o    Management with demonstrated ability and
                                                                                 commitment to the company
                                                                            o    Low market valuations relative to earnings
                                                                                 forecast, book value, cash flow and sales
                                                                            o    Turnaround potential for companies that have
                                                                                 been through difficult periods
                                                                            o    Good prospects for dividend growth

------------------------------------------------------------------------------------------------------------------------------------
Other investments                                                           The Fund may invest up to 25% of its total assets in
                                                                            securities of non-U.S. issuers.  The Fund will not
                                                                            invest more than 5% of its total assets in the
                                                                            securities of emerging market issuers.

                                                                            The Fund may invest the balance of its assets in debt
                                                                            securities of corporate and government issuers.  The
                                                                            Fund may invest up to 5% of its net assets in below
                                                                            investment grade debt securities issued by both U.S.
                                                                            and non-U.S. corporate and government issuers,
                                                                            including convertible debt securities.

------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

------------------------------------------------------------------------------------------------------------------------------------
Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.

------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund may not invest more than 15% of its net
securities                action the value of the following securities,     assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the         securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO LC VALUE FUND                                  PIONEER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       Borrow money, except the Fund may: (a) borrow from
                          (ii) by engaging in reverse repurchase            banks or through reverse repurchase agreements in an
                          agreements. The Fund will not commit to           amount up to 33 1/3% of the Fund's total assets
                          additional securities purchases if total          (including the amount borrowed); (b) to the extent
                          outstanding borrowings are equal to 5% or more    permitted by applicable law, borrow up to an
                          of total assets.                                  additional 5% of the Fund's assets for temporary
                                                                            purposes; (c) obtain such short-term credits as are
                                                                            necessary for the clearance of portfolio
                                                                            transactions; (d) purchase securities on margin to
                                                                            the extent permitted by applicable law; and (e)
                                                                            engage in transactions in mortgage dollar rolls that
                                                                            are accounted for as financings.

------------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to     that may not exceed 33 1/3% of the value of its total
                          33% of the Fund's total assets.                   assets.

------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may write a put or call option if, as    The Fund may use futures and options on securities,
                          a result thereof, the aggregate value of the      indices and currencies, forward currency exchange
                          assets underlying all such options does not       contracts and other derivatives.  The Fund does not
                          exceed 25% of the Fund's net assets.              use derivatives as a primary investment technique and
                                                                            generally limits their use to hedging.  However, the
                          The Fund may purchase a put or call option or     Fund may use derivatives for a variety of
                          option on a futures contract if, as a result      non-principal purposes, including:
                          thereof, the aggregate premiums paid on all       o    As a hedge against adverse changes in stock
                          options or options on a futures contracts held         market prices, interest rates or currency
                          by the Fund do not exceed 20% of the Fund's net        exchange rates
                          assets.                                           o    As a substitute for purchasing or selling
                                                                                 securities
                          The Fund may enter into a futures contract or     o    To increase the Fund's return as a non-hedging
                          option on futures contract if, as a result             strategy that may be considered speculative
                          thereof, the aggregate margin deposits and
                          premiums required on all such instruments do
                          not exceed 5% of the Fund's net assets.

                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

------------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

------------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
------------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of   The Investor Class shares of Pioneer Value Fund you
                          the Fund are subject to a 5.75% front-end sales   receive in the Reorganization will not be subject to
                          charge.                                           any sales charge.  Moreover, if you own shares in
                                                                            your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 5% if   (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of     account, you may purchase Class A shares of Pioneer
                          purchase.                                         Value Fund and Class A shares of any fund in the
                                                                            Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you     future without paying any sales charge.
                          redeem Class C share within one year of
                          purchase.                                         Except as described above, Class A shares of Pioneer
                                                                            Tax Free Income Fund are subject to a front-end sales
                          Purchases of Investor Class shares of the Fund    charge of up to 5.75%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO LC VALUE FUND                                  PIONEER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco LC Value Fund pays an advisory fee on a    Pioneer Value Fund pays Pioneer a management fee
fees                      monthly basis at an annual rate as follows:       based on the investment performance of the Fund
                          $0 - $250,000,000:              0.70 of 1%        compared to the Russell 1000 Value Index.  Pioneer's
                          $250,000,001 - $750,000,000:    0.65 of 1%        annual basic fee is 0.60% of the Fund's average daily
                          $750,000,001 - $1,250,000,000:  0.60 of 1%        net assets.  The basic fee can increase to a maximum
                          Over $1,250,000,000:            0.55 of 1%        of 0.70% or decrease to a minimum of 0.50%, depending
                                                                            on the performance of the Fund's Class A shares
                          SAM serves as administrator and Fund accounting   relative to the index.
                          agent for the Fund.  The Fund pays SAM an
                          administrative services fee of 0.05% of the       During its most recent fiscal year, Pioneer Value
                          Fund's average daily net assets up to the first   Fund paid an advisory fee at an average rate of 0.70%
                          $200,000,000 and 0.01% of its net assets          of average daily net assets.
                          thereafter, and an accounting fee of 0.04% of
                          the Fund's average daily net assets up to the     In addition, the fund reimburses Pioneer for certain
                          first $200,000,000 and 0.01% of its net assets    fund accounting and legal expenses incurred on behalf
                          thereafter.                                       of the fund and pays a separate shareholder
                                                                            servicing/transfer agency fee to PIMSS, an affiliate
                          During its most recent fiscal year, Safeco LC     of Pioneer.
                          Value High-Yield Fund paid aggregate advisory
                          and administration fees at an average rate of     For the fiscal year ended January 28, 2004, the
                          [0.xx]% of average daily net assets.              Fund's annual operating expenses for Class A shares
                                                                            were 1.19% per share.
                          SAM had contractually agreed until April 30,
                          2009, to pay certain fund operating expenses      Pioneer has agreed until the second anniversary of
                          (but not all of the operating expenses of the     the closing of the Reorganization to limit the
                          Fund) that exceeded the rate of 0.40% per annum   ordinary operating expenses (excluding taxes,
                          of the Fund's average daily net assets. This      commissions, interest and extraordinary expenses) of
                          arrangement included all Fund operating           the Investor Class to 1.10% of the average daily net
                          expenses except management fees, Rule 12b-1       assets attributable to the Investor Class.
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.35%, and without giving effect to the expense limitation, were 1.71% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 2.55% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 2.33% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 1.10%, and without giving effect to the expense limitation, were 1.14% per share.

------------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A share after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO LC VALUE FUND                                  PIONEER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer Value Fund's
                          underwriter or through brokers, registered        distributor.  Existing shareholders of Safeco LC
                          investment advisers, banks and other financial    Value Fund who own shares in their own name as of the
                          institutions that have entered into selling       closing date of the Reorganization and who maintain
                          agreements with the Fund's principal              their accounts may buy shares of any fund in the
                          underwriter, as described in the Fund's           Pioneer family of funds through such accounts in the
                          prospectus.                                       future without paying sales charges.

                                                                            If the account is established in the shareholder's
                          Certain account transactions may be done by       own name, shareholders may also purchase additional
                          telephone                                         shares of Pioneer Value Fund by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer Value Fund without
                          acquire through dividend reinvestment or other    incurring any fee on the exchange with the more than
                          fund distributions or for Class A shares that     62 other Pioneer Funds. Your exchange would be for Class
                          you have exchanged for Class A shares of          A shares, which is subject to Rule 12b-1 fees. An
                          another Fund.                                     exchange generally is treated as a sale and a new
                                                                            purchase of shares for federal income tax purposes.
                          Certain account transactions may be done by
                          telephone.                                        If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Value Fund for shares of other Pioneer Funds
                                                                            by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          ----------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Value Fund by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o    Stock market goes down (this risk may be greater in the short-term)

o    Value stocks fall out of favor with investors

o The Fund's assets remain undervalued or do not have the potential value originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital appreciation

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                      SAFECO LC VALUE FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994     -1.09

                              1995     30.36

                              1996     23.99

                              1997     26.43

                              1998      6.31

                              1999      1.17

                              2000     -6.36

                              2001     -7.06

                              2002     -17.4

                              2003     24.20

* During the period shown in the bar chart, your Fund's highest quarterly return was 14.77% for the quarter ended June 30, 2003, and the lowest quarterly return was -17.60% for the quarter ended September 30, 2002.

                       PIONEER VALUE FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -1.73

                              1995      27.15

                              1996      21.99

                              1997      23.70

                              1998      -7.99

                              1999       1.61

                              2000      15.95

                              2001      -3.09

                              2002     -18.79

                              2003      28.54

* During the period shown in the bar chart, Pioneer Value Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                              SAFECO LC VALUE FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                             1 YEAR   5 YEARS   10 YEARS
                                                             ------   -------   --------
    SAFECO LC VALUE FUND, CLASS A SHARES
       Return Before Taxes                                    16.75%   -3.39%     5.98%
       Return After Taxes on Distributions(1)                 16.57%   -4.07%     4.11%
       Return After Taxes on Distributions and                11.10%   -3.20%     4.18%
          Sale of Fund Shares(1)
    SAFECO LC VALUE FUND, CLASS B SHARES
       Return Before Taxes                                    17.98%   -3.36%     6.19%
    SAFECO LC VALUE FUND, CLASS C SHARES
       Return Before Taxes                                    22.00%   -2.92%     6.11%
    SAFECO LC VALUE FUND, INVESTOR CLASS SHARES
       Return Before Taxes                                    24.20%   -2.01%     6.86%
       Return After Taxes on Distributions(1)                 23.94%   -2.79%     4.86%
       Return After Taxes on Distributions and                16.01%   -2.11%     4.87%
          Sale of Fund Shares(1)
    RUSSELL VALUE 1000 INDEX(2)                               30.03%    3.57%    11.87%
       (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns de pend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to thos e who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that a re tax-exempt.
(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investment s, and reflects no deduction for fees, expenses or taxes.

               PIONEER VALUE FUND - CLASS A S HARES AVERAGE ANNUAL
                     TOTAL RETURNS AS OF DEC EMBER 31, 2003

                                                              1 YEAR  5 YEARS  10 YEARS
                                                              ------  -------  --------
    PIONEER VALUE FUND, CLASS A SHARES
       Return Before Taxes                                    21.13%  2.36%      6.90%
       Return After Taxes on Distributions(1)                 20.74%  0.96%      4.80%
       Return After Taxes on Distributions and                13.76%  1.44%      4.94%
          Sale of Fund Shares(1)
    LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                   30.03%  3.56%     11.88%
       (reflects no deduction for fees, expenses or taxes)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

Pioneer Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.

   -------------------------------------------------------------------------------------------------------
   SHAREHOLDER                                                                                    PIONEER
   TRANSACTION FEES       SAFECO LC VALUE   SAFECO LC VALUE   SAFECO LC VALUE   SAFECO LC VALUE    VALUE
   (PAID DIRECTLY FROM         FUND              FUND               FUND              FUND        INVESTOR
   YOUR INVESTMENT)          CLASS A            CLASS B            CLASS C       INVESTOR CLASS    CLASS

   -------------------------------------------------------------------------------------------------------
   Maximum sales               5.75%(6)          None             None               None          None(1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   -------------------------------------------------------------------------------------------------------
   Maximum deferred            None              5.00%(7)         1.00%(8)           None          None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   -------------------------------------------------------------------------------------------------------
   Redemption fees for         2.00%             None             None               2.00%          N/A
   shares held less
   than 30 days
   -------------------------------------------------------------------------------------------------------
   Wire redemption fee       $   20(4)         $   20(4)        $   20(4)          $  20(4)         N/A
   -------------------------------------------------------------------------------------------------------
   Annual low balance        $   12(5)         $   12(5)        $   12(5)          $  12(5)         N/A
   fee
   -------------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING EXPENSES
   (DEDUCTED FROM FUND
   ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   -------------------------------------------------------------------------------------------------------
   Management fee              0.70%             0.70%            0.70%              0.70%         0.63%
   -------------------------------------------------------------------------------------------------------
   Distribution and            0.25%             1.00%            1.00%              None          None
   service
   (12b-1) fee
   -------------------------------------------------------------------------------------------------------
   Other expenses              0.76%             0.85%            0.63%              0.44%         0.38%
   -------------------------------------------------------------------------------------------------------
   Total fund                  1.71%             2.55%            2.33%              1.14%         1.01%
   operating expenses
   -------------------------------------------------------------------------------------------------------
   Expense reduction           0.36%(2)          0.45%(2)         0.23%(2)           0.04%(2)      None(3)
   -------------------------------------------------------------------------------------------------------
   Net fund operating          1.35%             2.10%            2.10%              1.10%         1.01%
   expenses
   -------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Value Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco LC Value Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Value Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco LC Value Fund and two years for Pioneer Value Fund and (e) and the Investor Class shares of Pioneer Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

       -------------------------------------------------------------
       EXAMPLE
       -------------------------------------------------------------
                                SAFECO LC VALUE FUND
       -------------------------------------------------------------
       CLASS A SHARES
       -------------------------------------------------------------
       Year 1                                  $   705
       -------------------------------------------------------------
       Year 3                                  $   978
       -------------------------------------------------------------
       Year 5                                  $ 1,272
       -------------------------------------------------------------
       Year 10                                 $ 2,105
       -------------------------------------------------------------
       CLASS B SHARES           WITH REDEMPTION   WITHOUT REDEMPTION
       -------------------------------------------------------------
       Year 1                       $   713             $   213
       -------------------------------------------------------------
       Year 3                       $   958             $   658
       -------------------------------------------------------------
       Year 5                       $ 1,329             $ 1,129
       -------------------------------------------------------------
       Year 10                      $ 2,064             $ 2,064
       -------------------------------------------------------------
       CLASS C SHARES           WITH REDEMPTION   WITHOUT REDEMPTION
       -------------------------------------------------------------
       Year 1                       $   313             $   213
       -------------------------------------------------------------
       Year 3                       $   658             $   658
       -------------------------------------------------------------
       Year 5                       $ 1,129             $ 1,129
       -------------------------------------------------------------
       Year 10                      $ 2,431             $ 2,431
       -------------------------------------------------------------
       INVESTOR CLASS SHARES
       -------------------------------------------------------------
       Year 1                                  $   112
       -------------------------------------------------------------
       Year 3                                  $   350
       -------------------------------------------------------------
       Year 5                                  $   606
       -------------------------------------------------------------
       Year 10                                 $ 1,340
       -------------------------------------------------------------
                             PIONEER VALUE FUND
                                  PRO FORMA
       -------------------------------------------------------------
       INVESTOR CLASS SHARES
       -------------------------------------------------------------
       Year 1                                  $   103
       -------------------------------------------------------------
       Year 3                                  $   329
       -------------------------------------------------------------
       Year 5                                  $   579
       -------------------------------------------------------------
       Year 10                                 $ 1,279
       -------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco LC Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, Pioneer Value Fund's short and long-term performance record is superior to the performance record of your Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Value Fund had an average annual return of

[xx]% ___%, and ___% compared to an average annual of the Class A shares and Investor Class shares of 16.75% and 24.20% (one year) -3.39% and -2.01% (five year) and 5.98% and 6.86% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer Value Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Value Fund to 1.10% of average daily net assets. The estimated expense ratio of the Investor Class shares of Pioneer Value Fund is no lower than both the gross expenses and expenses net of expense reimbursement of each class of shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.19% of average daily net assets, which was below the total annual expenses of the Class A shares of your Fund.

FIFTH, the substantially larger size of Pioneer Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer Value Fund received in the Reorganization will provide Safeco LC Value Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Value Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003 for Safeco LC Value Fund and June 30, 2003 for Pioneer Value Fund.

----------------------------------------------------------------------
                             SAFECO LC VALUE FUND   PIONEER VALUE FUND
                              DECEMBER 31, 2003       MARCH 31, 2004
----------------------------------------------------------------------
NET ASSETS (in millions)           $ 153.877           $ 3,881.719144
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares                  $   18.84           $        18.72
   Class B shares                  $   18.85           $        17.77
   Class C shares                  $   18.92           $        17.81
   Investor Class shares           $   18.73                      N/A
----------------------------------------------------------------------

                             SAFECO LC VALUE FUND   PIONEER VALUE FUND
                              DECEMBER 31, 2003       MARCH 31, 2004
----------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                     76,000              205,299,646
   Class B shares                     60,000                1,662,814
   Class C shares                      6,000                  502,240
   Investor Class shares           8,072,000                      N/A
----------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Value Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Value Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                          SAFECO MONEY MARKET FUND AND
                           PIONEER CASH RESERVES FUND

                                   PROPOSAL 12
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

    COMPARISON OF SAFECO MONEY MARKET FUND TO THE PIONEER CASH RESERVES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO MONEY MARKET FUND                            PIONEER CASH RESERVES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Money Market Trust, a          A series of Pioneer Money Market Trust, a diversified
                          diversified open-end management investment        open-end management investment company organized as a
                          company organized as a Delaware statutory         Delaware statutory trust.
                          trust.

-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $286.4 million                                    $509.6 million
June 30, 2004

-----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers:                               Portfolio Manager:
                          Lesley Fox (since 2000 and until August 2,        Day-to-day management of the Fund's portfolio is the
                          2004) Assistant Vice President, SAM               responsibility of a team of fixed income portfolio
                          Joined SAM in 2000                                managers led by Kenneth J. Taubes.
                                                                            Mr. Taubes, a senior vice president, joined Pioneer
                          Cathleen Beauchamp (since 2003 until July 31,     in 1998 and has been an investment professional since
                          2004)                                             1982.
                          CFA

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Manager of the Pioneer Fund, as indicated in the next column, currently manages your Safeco Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks as high a level of current         The Fund seeks high current income, preservation of
                          income as is consistent with the preservation     capital and liquidity through investments in
                          of capital and liquidity through investment in    high-quality short-term securities.
                          high-quality money market instruments maturing
                          in 13 months or less.
                                                                            The investment objective of the Fund may not be
                          The Fund provides written notice to               changed without the affirmative vote of the holders
                          shareholders at least 60 days prior to any        of a "majority of the outstanding voting securities"
                          change to its investment objective as described   (as defined in the Investment Company Act) of the
                          above.                                            Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Primary investments       To achieve its investment objective, the Fund     The Fund seeks to maintain a constant net asset value
                          will purchase only high-quality securities with   of $1.00 per share by investing in high-quality, U.S.
                          remaining maturities of 397 days or less. The     dollar denominated money market securities, including
                          Fund will maintain a dollar-weighted average      those issued by:
                          portfolio maturity of no more than 90 days.       o    U.S. and foreign banks
                                                                            o    U.S. and foreign corporate issuers
                                                                            o    The U.S. government and its agencies and
                                                                                 instrumentalities
                                                                            o    Foreign governments
                                                                            o    Multinational organizations such as the World Bank

                                                                            The Fund invests exclusively in securities with a
                                                                            maximum remaining maturity of 397 days and maintains
                                                                            a dollar-weighted average portfolio maturity of 90
                                                                            days or less.

                                                                            The Funds investments may have fixed, floating or
                                                                            variable interest rates.

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO MONEY MARKET FUND                            PIONEER CASH RESERVES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     When evaluating a security to buy, SAM            In selecting the Fund's portfolio, Pioneer complies
                          historically considered, among other things:      with the rating, maturity and diversification
                          o    Yield                                        requirements applicable to money market funds.
                          o    Maturity                                     Within those factors, Pioneer's assessment of broad
                          o    Issuer credit quality                        economic factors that are expected to affect economic
                          o    Relative value compared with other           activity and interest rates influence its securities
                               alternatives                                 selection.

                          The Fund may sell a security if:
                          o    The adviser becomes concerned about the
                               issuer's creditworthiness
                          o    A more attractive alternative is available
                          o    Cash is needed to meet shareholder
                               redemptions

                          After evaluating a bond, SAM compares the bond to other available bonds, which may have different features, and will buy the bond if it appears to offer the best relative value.

-----------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund will limit its investment in municipal   The Fund may invest more than 25% of its total assets
                          obligations the interest on which is payable      in U.S. government securities and obligations of U.S.
                          from the revenues of similar types of projects    banks.  The Fund may invest in any money market
                          to less than 25% of the Fund's total assets. As   instrument that is a permissible investment for a
                          a matter of operating policy, "similar types of   money market fun under the rules of the Securities
                          projects" may include sports, convention or       and Exchange Commission, including commercial paper,
                          trade show facilities; airports or mass           certificates of deposit, time deposits, bankers'
                          transportation; sewage or solid waste disposal    acceptances, mortgage-backed and asset-backed
                          facilities; or air and water pollution control    securities, repurchase agreements, municipal
                          projects.                                         obligations and other short-term debt securities.

                          The Fund will limit its investment in             The Fund invests in U.S. government obligations and
                          securities whose issuers are located in the       money market securities rated in one of the two
                          same state to less than 25% of the Fund's total   highest rating categories for short-term debt by a
                          assets.                                           nationally recognized statistical rating organization
                                                                            or, if unrated, determined to be of equivalent credit
                          The Fund may invest up to 25% of its total        quality by Pioneer.
                          assets in the "first tier securities" of a
                          single issuer for up to three business days
                          after purchase. First tier securities are
                          securities (1) rated in the highest short-term
                          category by two nationally recognized
                          statistical rating organizations (NRSROs); (2)
                          rated in the highest short-term rating category
                          by a single NRSRO if only that NRSRO has
                          assigned the securities a short-term rating; or
                          (3) unrated, but determined by SAM to be of
                          comparable quality.

-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements as a temporary defensive measure
                          when market conditions so warrant.

-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO MONEY MARKET FUND                            PIONEER CASH RESERVES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    The Fund will not make investments that will      The Fund will not concentrate its assets in the
                          result in the concentration (as defined in the    securities of issuers in any one industry except with
                          Investment Company Act of 1940, any rule or       respect to investments in obligations of (a) the U.S.
                          order thereunder, or SEC staff interpretation     government, its agencies, authorities or
                          thereof) of its investments in the securities     instrumentalities and (b) domestic banks, purchase
                          of issuers primarily engaged in the same          any security if, as a result (i) more than 5% of the
                          industry, provided that this restriction does     assets of the Fund would be in the securities of any
                          not limit the Fund from investing in              one issuer, or (ii) more than 25% of its assets would
                          obligations issued or guaranteed by the U.S.      be in a particular industry.
                          government, its agencies or instrumentalities,
                          or certain bank instruments issued
                          by domestic banks.

-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such      The Fund does not have a policy again investing in
securities                action the value of the following securities,     illiquid securities.
                          in the aggregate, would exceed 10% of the
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or       The Fund may not borrow money, except from banks for
                          (ii) by engaging in reverse repurchase            extraordinary purposes or to meet redemptions in
                          agreements. The Fund will not commit to           amounts not exceeding 33 1/3% of its total assets
                          additional securities purchases if total          (including the amount borrowed). The Fund does not
                          outstanding borrowings are equal to 5% or more    intend to borrow money during the coming year.
                          of total assets.

-----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified         The Fund may not make loans to any person, except by
                          institutional investors with a value of up to     (a) the purchase of a debt obligation in which the
                          33% of the Fund's total assets.                   Fund is permitted to invest and (b) engaging in
                                                                            repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may not purchase securities on margin.   The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term
                          credits as necessary to clear its purchases and
                          sales of securities, and (ii) make margin
                          deposits in connection with its use of
                          financial options and futures, forward and spot
                          currency contracts, swap transactions and other
                          financial contracts or derivative instruments.

-----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases of Class A shares of the Fund are not   The Investor Class shares of Pioneer Cash Reserves
                          subject to a sales load.                          Fund you receive in the Reorganization will not be
                                                                            subject to any sales charge.  Moreover, if you own
                          A contingent deferred sales charge may apply if   shares in your own name as of the closing of the
                          you redeem Class B shares that were purchased     Reorganization (i.e., not in the name of a broker)
                          by exchange from another fund.                    and maintain your account, you may purchase Class A
                                                                            shares of Pioneer Cash Reserves Fund and Class A
                          A contingent deferred sales charge of 1% if you   shares of any fund in the Pioneer family of funds
                          redeem Class C shares within one year of          through such account in the future without paying any
                          purchase, and the shares were purchased by        sales charge.
                          exchange from another fund.
                                                                            Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares of the Fund    Cash Reserves Fund are subject to a front-end sales
                                                                            charge of up to 4.50%.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO MONEY MARKET FUND                            PIONEER CASH RESERVES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

-----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco Money Market Fund pays an advisory fee     Pioneer Cash Reserves Fund pays Pioneer a management
fees                      on a monthly basis at an annual rate as follows:  fee equal to 0.40% of the Fund's average daily net
                          $0 - $250,000,000:              0.50 of 1%        assets.
                          $250,000,001 - $750,000,000:    0.45 of 1%
                          $750,000,001 - $1,250,000,000:  0.40 of 1%        During its most recent fiscal year, Pioneer Cash
                          Over $1,250,000,000:            0.35 of 1%        Reserves Fund paid an advisory fee at an average rate
                                                                            of 0.40% of average daily net assets.
                          SAM serves as administrator and Fund accounting
                          agent for the Fund.  The Fund pays SAM an         In addition, the Fund reimburses Pioneer for certain
                          administrative services fee of 0.05% of the       Fund accounting and legal expenses incurred on behalf
                          Fund's average daily net assets up to the first   of the Fund and pays a separate shareholder
                          $200,000,000 and 0.01% of its net assets          servicing/transfer agency fee to PIMSS, an affiliate
                          thereafter, and an accounting fee of 0.04% of     of Pioneer.
                          the Fund's average daily net assets up to the
                          first $200,000,000 and 0.01% of its net assets    For the fiscal year ended December 31, 2003, the
                          thereafter.                                       Fund's annual operating expenses for Class A shares
                                                                            were 1.06% per share.
                          During its most recent fiscal year, Safeco
                          Money Market Fund paid aggregate advisory and     Pioneer has agreed until the second anniversary of
                          administration fees at an average rate of 0.59%   the closing of the Reorganization to limit the
                          of average daily net assets.                      ordinary operating expenses (excluding taxes,
                                                                            commissions, interest and extraordinary expenses) of
                          SAM had contractually agreed until April 30,      the Investor Class to 0.71% of the average daily net
                          2009, to pay certain Fund operating expenses      assets attributable to the Investor Class.
                          (but not all of the operating expenses of the
                          Fund) that exceeded the rate of 0.30% per annum
                          of the Fund's average daily net assets. This
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1
                          fees, brokerage commissions, taxes, interest,
                          and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 0.98% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.17% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.01% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares were 0.67%.

-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Class A shares of your Fund are not currently     Class A shares of Pioneer Cash Reserves Fund are
service (12b-1) fee       subject to a Rule 12b-1 fee.                      subject to a 12b-1 fee equal to 0.15% annually of
                                                                            average daily net assets.

                                                                            Pioneer Investor Class shares will convert into Class
                                                                            A shares after two years.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SAFECO MONEY MARKET FUND                            PIONEER CASH RESERVES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD, Pioneer Cash Reserves
                          underwriter or through brokers, registered        Fund's distributor.  Existing shareholders of Safeco
                          investment advisers, banks and other financial    Money Market Fund who own shares in their own name as
                          institutions that have entered into selling       of the closing date of the Reorganization and who
                          agreements with the Fund's principal              maintain their accounts may buy shares of any fund in
                          underwriter, as described in the Fund's           the Pioneer family of funds through such accounts in
                          prospectus.                                       the future without paying sales charges.

                          Certain account transactions may be done by       If the account is established in the shareholder's
                          telephone                                         own name, shareholders may also purchase additional
                                                                            shares of Pioneer Cash Reserves Fund by telephone or
                                                                            online.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer Cash Reserves Fund
                          acquire through dividend reinvestment or other    without incurring any fee on the exchange with the
                          Fund distributions or for Class A shares that     more than 62 other Pioneer Funds. Your exchange would be
                          you have exchanged for Class A shares of          for Class A shares, which is subject to Rule 12b-1 fees.
                          another fund.                                     An exchange generally is treated as a sale and a new
                                                                            purchase of shares for federal income tax purposes.
                          Certain account transactions may be done by
                          telephone.                                        If the account is established in the shareholder's
                                                                            own name, shareholders may also exchange shares of
                                                                            Pioneer Cash Reserves Fund for shares of other
                                                                            Pioneer Funds by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          ---------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the        shares by contacting the Fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's
                                                                            own name, shareholders may also redeem shares of
                                                                            Pioneer Cash Reserves Fund by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though the Funds seek to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

o Interest rates go up, causing the value of the Fund's investments to decline
o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

o    Inadequate financial information
o    Smaller, less liquid and more volatile markets
o    Political and economic upheavals

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                    SAFECO MONEY MARKET FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994     3.53

                              1995     5.28

                              1996     4.75

                              1997     4.93

                              1998     5.08

                              1999     4.65

                              2000      5.9

                              2001     3.75

                              2002     1.32

                              2003     0.65

* During the period shown in the bar chart, your Fund's highest quarterly return was 1.52% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.13% for the quarter ended
September 30, 2003.

                   PIONEER CASH RESERVES FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994     3.57

                              1995     5.17

                              1996     4.65

                              1997     4.78

                              1998     4.84

                              1999     4.23

                              2000     5.53

                              2001     3.29

                              2002     1.15

                              2003     0.26

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.01% for the quarter ended December 21, 2003.

                            SAFECO MONEY MARKET FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                     1 YEAR   5 YEARS   10 YEARS
                                                     ------   -------   --------
   SAFECO MONEY MARKET FUND, CLASS A SHARES
      Return Before Taxes                             0.55%    3.20%     3.95%
   SAFECO MONEY MARKET FUND, CLASS B SHARES
      Return Before Taxes                             0.55%    3.21%     3.45%
   SAFECO MONEY MARKET FUND, CLASS C SHARES
      Return Before Taxes                             0.55     0.32%     3.93%
   SAFECO MONEY MARKET FUND, INVESTOR CLASS SHARES
      Return Before Taxes                             0.65%    3.24%     3.97%

              PIONEER CASH RESERVES FUND - CLASS A SHARES
         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
   PIONEER CASH RESERVES FUND, CLASS A SHARES
      Return Before Taxes                                    0.26%    2.88%     3.74%
   90-DAY U.S. TREASURY BILL                                 1.03%    3.34%     4.18%
      (reflects no deduction for fees, expenses or taxes)

Pioneer Cash Reserves Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

-------------------------------------------------------------------------------------------------
   SHAREHOLDER                                                                       PIONEER CASH
 TRANSACTION FEES                                                                      RESERVES
  (PAID DIRECTLY      SAFECO MONEY   SAFECO MONEY    SAFECO MONEY    SAFECO MONEY        FUND
    FROM YOUR          MARKET FUND    MARKET FUND     MARKET FUND     MARKET FUND      INVESTOR
   INVESTMENT)           CLASS A        CLASS B         CLASS C     INVESTOR CLASS      CLASS
-------------------------------------------------------------------------------------------------
Maximum sales              None          None            None            None           None(1)
charge (load) when
you buy shares as a
percentage of
offering price

-------------------------------------------------------------------------------------------------
Maximum deferred           None          None(6)         None(7)         None           None
sales charge (load)
as a % of purchase
price or the amount
you receive when
you sell shares,
whichever is less

-------------------------------------------------------------------------------------------------
Redemption fees for        None          None            None            None           N/A
shares held less
than 30 days

-------------------------------------------------------------------------------------------------
Wire redemption fee       $ 20(4)      $ 20(4)         $ 20(4)         $ 20(4)          N/A
-------------------------------------------------------------------------------------------------
Annual low balance        $ 12(5)      $ 12(5)         $ 12(5)         $ 12(5)          N/A
fee
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  SHAREHOLDER                                                                        PIONEER CASH
TRANSACTION FEES                                                                       RESERVES
 (PAID DIRECTLY       SAFECO MONEY   SAFECO MONEY    SAFECO MONEY    SAFECO MONEY        FUND
   FROM YOUR          MARKET FUND    MARKET FUND     MARKET FUND     MARKET FUND       INVESTOR
  INVESTMENT)           CLASS A        CLASS B         CLASS C      INVESTOR CLASS       CLASS
-------------------------------------------------------------------------------------------------
balance fee
-------------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES
(DEDUCTED FROM FUND
ASSETS)
(AS A % OF AVERAGE
NET ASSETS)
-------------------------------------------------------------------------------------------------
Management fee            0.48%          0.48%           0.48%          0.48%            0.40%
-------------------------------------------------------------------------------------------------
Distribution and          None           None            None           None             None
service (12b-1) fee
-------------------------------------------------------------------------------------------------
Other expenses            0.50%          0.69%           0.53%          0.19%            0.41%
-------------------------------------------------------------------------------------------------
Total fund                0.98%          1.17%           1.01%          0.67%            0.81%
operating expenses
-------------------------------------------------------------------------------------------------
Expense reduction         0.20%(2)       0.39%(2)        0.23%(2)        N/A             0.10%(3)
-------------------------------------------------------------------------------------------------
Net fund operating        0.78%          0.78%           0.78%          0.67%            0.71%
expenses
-------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Cash Reserves Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Cash Reserves Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Money Market Fund to the extent the Fund's total ordinary operating expenses exceeded 0.30% of the Fund's average daily net asset value in a fiscal year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Cash Reserves Fund to 0.71% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) A contingent deferred sales charge may apply if you redeem Class B shares of your Fund that were purchased by exchange from another fund.

(7) A 1.00% contingent deferred sales charge may apply if, within the first twelve months of the initial purchase, you redeem Class C shares that were purchased by exchange from another fund.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Money Market Fund and two years for Pioneer Cash Reserves Fund and (f) and the Investor Class shares of Pioneer Cash Reserves Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                ---------------------------------------
                EXAMPLE
                ---------------------------------------
                           SAFECO MONEY MARKET FUND
                ---------------------------------------
                CLASS A SHARES
                ---------------------------------------
                Year 1                        $  80
                ---------------------------------------
                Year 3                        $ 249
                ---------------------------------------
                Year 5                        $ 433
                ---------------------------------------
                Year 10                       $ 966
                ---------------------------------------

                ---------------------------------------
                EXAMPLE
                ---------------------------------------
                           SAFECO MONEY MARKET FUND
                ---------------------------------------
                CLASS B SHARES
                ---------------------------------------
                Year 1                       $   80
                ---------------------------------------
                Year 3                       $   249
                ---------------------------------------
                Year 5                       $   433
                ---------------------------------------
                Year 10                      $   966
                ---------------------------------------
                CLASS C SHARES
                ---------------------------------------
                Year 1                       $    80
                ---------------------------------------
                Year 3                       $   249
                ---------------------------------------
                Year 5                       $   433
                ---------------------------------------
                Year 10                      $   966
                ---------------------------------------
                INVESTOR CLASS SHARES
                ---------------------------------------
                Year 1                       $    68
                ---------------------------------------
                Year 3                       $   214
                ---------------------------------------
                Year 5                       $   373
                ---------------------------------------
                Year 10                      $   835
                ---------------------------------------
                      PIONEER CASH RESERVES FUND
                ---------------------------------------
                INVESTOR CLASS SHARES
                ---------------------------------------
                Year 1                       $    73
                ---------------------------------------
                Year 3                       $   256
                ---------------------------------------
                Year 5                       $   484
                ---------------------------------------
                Year 10                      $ 1,141
                ---------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the investment performance of Pioneer Cash Reserves Fund is comparable to the historical investment performance of your Fund. For the one, five and ten year periods ended [June 30], 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of ___%, ___%, and ___%, compared to an average annual of the Class A shares and Investor Class shares of ___% and ___%, (one year) ___% and ___% (five years) and ___% and ___% (ten years) respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Cash Reserves Fund to 0.71% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Class A and Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FIFTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SIXTH, the Investor Class shares of Pioneer Cash Reserves Fund received in the Reorganization will provide Safeco Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Cash Reserves Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Cash Reserves Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Cash Reserves Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003.

                             SAFECO MONEY MARKET   PIONEER CASH RESERVES
                                    FUND                    FUND
                              DECEMBER 31, 2003      DECEMBER 31, 2003
------------------------------------------------------------------------
NET ASSETS (in millions)        $      357.76             $ 318.54
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares               $        1.00             $   1.00
   Class B shares               $        1.00             $   1.00
   Class C shares               $        1.00             $   1.00
   Investor Class shares        $        1.00                  N/A
------------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                   6,641,000
   Class B shares                   1,173,000
   Class C shares                     138,000
   Investor Class shares          349,808,000                  N/A
------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Cash Reserves Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Cash Reserves Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Cash
Reserves Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Cash Reserves Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         SAFECO MULTI-CAP CORE FUND AND
                           PIONEER MID CAP VALUE FUND

                                   PROPOSAL 13
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

         COMPARISON OF SAFECO MULTI CAP FUND TO THE PIONEER MID CAP FUND

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                                       SAFECO MULTI CAP FUND                                 PIONEER MID CAP FUND
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
Business                  A series of Safeco Common Stock Trust, a           A diversified open-end management investment company
                          diversified open-end management investment         organized as a Delaware statutory trust.
                          company organized as a Delaware statutory trust.

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Net assets as of          $90 million                                        $1,820 million
June 30, 2004

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Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser
portfolio managers        SAM                                                Pioneer

                          Portfolio Managers:                                Portfolio Managers:
                          Bill Whitlow (since 1997 and until August 2,       J. Rodman Wright
                          2004)                                              Senior Vice President, Pioneer
                          CFA, Vice President, SAM                           Joined Pioneer in 1994
                          Joined SAM in 2001                                 Investment professional since 1988

                          Brian Clancy (since 2003)                          Sean Gavin
                          CFA, Equity Analyst, SAM                           Vice President, Pioneer
                          Joined SAM in 1996                                 Joined Pioneer in 2002

                          Currently Pioneer is acting as investment adviser to the Fund. The Portfolio Managers of the Pioneer Fund, as indicated in the next column, currently manage your Safeco Fund.

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Investment objective      The Fund seeks long-term growth of capital.        The Fund seeks capital appreciation by investing in
                                                                             a diversified portfolio of securities consisting
                                                                             primarily of common stocks.

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                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
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Primary investments       Under normal circumstances, the Fund invests in    Normally, the Fund invests at least 80% of its total
                          a blend of growth and value-oriented stocks of     assets in equity securities of mid-size companies,
                          companies of any size.                             that is companies with market values within the
                                                                             range of market values of companies included in the
                                                                             Russell Midcap Value Index.

                                                                             The Fund focuses on issuers with capitalizations
                                                                             within the $1 billion to $10 billion range, and that
                                                                             range will change depending on market conditions.

                                                                             The equity securities in which the Fund principally
                                                                             invests are common stocks, preferred stocks,
                                                                             depositary receipts and convertible debt, but the
                                                                             Fund may invest in other types of equity securities
                                                                             to a lesser extent, such as warrants and rights.

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

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
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                                       SAFECO MULTI CAP FUND                                 PIONEER MID CAP FUND
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
Investment strategies     In managing the portfolio and selecting            The Fund takes a fundamental, research-driven
                          securities, SAM considers companies with:          approach in seeking to provide superior returns over
                          o    Faster earnings growth than their
                               competitors                                   time. Pioneer seeks securities selling at
                          o    Low price-to-earnings ratios when compared    substantial discounts to their underlying values and
                               to competitors                                then holds these securities until the market values
                          o    A share price that represents good value      reflect their intrinsic values.
                          o    Potential for long-term appreciation
                                                                             Pioneer evaluates a security's potential value,
                                                                             including the attractiveness of its market
                                                                             valuation, based on the company's assets and
                                                                             earnings growth.  Pioneer evaluates the issuer based
                                                                             on its financial statements and operations,
                                                                             employing a bottom-up analytic style.

                                                                             Factors Pioneer looks for in selecting investments
                                                                             include:
                                                                             o    Favorable expected returns relative to perceived
                                                                                  risk;
                                                                             o    Management with demonstrated ability and
                                                                                  commitment to the company
                                                                             o    Low market valuations relative to earnings
                                                                                  forecast, book value, cash flow and sales
                                                                             o    Turnaround potential for companies that have been
                                                                                  through difficult periods
                                                                             o    Estimated private market value in excess of
                                                                                  current stock price
                                                                             o    Whether the issuer's industry has strong
                                                                                  fundamentals, such as increasing or sustainable
                                                                                  demand and barriers to entry

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Other investments         The Fund may invest in securities convertible      The Fund may invest up to 25% of its total assets in
                          into common stock, but less than 35% of its        equity and debt securities of non-U.S. issuers. The
                          total assets will be invested in such              Fund will not invest more than 5% of its total
                          securities.                                        assets in the securities of emerging markets
                                                                             issuers.
                          The Fund may invest up to 20% of assets in
                          foreign securities.                                The Fund may invest up to 20% of its total assets in
                                                                             debt securities of corporate and government issuers.
                                                                             Generally the Fund acquires debt securities that are
                          The Fund may invest up to 10% of its total         investment grade, but the Fund may invest up to 5%
                          assets in debt securities rated below              of its net assets in below investment grade
                          investment grade.                                  convertible debt securities issued by both U.S. and
                                                                             non-U.S. issuers. The Fund invests in debt
                                                                             securities when Pioneer believes they are consistent
                                                                             with the Fund's investment objective by offering the
                                                                             potential for capital appreciation, to diversify the
                                                                             Fund's portfolio or for greater liquidity.

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Temporary defensive       The Fund may hold cash or invest in                The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by      securities with remaining maturities of less than
                          an agency or instrumentality of the U.S.           one year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements as a temporary defensive measure
                          when market conditions so warrant.

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Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

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Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.

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

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                                       SAFECO MULTI CAP FUND                                 PIONEER MID CAP FUND
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
Restricted and illiquid   If immediately after and as a result of such       The Fund will not invest more than 15% of its net
securities                action the value of the following securities,      assets in illiquid and other securities that are not
                          in the aggregate, would exceed 15% of the          readily marketable. Repurchase agreements maturing
                          Fund's net assets, the Fund will not (i)           in more than seven days will be included for
                          purchase securities for which there is no          purposes of the foregoing limit. Securities subject
                          readily available market, (ii) purchase time       to restrictions on resale under the 1933 Act, are
                          deposits maturing in more than seven days,         considered illiquid unless they are eligible for
                          (iii) purchase over-the-counter (OTC) options      resale pursuant to Rule 144A or another exemption
                          or hold assets set aside to cover OTC options      from the registration requirements of the 1933 Act
                          written by the Fund, (iv) enter into repurchase    and are determined to be liquid by Pioneer.
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

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Borrowing                 The Fund may borrow money (i) from banks or        The Fund may not borrow money in amounts exceeding
                          (ii) by engaging in reverse repurchase             10% of the Fund's total assets (including the amount
                          agreements. The Fund will not commit to            borrowed) taken at market value.
                          additional securities purchases if total
                          outstanding borrowings are equal to 5% or more
                          of total assets.

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Lending                   The Fund may lend securities to qualified          The Fund may not make loans, except that the Fund
                          institutional investors with a value of up to      may (i) lend portfolio securities in accordance with
                          33% of the Fund's total assets.                    the Fund's investment policies, (ii) enter into
                                                                             repurchase agreements, (iii) purchase all or a
                                                                             portion of an issue of publicly distributed debt
                                                                             securities, bank loan participation interests, bank
                                                                             certificates of deposit, bankers' acceptances,
                                                                             debentures or other securities, whether or not the
                                                                             purchase is made upon the original issuance of the
                                                                             securities, (iv) participate in a credit facility
                                                                             whereby the Fund may directly lend to and borrow
                                                                             money from other affiliated funds to the extent
                                                                             permitted under the 1940 Act or an exemption
                                                                             therefrom, and (v) make loans in any other manner
                                                                             consistent with applicable law, as amended and
                                                                             interpreted or modified from time to time by any
                                                                             regulatory authority having jurisdiction.

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Derivative instruments    The Fund may write a put or call option if, as     The Fund may use futures and options on securities,
                          a result thereof, the aggregate value of the       indices and currencies, forward currency exchange
                          assets underlying all such options does not        contracts and other derivatives.  The Fund does not
                          exceed 25% of the Fund's net assets.               use derivatives as a primary investment technique and
                                                                             generally limits their use to hedging.  However, the
                          The Fund may purchase a put or call option or      Fund may use derivatives for a variety of
                          option on a futures contract if, as a result       non-principal purposes, including:
                          thereof, the aggregate premiums paid on all        o    As a hedge against adverse changes in stock
                          options or options on futures contracts held by         market prices, interest rates or currency
                          the Fund do not exceed 20% of the Fund's net            exchange rates
                          assets.                                            o    As a substitute for purchasing or selling
                                                                                  securities
                          The Fund may enter into any futures contract or    o    To increase the Fund's return as a non-hedging
                          option on futures contract if, as a result              strategy that may be considered speculative
                          thereof, the aggregate margin deposits and
                          premiums required on all such instruments do
                          not exceed 5% of the Fund's net assets.

                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

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

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
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                                       SAFECO MULTI CAP FUND                                 PIONEER MID CAP FUND
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
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

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                                                           BUYING, SELLING AND EXCHANGING SHARES
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Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer Mid Cap Fund
                          the Fund are subject to a 5.75% front-end sales    you receive in the Reorganization will not be
                          charge.                                            subject to any sales charge.  Moreover, if you own
                                                                             shares in your own name as of the closing of the
                          Contingent deferred sales charge of up to 5% if    Reorganization (i.e., not in the name of a broker)
                          you redeem Class B shares within six years of      and maintain your account, you may purchase Class A
                          purchase.                                          shares of Pioneer Mid Cap Fund and Class A shares of
                                                                             any fund in the Pioneer family of funds through such
                          Contingent deferred sales charge of 1% if you      account in the future without paying any sales
                          redeem Class C shares within one year of           charge.
                          purchase.
                                                                             Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares of the Fund     Mid Cap Fund are subject to a front-end sales charge
                          are not subject to a sales load.                   of up to 5.75%.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

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Management and other      Safeco Multi Cap Fund pays an advisory fee on a    Pioneer Mid Cap Fund pays Pioneer a management fee
fees                      monthly basis at an annual rate as follows:        equal to:
                          $0 - $250,000,000:                0.70 of 1%       0.70% of average daily net assets up to $500 million;
                          $250,000,001 - $750,000,000:      0.65 of 1%       0.65% of the next $500 million; and
                          $750,000,001 - $1,250,000,000:    0.60 of 1%       0.625% on assets over $1 billion, based on the Fund's
                          Over $1,250,000,000:              0.55 of 1%       performance and the size of the Fund.

                          SAM serves as administrator and Fund accounting    Pioneer `s fee increases or decreases depending upon
                          agent for the Fund.  The Fund pays SAM an          whether the Fund `s performance is up and down more
                          administrative services fee of 0.05% of the        or less than that of the index. Each percentage point
                          Fund's average daily net assets up to the first    of difference between the performance of the Class A
                          $200,000,000 and 0.01% of its net assets           shares and the index (to a maximum of+/-10) is
                          thereafter, and an accounting fee of 0.04% of      multiplied by a performance rate adjustment of 0.01%.
                          the Fund's average daily net assets up to the      As a result, the maximum annualized rate adjustment
                          first $200,000,000 and 0.01% of its net assets     is+/-0.10%. This performance comparison is made at
                          thereafter.                                        the end of each month. An appropriate percentage of
                                                                             this rate (based on the number of days in the current
                          During its most recent fiscal year, Safeco         month) is then applied to the Fund `s average net
                          Multi Cap Fund paid aggregate advisory and         assets for the entire performance period, giving
                          administration fees at an average rate of 0.79%    a dollar amount that will be added to (or subtracted
                          of average daily net assets.                       from)the basic fee. Because the adjustment to the
                                                                             basic fee is based on the comparative performance of
                          SAM had contractually agreed until April 30,       the Fund and the performance record of the index, the
                          2009, to pay certain Fund operating expenses       controlling factor is not whether Fund performance is
                          (but not all of the operating expenses of the      up or down, but whether it is up or down more or less
                          Fund) that exceeded the rate of 0.40% per annum    than the performance record of the index, regardless
                          of the Fund's average daily net assets. This       of general market performance.
                          arrangement included all Fund operating
                          expenses except management fees, Rule 12b-1        During its most recent fiscal year, Pioneer Mid Cap
                          fees, brokerage commissions, taxes, interest,      Fund paid an advisory fee at an average rate of 0.76%
                          and extraordinary expenses.                        of average daily net assets.

                          For the fiscal year ended December 31, 2003,       In addition, the Fund reimburses Pioneer for certain
                          the Fund's annual operating expenses for Class     Fund accounting and legal expenses incurred on behalf
                          A shares, after giving effect to the expense       of the Fund and pays a separate shareholder
                          limitation were 1.35%, and without giving          servicing/transfer agency fee to PIMSS, an affiliate
                          effect to the expense limitation, were 1.78%       of Pioneer.
                          per share.
                                                                             For the fiscal year ended October 31, 2003, the
                          For the fiscal year ended December 31, 2003,       Fund's annual operating expenses for Class A shares
                          the Fund's annual operating expenses for Class     were 1.37% per share.
                          B shares, after giving effect to the expense
                          limitation were 2.10%, and without giving          Pioneer has agreed until the second anniversary of
                          effect to the expense limitation, were 2.54%       the closing of the Reorganization to limit the
                          per share.                                         ordinary operating expenses (excluding taxes,
                                                                             commissions, interest and extraordinary expenses) of
                          For the fiscal year ended December 31, 2003, the   the Investor Class to 1.10% of
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

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
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                                       SAFECO MULTI CAP FUND                                 PIONEER MID CAP FUND
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
                          Fund's annual operating expenses for Class         the average daily net assets attributable to the
                          C shares, after giving effect to the expense       Investor Class.
                          limitation were 2.10%, and without giving
                          effect to the expense limitation, were 2.46%
                          per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 1.10%, and without giving effect to the expense limitation, were 1.23% per share.

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Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.  Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A shares after two years.  Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.
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Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer Mid Cap Fund's
                          underwriter or through brokers, registered         distributor. Existing shareholders of Safeco Multi
                          investment advisers, banks and other financial     Cap Fund who own Investor Class shares in their own
                          institutions that have entered into selling        name as of the closing date of the Reorganization and
                          agreements with the Fund's principal               who maintain their accounts may buy shares of any
                          underwriter, as described in the Fund's            fund in the Pioneer family of funds through such
                          prospectus.                                        accounts in the future without paying sales charges.

                          Certain account transactions may be done by        If the account is established in the shareholder's
                          telephone                                          own name, shareholders may also purchase additional
                                                                             shares of Pioneer Mid Cap Fund by telephone or
                                                                             online.

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Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer Mid Cap Fund
                          acquire through dividend reinvestment or other     without incurring any fee on the exchange with the
                          Fund distributions or for Class A shares that      more than 62 other Pioneer Funds. Your exchange would
                          you have exchanged for Class A shares of           be for Class A shares, which is subject to Rule 12b-1
                          another fund.                                      fees. An exchange generally is treated as a sale and a
                                                                             new purchase of shares for federal income tax purposes.
                          Certain account transactions may be done by
                          telephone.                                         If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer Mid Cap Fund for shares of other Pioneer
                                                                             Funds by telephone or online.

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Selling shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

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                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the Fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer Mid Cap Fund by telephone or online.

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

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

o    The stock market goes down (this risk may be greater in the short term)

o    Mid-size or value stocks fall out of favor with investors

o The Fund's assets remain undervalued or do not have the potential value originally expected

Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

o    Be more sensitive to changes in earnings results and investor expectations

o    Have more limited product lines and capital resources

o    Experience sharper swings in market values

o    Be harder to sell at the times and prices Pioneer thinks appropriate

o    Offer greater potential for gain and loss

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political and social developments may adversely affect the securities markets

o    Withholding and other non-U.S. taxes may decrease the Fund's return

PAST PERFORMANCE

Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                     SAFECO MULTI CAP FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

                              1994      -1.55

                              1995      20.17

                              1996      15.04

                              1997      31.12

                              1998        3.5

                              1999      54.25

                              2000     -16.11

                              2001     -11.25

                              2002     -24.13

                              2003      45.18

* During the period shown in the bar chart, your Fund's highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.03 for the quarter ended September 30, 2001.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                      PIONEER MID CAP FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

                              1994      14.83

                              1995      30.73

                              1996      11.66

                              1997      17.45

                              1998      -4.11

                              1999       12.6

                              2000      17.64

                              2001       5.56

                              2002      11.99

                              2003      36.87

* During the period shown in the bar chart, Pioneer Mid Cap Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -24.42% for the quarter ended September 30, 1998.

                              SAFECO MULTI CAP FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR   5 YEARS   10 YEARS
                                                                ------   -------   --------
    SAFECO MULTI CAP FUND, CLASS A SHARES
       Return Before Taxes                                       36.47%    3.34%     7.99%
       Return After Taxes on Distributions(1)                    36.47%    2.92%     7.03%
       Return After Taxes on Distributions and
          Sale of Fund Shares(1)                                 23.70%    2.27%     6.53%
    SAFECO MULTI CAP FUND, CLASS B SHARES
       Return Before Taxes                                       38.77%    3.46      8.20%
    SAFECO MULTI CAP FUND, CLASS C SHARES
       Return Before Taxes                                       42.74%    3.82%     8.09%
    SAFECO MULTI CAP FUND, INVESTOR CLASS SHARES
       Return Before Taxes                                       45.18%    4.81%     8.86%
       Return After Taxes on Distributions(1)                    45.18%    4.39%     7.89%
       Return After Taxes on Distributions and
          Sale of Fund Shares(1)                                 29.38%    4.00%     7.32%
    RUSSELL 3000 INDEX(2)                                        31.04%    0.36%    10.77%
       (reflects no deduction for fees, expenses or taxes)
    S&P 500 INDEX(2)                                             28.67%   -0.57%    11.06%
       (reflects no deduction for fees, expenses or taxes)

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(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Russell 3000 Index, an unmanaged index of the 3, 000 largest U.S. companies based on market capitalization, and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only and do not mirror Safeco Multi Cap Fund's investments.

                      PIONEER MID CAP FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR   5 YEARS   10 YEARS
                                                                ------   -------   --------
    PIONEER MID CAP FUND, CLASS A SHARES
       Return Before Taxes                                       28.98%   9.68%     11.53%
       Return After Taxes on Distributions(1)                    28.59%   8.04%      9.51%
       Return After Taxes on Distributions and
          Sale of Fund Shares(1)                                 19.16%   7.58%      9.05%
    RUSSELL MIDCAP VALUE INDEX(2)                                38.07%   8.73%     13.04%
       (reflects no deduction for fees, expenses or taxes)

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(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Value Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror Pioneer Mid Cap Fund's investments.

Pioneer Mid Cap Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Mid Cap Fund, the expenses of Pioneer Mid Cap Fund for the period ended October 31, 2003. Future expenses for all share classes may be greater or less.

        -------------------------------------------------------------------------------------------------------------
        SHAREHOLDER
        TRANSACTION FEES                                                                                  PIONEER MID
        (PAID DIRECTLY        SAFECO MULTI CAP   SAFECO MULTI CAP   SAFECO MULTI CAP   SAFECO MULTI CAP     CAP FUND
        FROM YOUR                   FUND               FUND               FUND               FUND           INVESTOR
        INVESTMENT)               CLASS A            CLASS B            CLASS C         INVESTOR CLASS        CLASS
        -------------------------------------------------------------------------------------------------------------
        Maximum sales               5.75%(6)           None               None                None           None(1)
        charge (load) when
        you buy shares as a
        percentage of
        offering price
        -------------------------------------------------------------------------------------------------------------
        Maximum deferred            None               5.00%(7)           1.00%(8)            None           None
        sales charge (load)
        as a % of purchase
        price or the amount
        you receive when
        you sell shares,
        whichever is less
        -------------------------------------------------------------------------------------------------------------
        Redemption fees for         2.00%              None               None                2.00%           N/A
        shares held less
        than 30 days
        -------------------------------------------------------------------------------------------------------------
        Wire redemption fee       $   20(4)          $   20(4)          $   20(4)           $   20(4)         N/A
        -------------------------------------------------------------------------------------------------------------
        Annual low balance        $   12(5)          $   12(5)          $   12(5)           $   12(5)         N/A
        fee
        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------
        SHAREHOLDER
        TRANSACTION FEES                                                                                  PIONEER MID
        (PAID DIRECTLY        SAFECO MULTI CAP   SAFECO MULTI CAP   SAFECO MULTI CAP   SAFECO MULTI CAP     CAP FUND
        FROM YOUR                   FUND               FUND               FUND               FUND           INVESTOR
        INVESTMENT)               CLASS A            CLASS B            CLASS C         INVESTOR CLASS        CLASS
        -------------------------------------------------------------------------------------------------------------
        ANNUAL FUND
        OPERATING EXPENSES
        (DEDUCTED FROM FUND
        ASSETS)
        (AS A % OF AVERAGE
        NET ASSETS)
        -------------------------------------------------------------------------------------------------------------
        Management fee             0.70%              0.70%              0.70%               0.70%            0.74%
        -------------------------------------------------------------------------------------------------------------
        Distribution and
        service (12b-1) fee        0.25%              1.00%              1.00%                None            None
        -------------------------------------------------------------------------------------------------------------
        Other expenses             0.83%              0.84%              0.76%               0.53%            0.46%
        -------------------------------------------------------------------------------------------------------------
        Total fund
        operating expenses         1.78%              2.54%              2.46%                1.3%            1.20%
        -------------------------------------------------------------------------------------------------------------
        Expense reduction          0.43%(2)           0.44%(2)           0.36%(2)           0.123%(2)        0.10% (3)
        -------------------------------------------------------------------------------------------------------------
        Net fund operating
        expenses                   1.35%              2.10%              2.10%               1.10%            1.10%
        -------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Mid Cap Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Mid Cap Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Multi Cap Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer Mid Cap Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco Multi Cap Fund and two years for Pioneer Mid Cap Fund and (f) and the Investor Class shares of Pioneer Mid Cap Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

             -----------------------------------------------------
             EXAMPLE
             -----------------------------------------------------
                            SAFECO MULTI CAP FUND
             -----------------------------------------------------
             CLASS A SHARES
             -----------------------------------------------------
             Year 1                        $   705
             -----------------------------------------------------

             -----------------------------------------------------
             EXAMPLE
             -----------------------------------------------------
                            SAFECO MULTI CAP FUND
             -----------------------------------------------------
             Year 3                        $   978
             -----------------------------------------------------
             Year 5                        $ 1,272
             -----------------------------------------------------
             Year 10                       $ 2,105
             -----------------------------------------------------
             CLASS B SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1               $   713            $   213
             -----------------------------------------------------
             Year 3               $   958            $   658
             -----------------------------------------------------
             Year 5               $ 1,329            $ 1,129
             -----------------------------------------------------
             Year 10              $ 2,064            $ 2,064
             -----------------------------------------------------
             CLASS C SHARES   WITH REDEMPTION   WITHOUT REDEMPTION
             -----------------------------------------------------
             Year 1               $   313            $   213
             -----------------------------------------------------
             Year 3               $   658            $   658
             -----------------------------------------------------
             Year 5               $ 1,129            $ 1,129
             -----------------------------------------------------
             Year 10              $ 2,431            $ 2,431
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                        $   112
             -----------------------------------------------------
             Year 3                        $   350
             -----------------------------------------------------
             Year 5                        $   606
             -----------------------------------------------------
             Year 10                       $ 1,340
             -----------------------------------------------------
                              PIONEER MID CAP FUND
             -----------------------------------------------------
             INVESTOR CLASS SHARES
             -----------------------------------------------------
             Year 1                        $   112
             -----------------------------------------------------
             Year 3                        $   360
             -----------------------------------------------------
             Year 5                        $   639
             -----------------------------------------------------
             Year 10                       $ 1,433
             -----------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Multi Cap Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the performance of Pioneer Mid Cap Fund is generally consistent with the historical investment performance of your Fund. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer Mid Cap Fund had an average annual return of ___% and ___% compared to an average annual of the Class A shares and Investor Class shares of ___% and ___% (one year) and ___% and ____% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Mid Cap Fund to 1.10% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Mid Cap Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FIFTH, the substantially larger size of Pioneer Mid Cap Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer Mid Cap Fund received in the Reorganization will provide your Fund's shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Mid Cap Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Mid Cap Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Mid Cap Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003 for Safeco Multi Cap Fund and October 31, 2003 for Pioneer Mid Cap Fund.

    -------------------------------------------------------------------------
                                 SAFECO MULTI CAP FUND   PIONEER MID CAP FUND
                                   DECEMBER 31, 2003       OCTOBER 31, 2003
    -------------------------------------------------------------------------
    NET ASSETS (in millions)         $     89.66              $ 1,512
    -------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE
       Class A shares                $     20.32              $ 22.25
       Class B shares                $     19.28              $ 20.48
       Class C shares                $     19.29              $ 20.34
       Investor Class shares         $     20.77                  N/A
    -------------------------------------------------------------------------
    SHARES OUTSTANDING
       Class A shares                    275,000
       Class B shares                    228,000
       Class C shares                      9,000
       Investor Class shares           3,829,000                  N/A
    -------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Mid Cap Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Mid Cap Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Mid Cap Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Mid Cap Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         SAFECO MUNICIPAL BOND FUND AND
                           PIONEER MUNICIPAL BOND FUND

                                   PROPOSAL 14
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

                             COMPARISON OF SAFECO MUNICIPAL BOND FUND TO THE PIONEER MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO MUNICIPAL BOND FUND                          PIONEER MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Tax-Exempt Bond Trust, a        A newly organized diversified open-end management
                          diversified open-end management investment         investment company organized as a Delaware statutory
                          company organized as a Delaware statutory trust.   trust.

----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $550 million                                       None.  The Pioneer Municipal Bond Fund is newly
June 30, 2004                                                                organized and does not expect to commence investment
                                                                             operations until the Reorganization occurs.

----------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser
portfolio managers        SAM                                                Pioneer

                          Portfolio Managers:                                Portfolio Managers:
                          Stephen C. Bauer (since 1981 and until August      Day-to-day management of the Fund's portfolio is the
                          2, 2004)                                           responsibility of a team of fixed income portfolio
                          President and Director, SAM                        managers led by Kenneth J. Taubes.

                          Mary Metastasio (since 2003 and until July 31,     Mr. Taubes joined Pioneer as a senior vice president
                          2004)                                              in September 1998 and has been an investment
                                                                             professional since 1982.
                          Currently Pioneer is acting as investment
                          adviser to the Fund.  The Portfolio Manager of
                          the Pioneer Fund, as indicated in the next
                          column, currently manages your Safeco Fund.

----------------------------------------------------------------------------------------------------------------------------------
Investment objective      Each Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.  During normal market conditions, each Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax.

                          The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

----------------------------------------------------------------------------------------------------------------------------------
Primary investments       To achieve its investment objective, each Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15 years or longer.  Under normal circumstances, each Fund invests:
                          o    at least 80% of its assets in investment-grade municipal bonds with a maturity of more than one year and the interest on which is exempt from federal income tax; and
                          o    up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.

                          Each Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO MUNICIPAL BOND FUND                          PIONEER MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Investment strategies     When evaluating a bond to buy, each Fund's advisor considers among other things:

                          o    Yield
                          o    Maturity
                          o    Structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put")
                          o    Credit quality (including the underlying rating of insured bonds)
                          o    The project the issuer is financing
                          o    The original offering price
                          o    Any state or local tax exemption
                          o    The amount of discount off or premium on the stated principal amount of the bond represented by the price offered

                          Each Fund's advisor may use the rating services provided by Moody's, S&P, or Fitch.  Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

                          Each Fund may sell bonds when:

                          o    They become fully valued
                          o    More attractively valued bonds become available
                          o    Cash is needed to meet shareholder redemptions

                          Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of each Fund's portfolio can be low.

----------------------------------------------------------------------------------------------------------------------------------
Other investments         Each Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects less than 25% of each Funds' total assets.  As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities;
                          airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

                          Each Fund may invest in any of the following short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of the purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an
                          NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government;
                          tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

                          Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

                          Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of each Fund's total assets.

----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or as a temporary           The Fund may invest all or part of its assets in
strategies                defensive measure when market conditions so        securities with remaining maturities of less than one
                          warrant.                                           year, cash equivalents or may hold cash.

----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

----------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such action the value of the following securities, in the
securities                aggregate, would exceed 10% of the Fund's net assets, the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v)
                          invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited  partnerships which are not listed or traded on the
                          NASDAQ Stock Market.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO MUNICIPAL BOND FUND                          PIONEER MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 Each Fund may borrow money (i) from banks  or (ii) by engaging in reverse repurchase agreements. Each
                          Fund will not commit to additional securities purchases if total outstanding borrowings are equal to 5%
                          or more of total assets.

----------------------------------------------------------------------------------------------------------------------------------
Lending                   Each Fund may lend securities to qualified institutional investors with a value of up to 33% of the
                          Fund's total assets.

----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    Each Fund may not purchase securities on margin.  However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

----------------------------------------------------------------------------------------------------------------------------------
                                                            BUYING, SELLING AND EXCHANGE SHARES
----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer Municipal Bond
                          the Fund are subject to a 4.50% front-end sales    Fund you receive in the Reorganization will not be
                          charge.                                            subject to any sales charge.  Moreover, if you own
                                                                             shares in your own name as of the closing of the
                          A contingent deferred sales charge of up to        Reorganization (i.e., not in the name of a broker)
                          5.00% if you redeem Class B shares within six      and maintain your account, you may purchase Class A
                          years of purchase.                                 shares of Pioneer Municipal Bond Fund and Class A
                                                                             shares of any fund in the Pioneer family of funds
                          A contingent deferred sales charge of up to        through such account in the future without paying any
                          1.00% if you redeem Class C shares within one      sales charge.
                          year of purchase.
                                                                             Except as described above, Class A shares of Pioneer
                          Purchases of Investor Class shares of the Fund     Municipal Bond Fund are subject to a front-end sales
                          are not subject to a sales load.                   charge of up to [x.xx]%.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Investor Class shares held less than 30 days.

----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco Municipal Bond Fund pays an advisory fee    Pioneer Municipal Bond Fund pays Pioneer a management
fees                      on a monthly basis at an annual rate as follows:   fee equal to [x.xx]% of the Fund's average daily net
                          $0 - $250,000,000:              0.50 of 1%         assets.
                          $250,000,001 - $750,000,000:    0.45 of 1%
                          Over $750,000,000:              0.40 of 1%         In addition, the Fund reimburses Pioneer for certain
                                                                             Fund accounting and legal expenses incurred on behalf
                                                                             of the Fund and pays a separate shareholder
                          SAM serves as administrator and Fund accounting    servicing/transfer agency fee to PIMSS, an affiliate
                          agent for the Fund.  The Fund pays SAM an          of Pioneer.
                          administrative services fee of 0.05% of the
                          Fund's average daily net assets up to the first    Pioneer has agreed until the second anniversary of
                          $200,000,000 and 0.01% of its net assets           the closing of the Reorganization to limit the
                          thereafter, and an accounting fee of 0.04% of      ordinary operating expenses (excluding taxes,
                          the Fund's average daily net assets up to the      commissions, interest and extraordinary expenses) of
                          first $200,000,000 and 0.01% of its net assets     the Investor Class to 0.62% of the average daily net
                          thereafter.                                        assets attributable to the Investor Class.

                          During its most recent fiscal year, Safeco
                          Municipal Bond Fund paid aggregate advisory and administration fees at an average rate of 0.59% of average daily net assets.

                          SAM had contractually agreed until April 30, 2009, to pay certain fund operating expenses
                          (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    SAFECO MUNICIPAL BOND FUND                          PIONEER MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                          For the fiscal year ended December 31, 2003,
                          the Fund's annual operating expenses for Class
                          A shares were 0.87%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares were 1.66%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 1.87%, and without given effect to the expense limitation, were 43.13%.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares were 0.61%.

----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.
service (12b-1) fee

----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer Municipal Bond
                          underwriter or through brokers, registered         Fund's distributor. Existing shareholders of Safeco
                          investment advisers, banks and other financial     Municipal Bond Fund who own shares in their own name
                          institutions that have entered into selling        as of the closing date of the Reorganization and who
                          agreements with the Fund's principal               maintain their accounts may buy shares of any fund in
                          underwriter, as described in the Fund's            the Pioneer family of funds through such accounts in
                          prospectus.                                        the future without paying sales charges.

                                                                             If the account is established in the shareholder's
                          Certain account transactions may be done by        own name, shareholders may also purchase additional
                          telephone                                          shares of Pioneer Municipal Bond Fund by telephone or
                                                                             online.

----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer Municipal Bond
                          acquire through dividend reinvestment or other     Fund without incurring any fee on the exchange with
                          fund distributions.                                the more than 62 other Pioneer Funds. Your exchange
                                                                             would be for Class A shares, which is subject to Rule
                          Certain account transactions may be done by        12b-1 fees. An exchange generally is treated as a sale
                          telephone.                                         and a new purchase of shares for federal income tax
                                                                             purposes.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer Municipal Bond Fund for shares of other
                                                                             Pioneer Funds by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.

                          --------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer Municipal Bond Fund by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

o Interest rates go up, causing the value of the Fund's investments to decline
o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation.

PAST PERFORMANCE

Set forth below is performance information for Safeco Municipal Bond Fund. The bar charts show how Safeco Municipal Bond Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for Safeco Municipal Bond Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. Pioneer Municipal Bond Fund has not commenced investment operations.

                   SAFECO MUNICIPAL BOND FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                              1994      -8.25

                              1995      21.48

                              1996       3.18

                              1997      10.68

                              1998       6.35

                              1999      -6.18

                              2000      14.17

                              2001        5.3

                              2002      10.33

                              2003       5.96

* During the period shown in the bar chart, your Fund's highest quarterly return was 8.82% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.77% for the quarter ended March 31, 1994.

                           SAFECO MUNICIPAL BOND FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                              1 YEAR   5 YEARS   10 YEARS (1)
                                                              ------   -------   ------------
     SAFECO MUNICIPAL BOND FUND, CLASS A SHARES
        Return Before Taxes                                     0.91%    4.38%       5.20%
        Return After Taxes on Distributions (2)                 0.65%    4.24%       5.07%
        Return After Taxes on Distributions and                 2.24%    4.34%       5.09%
           Sale of Fund Shares (2)
     SAFECO MUNICIPAL BOND FUND, CLASS B SHARES
        Return Before Taxes                                    -0.07%    4.21%       5.23%
     SAFECO MUNICIPAL BOND FUND, CLASS C SHARES
        Return Before Taxes                                     3.89%    4.54%       5.13%
     SAFECO MUNICIPAL BOND FUND, INVESTOR CLASS
     SHARES
        Return Before Taxes                                     5.96%    5.69%       5.97%
        Return After Taxes on Distributions (2)                 5.68%    5.55%       5.83%
        Return After Taxes on Distributions and                 5.70%    5.53%       5.81%
           Sale of Fund Shares (2)
     LEHMAN BROTHERS LONG MUNICIPAL                             6.13%    5.95%       6.40%
     BOND INDEX (3)
        (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on September 30, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3 issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments and reflects no deduction of fees, expenses or taxes.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer Municipal Bond Fund, the expenses of Pioneer Municipal Bond Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

     ------------------------------------------------------------------------------------------------------------
     SHAREHOLDER
     TRANSACTION FEES           SAFECO                               SAFECO          SAFECO           PIONEER
     (PAID DIRECTLY         MUNICIPAL BOND       SAFECO          MUNICIPAL BOND     MUNICIPAL      MUNICIPAL BOND
     FROM YOUR                  FUND         MUNICIPAL BOND           FUND          BOND FUND      FUND INVESTOR
     INVESTMENT)              CLASS A         FUND CLASS B           CLASS C      INVESTOR CLASS       CLASS
     ------------------------------------------------------------------------------------------------------------
     Maximum sales               4.50%(6)         None                None             None             None (1)
     charge (load) when
     you buy shares as a
     percentage of
     offering price
     ------------------------------------------------------------------------------------------------------------
     Maximum deferred            None             5.00%(7)            1.00%(8)         None             None
     sales charge (load)
     as a % of purchase
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------
     SHAREHOLDER
     TRANSACTION FEES           SAFECO                               SAFECO          SAFECO           PIONEER
     (PAID DIRECTLY         MUNICIPAL BOND       SAFECO          MUNICIPAL BOND     MUNICIPAL      MUNICIPAL BOND
     FROM YOUR                  FUND         MUNICIPAL BOND           FUND          BOND FUND      FUND INVESTOR
     INVESTMENT)              CLASS A         FUND CLASS B           CLASS C      INVESTOR CLASS       CLASS
     ------------------------------------------------------------------------------------------------------------
     price or the amount
     you receive when
     you sell shares,
     whichever is less
     ------------------------------------------------------------------------------------------------------------
     Redemption fees for         2.00%            None                None             2.00%             N/A
     shares held less
     than 30 days
     ------------------------------------------------------------------------------------------------------------
     Wire redemption fee       $   20 (4)        $  20 (4)          $   20 (4)       $   20 (4)          N/A
     ------------------------------------------------------------------------------------------------------------
     Annual low balance        $   12 (5)        $  12 (5)          $   12 (5)       $   12 (5)          N/A
     fee
     ------------------------------------------------------------------------------------------------------------
     ANNUAL FUND
     OPERATING EXPENSES
     (DEDUCTED FROM
     FUND ASSETS)
     (AS A % OF AVERAGE
     NET ASSETS)
     ------------------------------------------------------------------------------------------------------------
     Management fee              0.47%            0.47%               0.47%            0.47%            0.47%
     ------------------------------------------------------------------------------------------------------------
     Distribution and            0.25%            1.00%               1.00%            None             None
     service (12b-1) fee
     ------------------------------------------------------------------------------------------------------------
     Other expenses              0.15%            0.19%             41.66%             0.14%            0.27%
     ------------------------------------------------------------------------------------------------------------
     Total fund                  0.87%            1.66%             43.13%             0.61%            0.74%
     operating expenses
     ------------------------------------------------------------------------------------------------------------
     Expense reduction           None (2)         None (2)          41.26%(2)          None (2)         0.12% (3)
     ------------------------------------------------------------------------------------------------------------
     Net fund operating          0.87%            1.66%             1.87%              0.61%            0.62%
     expenses
     ------------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer Bond Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Municipal Bond Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary operating expenses) of the Investor Class shares of Pioneer Bond Fund to 0.62% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco Municipal Bond Fund and two years for Pioneer Municipal Bond Fund and (e) and the Investor Class shares of Pioneer Municipal Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

      ----------------------------------------------------------
      EXAMPLE
      ----------------------------------------------------------
                       SAFECO MUNICIPAL BOND FUND
      ----------------------------------------------------------
      CLASS A SHARES
      ----------------------------------------------------------
      Year 1                             $   535
      ----------------------------------------------------------
      Year 3                             $   715
      ----------------------------------------------------------
      Year 5                             $   911
      ----------------------------------------------------------
      Year 10                            $ 1,474
      ----------------------------------------------------------
      CLASS B SHARES        WITH REDEMPTION   WITHOUT REDEMPTION
      ----------------------------------------------------------
      Year 1                    $   669            $   169
      ----------------------------------------------------------
      Year 3                    $   823            $   523
      ----------------------------------------------------------
      Year 5                    $ 1,102            $   902
      ----------------------------------------------------------
      Year 10                   $ 1,561            $ 1,561
      ----------------------------------------------------------
      CLASS C SHARES        WITH REDEMPTION   WITHOUT REDEMPTION
      ----------------------------------------------------------
      Year 1                    $   290            $   190
      ----------------------------------------------------------
      Year 3                    $   588            $   588
      ----------------------------------------------------------
      Year 5                    $ 1,011            $ 1,011
      ----------------------------------------------------------
      Year 10                   $ 2,190            $ 2,190
      ----------------------------------------------------------
      INVESTOR CLASS SHARES
      ----------------------------------------------------------
      Year 1                             $    62
      ----------------------------------------------------------
      Year 3                             $   195
      ----------------------------------------------------------
      Year 5                             $   340
      ----------------------------------------------------------
      Year 10                            $   762
      ----------------------------------------------------------
                        PIONEER MUNICIPAL BOND FUND
      ----------------------------------------------------------
      INVESTOR CLASS SHARES
      ----------------------------------------------------------
      Year 1                             $    63
      ----------------------------------------------------------
      Year 3                             $   212
      ----------------------------------------------------------
      Year 5                             $   387
      ----------------------------------------------------------
      Year 10                            $   895
      ----------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the significant experience and resources of Pioneer in managing portfolios of tax exempt securities. At June 30, 2004, Pioneer Managed Portfolio of tax exempt securities with total assets of approximately $_____ billion.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer Municipal Bond Fund to 0.62% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Class A shares and Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

FIFTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SIXTH, the Investor Class shares of Pioneer Municipal Bond Fund received in the Reorganization will provide Safeco Municipal Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer Municipal Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Municipal Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Municipal Bond Fund and its shareholders.

CAPITALIZATION

The following table sets forth the capitalization of each fund, as of December 31, 2003, and the PRO FORMA combined capitalization of both funds as if the Reorganization had occurred on that date.

   --------------------------------------------------------------------------
                               SAFECO MUNICIPAL BOND   PIONEER MUNICIPAL BOND
                                       FUND                    FUND
                                 DECEMBER 31, 2003       DECEMBER 31, 2003
   --------------------------------------------------------------------------
   NET ASSETS (in thousands)       $    573,084                 N/A
   --------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE                                    N/A
      Class A shares               $      14.45
      Class B shares               $      14.42
      Class C shares               $      14.42
      Investor Class shares        $      14.44
   --------------------------------------------------------------------------
   SHARES OUTSTANDING                                           N/A
   Class A shares                       452,000
   Class B shares                       218,000
   Class C shares                         7,000
   Investor Class shares             39,004,000
   --------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer Municipal Bond Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Municipal Bond Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer

Municipal Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Municipal Bond Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         SAFECO SMALL-CAP VALUE FUND AND
                          PIONEER SMALL CAP VALUE FUND

                                   PROPOSAL 15
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

         COMPARISON OF SAFECO SC VALUE FUND TO THE PIONEER SC VALUE FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO SC VALUE FUND                                 PIONEER SC VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Common Stock Trust, a           A diversified open-end management investment company
                          diversified open-end management investment         organized as a Delaware statutory trust.
                          company organized as a Delaware statutory trust.

-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $76.8 million                                      $521.9 million
June 30, 2004

-----------------------------------------------------------------------------------------------------------------------------------
Investment advisers       Investment adviser (until July 31, 2004):          Investment adviser
and portfolio managers    SAM                                                Pioneer

                          Portfolio Manager (until July 31, 2004):           Portfolio Managers:
                          Greg Eisen                                         Day-to-day management of the Fund's portfolio is the
                          Assistant vice president, SAM                      responsibility of David M. Adams and John McPherson.
                                                                             Mr. Adams is a vice president of Pioneer and joined
                          Currently Pioneer is acting as investment          Pioneer in 1994. Mr. McPherson joined Pioneer in
                          adviser to the Fund. The Portfolio Managers of     2002.
                          the Pioneer Fund, as indicated in the next
                          column, currently manage your Safeco Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The Fund seeks long-term growth of capital         The Fund seeks long-term growth through
                          through investing primarily in small-sized         small-capitalization value companies.
                          companies.

-----------------------------------------------------------------------------------------------------------------------------------
                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment object as described above.

-----------------------------------------------------------------------------------------------------------------------------------
Primary investments       Under normal circumstances the Fund invests at     Under normal market conditions, the Fund invests at
                          least 80% of its net assets (plus any              least 80% of its net assets in equity securities of
                          borrowings for investment purposes) in equity      small companies.  Small companies are those with
                          and equity-related securities of companies with    market values, at the time of the investment, that do
                          total market capitalizations at the time of the    not exceed the greater of the market capitalization
                          investment of less than $1.5 billion.              of the largest company within the Russell 2000
                                                                             Index.  For purposes of the Fund's investment
                                                                             policies, equity securities include common stocks,
                                                                             convertible debt and other equity instruments, such
                                                                             as depositary receipts, warrants, rights, interest in
                                                                             REITs and preferred stocks.

-----------------------------------------------------------------------------------------------------------------------------------
Investment Strategies     When evaluating a stock to buy for the Fund,       Pioneer uses a "value" approach to select the Fund's
                          SAM historically looked for companies having       investments.  Pioneer seeks securities selling at
                          one or more of the following characteristics:      substantial discounts to their underlying values and
                          o    Long-term potential for above-average or      then holds these securities until the market values
                               improving earnings growth                     reflect their intrinsic values.
                          o    Involvement in new or innovative products
                               or services                                   Pioneer evaluates a security's potential value,
                          o    A share price that represents good relative   including the attractiveness of its market valuation,
                               value as determined by price-to-earnings      based on the company's assets and prospects for
                               ratio or other commonly used valuation        earnings and revenue growth.  Factors Pioneer looks
                               measures                                      for in selecting investments include:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO SC VALUE FUND                                 PIONEER SC VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             o    Above average potential for earnings and
                                                                                  revenue growth
                                                                             o    Favorable expected returns relative to
                                                                                  perceived risks
                                                                             o    Management with demonstrated ability and
                                                                                  commitment to the company
                                                                             o    Low market valuations relative to earnings
                                                                                  forecast, book value, cash flow and sales
                                                                             o    Turnaround potential for companies that have
                                                                                  been through difficult periods
                                                                             o    Low debt levels relative to equity
                                                                             o    Issuer's industry has strong fundamentals, such
                                                                                  as increasing or sustainable demand and barriers
                                                                                  to entry

-----------------------------------------------------------------------------------------------------------------------------------
Other investments         The Fund may invest in securities convertible      The Fund may invest up to 25% of its total assets in
                          into common stock, but less than 35% of its        REITs.
                          total assets will be invested in such
                          securities.                                        The Fund may invest in securities of Canadian issuers
                                                                             to the same extent as securities of U.S. issuers.

                                                                             The Fund may invest up to 5% of its total assets in
                                                                             equity and debt securities of other non-U.S. issuers,
                                                                             including securities of emerging market issuers.

                                                                             The Fund may invest up to 20% of its total assets in
                                                                             debt securities of corporate and government issuers.
                                                                             The Fund may invest up to 5% of its net assets in
                                                                             below investment grade debt securities issued by both
                                                                             U.S. and non-U.S. issuers, including below investment
                                                                             grade convertible debt securities.

-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in                The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by      securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.           year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements.

-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

-----------------------------------------------------------------------------------------------------------------------------------
Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.

-----------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid   If immediately after and as a result of such       The Fund may not invest more than 15% of its net
Securities                action the value of the following securities,      assets in securities which are illiquid and other
                          in the aggregate, would exceed 15% of the          securities which are not readily marketable.
                          Fund's net assets, the Fund will not (i)
                          purchase securities for which there is no
                          readily available market, (ii) purchase time
                          deposits maturing in more than seven days,
                          (iii) purchase over-the-counter (OTC) options
                          or hold assets set aside to cover OTC options
                          written by the Fund, (iv) enter into repurchase
                          agreements maturing in more than seven days, or
                          (v) invest in interests in real estate
                          investment trusts which are not readily
                          marketable or interests in real estate limited
                          partnerships which are not listed or traded on
                          the NASDAQ Stock Market.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO SC VALUE FUND                                 PIONEER SC VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                 The Fund may borrow money (i) from banks or        Borrow money, except the Fund may: (a) borrow from
                          (ii) by engaging in reverse repurchase             banks or through reverse repurchase agreements in an
                          agreements. The Fund will not commit to            amount up to 33 1/3% of the Fund's total assets
                          additional securities purchases if total           (including the amount borrowed); (b) to the extent
                          outstanding borrowings are equal to 5% or more     permitted by applicable law, borrow up to an
                          of total assets.                                   additional 5% of the Fund's assets for temporary
                                                                             purposes; (c) obtain such short-term credits as are
                                                                             necessary for the clearance of portfolio
                                                                             transactions; (d) purchase securities on margin to
                                                                             the extent permitted by applicable law; and (e)
                                                                             engage in transactions in mortgage dollar rolls that
                                                                             are accounted for as financings.

-----------------------------------------------------------------------------------------------------------------------------------
Lending                   The Fund may lend securities to qualified          The Fund may lend portfolio securities with a value
                          institutional investors with a value of up to      that may not exceed 33 1/3% of the value of its total
                          33% of the Fund's total assets.                    assets.

-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    The Fund may write a put or call option if, as     The Fund may use futures and options on securities,
                          a result thereof, the aggregate value of the       indices and currencies, forward currency exchange
                          assets underlying all such options does not        contracts and other derivatives.  The Fund does not
                          exceed 25% of the Fund's net assets.               use derivatives as a primary investment technique and
                                                                             generally limits their use to hedging.  However, the
                          The Fund may purchase a put or call option or      Fund may use derivatives for a variety of
                          option on a futures contract if, as a result       non-principal purposes, including:
                          thereof, the aggregate premiums paid on all        o    As a hedge against adverse changes in stock
                          options or options on futures contracts held by         market prices, interest rates or currency
                          the Fund do not exceed 20% of the Fund's net            exchange rates
                          assets.                                            o    As a substitute for purchasing or selling
                                                                                  securities
                          The Fund may enter into a futures contract or      o    To increase the Fund's return as a
                          option on futures contract if, as a result              non-hedging strategy that may be considered
                          thereof, the aggregate margin deposits and              speculative
                          premiums required on all such instruments do
                          not exceed 5% of the Fund's net assets.

                          The Fund may not purchase securities on margin.
                          However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

-----------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      BUYING, SELLING AND EXCHANGE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges             Purchases under $1,000,000 of Class A shares of    The Investor Class shares of Pioneer SC Value Fund
                          the Fund are subject to a 5.75% front-end sales    you receive in the Reorganization will not be subject
                          charge.                                            to any sales charge.  Moreover, if you own shares in
                                                                             your own name as of the closing of the Reorganization
                          Contingent deferred sales charge of up to 5% if    (i.e., not in the name of a broker) and maintain your
                          you redeem Class B shares within six years of      account, you may purchase Class A shares of Pioneer
                          purchase.                                          SC Value Fund and Class A shares of any fund in the
                                                                             Pioneer family of funds through such account in the
                          Contingent deferred sales charge of 1% if you      future without paying any sales charge.
                          redeem Class C share within one year of
                          purchase.                                          Except as described above, Class A shares of Pioneer
                                                                             Tax Free Income Fund are subject to a front-end sales
                          Purchases of Investor Class shares of the Fund     charge of up to 5.75%.
                          are not subject to a sales load.

                          The Fund assesses a mandatory redemption fee of 2%, as a percentage of the amount redeemed or exchanged, on Class A and Investor Class shares held less than 30 days.

-----------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco SC Value Fund pays an advisory fee on a    The Fund pays Pioneer a management fee equal to 0.85%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        SAFECO SC VALUE FUND                                 PIONEER SC VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
fees                      monthly basis at an annual rate as follows:        of the Fund's average daily net assets.
                          $0 - $250,000,000:              0.75 of 1%
                          $250,000,001- $750,000,000:     0.70 of 1%         During its most recent fiscal year, Pioneer SC Value
                          $750,000,001- $1,250,000,000:   0.65 of 1%         Fund paid an advisory fee at an average rate of [xx]%
                          Over $1,250,000,000:            0.60 of 1%         of average daily net assets.

                          SAM serves as administrator and Fund accounting    In addition, the fund reimburses Pioneer for certain
                          agent for the Fund.  The Fund paid SAM an          fund accounting and legal expenses incurred on behalf
                          administrative services fee of 0.05% of the        of the fund and pays a separate shareholder
                          Fund's average daily net assets up to the first    servicing/transfer agency fee to PIMSS, an affiliate
                          $200,000,000 and 0.01% of its net assets           of Pioneer.
                          thereafter, and an accounting fee of 0.04% of
                          the Fund's average daily net assets up to the      For the fiscal year ended April 1, 2004, the Fund's
                          first $200,000,000 and 0.01% of its net assets     annual operating expenses for Class A shares were
                          thereafter.                                        1.66% per share.

                                                                             Pioneer has agreed until the second anniversary of
                          During its most recent fiscal year, Safeco         the closing of the Reorganization to limit the
                          High-Yield Fund paid aggregate advisory and        ordinary operating expenses (excluding taxes,
                          administration fees at an average rate of 0.84%    commissions, interest and extraordinary expenses) of
                          of average daily net assets.                       the Investor Class to 1.15% of the average daily net
                                                                             assets attributable to the Investor Class.

                          SAM had contractually agreed until April 30, 2009, to pay certain fund operating expenses
                          (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          A shares, after giving effect to the expense limitation were 1.40%, and without giving effect to the expense limitation, were 1.82% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          B shares, after giving effect to the expense limitation were 2.15%, and without giving effect to the expense limitation, were 2.72% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                          C shares, after giving effect to the expense limitation were 2.15%, and without giving effect to the expense limitation, were 39.37% per share.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor Class shares, after giving effect to the expense limitation were 1.15%, and without giving effect to the expense limitation, were 1.43% per share.

-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class shares
service (12b-1) fee       will convert into Class A share after two years. Class A shares of each Fund are subject to a 12b-1 fee equal to 0.25% annually of average daily net assets.

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through    You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal      a sales agreement with PFD, Pioneer SC Value Fund's
                          underwriter or through brokers, registered         distributor.  Existing shareholders of Safeco SC
                          investment advisers, banks and other financial     Value Fund who own shares in their own name as of the
                          institutions that have entered into selling        closing date of the Reorganization and who maintain
                          agreements with the Fund's principal               their accounts may buy shares of any fund in the
                          underwriter, as described in the Fund's            Pioneer family of funds through such accounts in the
                          prospectus.                                        future without paying sales charges.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Safeco SC Value Fund                                 Pioneer SC Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
                          Certain account transactions may be done by        If the account is established in the shareholder's
                          telephone                                          own name, shareholders may also purchase additional
                                                                             shares of Pioneer SC Value Fund by telephone or
                                                                             online.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you           You may exchange shares of Pioneer SC Value Fund
                          acquire through dividend reinvestment or other     without incurring any fee on the exchange with the
                          fund distributions or for Class A shares that      more than 62 other Pioneer Funds. Your exchange would
                          you have exchanged for Class A shares of           be for Class A shares, which is subject to Rule 12b-1
                          another Fund.                                      fees. An exchange generally is treated as a sale and
                                                                             a new purchase of shares for federal income tax
                          Certain account transactions may be done by        purposes.
                          telephone.
                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also exchange shares of
                                                                             Pioneer SC Value Fund for shares of other Pioneer
                                                                             Funds by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------
Selling Shares            Investor Class and Class A shares will be sold at net asset value per share next calculated after the
                          Fund receives your request in good order.

                          ---------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund    Normally, your investment firm will send your request
                          directly in writing or by contacting a             to sell shares to PIMSS.  You can also sell your
                          financial intermediary as described in the         shares by contacting the fund directly if your
                          Fund's prospectus.                                 account is registered in your name.

                                                                             If the account is established in the shareholder's
                                                                             own name, shareholders may also redeem shares of
                                                                             Pioneer SC Value Fund by telephone or online.

-----------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o    The stock market goes down (this risk may be greater in the short-term)

o    Small company or value stocks fall out of favor with investors

o The Fund's assets remain undervalued or do not have the potential value originally expected

Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations

o    Have more limited product lines and capital resources

o    Experience sharper swings in market values

o    Be harder to sell at the times and prices Pioneer thins appropriate

o    Offer greater potential for gain and loss

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

PAST PERFORMANCE

 Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return

(before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

                      SAFECO SC VALUE FUND - INVESTOR CLASS
                          CALENDAR YEAR TOTAL RETURNS*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1997      23.38

                                 1998     -21.57

                                 1999      14.07

                                 2000      -7.54

                                 2001      18.20

                                 2002      -3.76

                                 2003      43.10

* During the period shown in the bar chart, your Fund's highest quarterly return was 27.05% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.97% for the quarter ended September 30, 1998.

                     PIONEER SC VALUE FUND - CLASS A SHARES
                          CALENDAR YEAR TOTAL RETURNS*

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                 1998     -12.69

                                 1999      35.96

                                 2000      15.30

                                 2001      13.08

                                 2002     -12.70

                                 2003      37.11

* During the period shown in the bar chart, Pioneer SC Value Fund's highest quarterly return was 22.18% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.57% for the quarter ended September 30, 1998.

                              SAFECO SC VALUE FUND
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                                     SINCE
                                                               1 YEAR   5 YEARS   INCEPTION(1)
                                                               ------   -------   ------------
      SAFECO SC VALUE FUND, CLASS A SHARES
         Return Before Taxes                                   34.45%     9.71%       8.52%
         Return After Taxes on Distributions (2)               34.39%     9.63%       8.14%
         Return After Taxes on Distributions and               22.47%     8.41%       7.26%
            Sale of Fund Shares (2)
      SAFECO SC VALUE FUND, CLASS B SHARES
         Return Before Taxes                                   36.67%     9.93%       8.69%
      SAFECO SC VALUE FUND, CLASS C SHARES
         Return Before Taxes                                   40.67%    10.21%       8.57%
      SAFECO SC VALUE FUND, INVESTOR CLASS SHARES
         Return Before Taxes                                   43.10%    11.42%       9.67%
         Return After Taxes on Distributions (2)               42.97%    11.28%       9.25%
         Return After Taxes on Distributions and               28.18%     9.90%       8.27%
            Sale of Fund Shares (2)
      RUSSELL VALUE 2000 INDEX (3)                             46.02%    12.28%      13.06%
         (reflects no deduction for fees, expenses or taxes)

----------

(1)  The Fund commenced operations on September 30, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                     PIONEER SC VALUE FUND - CLASS A SHARES
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                            1 YEAR   5 YEARS   SINCE INCEPTION (1)
                                                            ------   -------   -------------------
   PIONEER SC VALUE FUND, CLASS A SHARES
      Return Before Taxes                                   29.20%    14.87%          10.86%
      Return After Taxes on Distributions (2)               29.11%    14.61%          10.28%
      Return After Taxes on Distributions and               19.09%    12.99%           9.21%
         Sale of Fund Shares (2)
   RUSSELL VALUE 2000 INDEX (3)                             46.03%    12.28%          11.83%
      (reflects no deduction for fees, expenses or taxes)

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

Pioneer SC Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

THE FUNDS' FEES AND EXPENSES

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Fund, the expenses of your Fund for the period ended December 31, 2003 and (ii) for Pioneer SC Value

Fund, the expenses of Pioneer SC Value Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.

   ----------------------------------------------------------------------------------------------------------
   SHAREHOLDER
   TRANSACTION FEES                                                                               PIONEER SC
   (PAID DIRECTLY         SAFECO SC VALUE   SAFECO SC VALUE   SAFECO SC VALUE   SAFECO SC VALUE     VALUE
   FROM YOUR                    FUND              FUND              FUND              FUND         INVESTOR
   INVESTMENT)                CLASS A           CLASS B           CLASS C        INVESTOR CLASS     CLASS
   ---------------------------------------------------------------------------------------------------------
   Maximum sales               5.75% (6)           None             None             None          None (1)
   charge (load) when
   you buy shares as a
   percentage of
   offering price
   ---------------------------------------------------------------------------------------------------------
   Maximum deferred            None                5.00%(7)         1.00%(8)         None          None
   sales charge (load)
   as a % of purchase
   price or the amount
   you receive when
   you sell shares,
   whichever is less
   ---------------------------------------------------------------------------------------------------------
   Redemption fees for         2.00%               None             None             2.00%          N/A
   shares held less
   than 30 days
   ---------------------------------------------------------------------------------------------------------
   Wire redemption fee       $   20 (4)          $   20 (4)      $    20 (4)       $   20 (4)       N/A
   ---------------------------------------------------------------------------------------------------------
   Annual low balance        $   12 (5)          $   12 (5)      $    12 (5)       $   12 (5)       N/A
   fee
   ---------------------------------------------------------------------------------------------------------
   ANNUAL FUND
   OPERATING
   EXPENSES
   (DEDUCTED FROM
   FUND ASSETS)
   (AS A % OF AVERAGE
   NET ASSETS)
   ---------------------------------------------------------------------------------------------------------
   Management fee              0.75%               0.75%            0.75%            0.75%         0.85%
   ---------------------------------------------------------------------------------------------------------
   Distribution and            0.25%               1.00%            1.00%            None          None
   service
   (12b-1) fee
   ---------------------------------------------------------------------------------------------------------
   Other expenses              0.82%               0.97%           37.62%            0.68%         0.51%
   ---------------------------------------------------------------------------------------------------------
   Total fund                  1.82%               2.72%           39.37%            1.43%         1.36%
   operating expenses
   ---------------------------------------------------------------------------------------------------------
   Expense reduction           0.42% (2)           0.57% (2)       37.22% (2)        0.28% (2)     0.21% (3)
   ---------------------------------------------------------------------------------------------------------
   Net fund operating          1.40%               2.15%            2.15%            1.15%         1.15%
   expenses
   ---------------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer SC Value Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (I.E., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer SC Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco SC Value Fund to the extent the Fund's total ordinary operating expenses exceeded 0.40% of the Fund's average daily net asset value in a fiscal year. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer SC Value Fund to 1.15% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco SC Value Fund and two years for Pioneer SC Value Fund and (e) and the Investor Class shares of Pioneer SC Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

      -------------------------------------------------------------------
      EXAMPLE
      -------------------------------------------------------------------
                            SAFECO SC VALUE FUND
      -------------------------------------------------------------------
      CLASS A SHARES
      -------------------------------------------------------------------
      Year 1                                     $   709
      -------------------------------------------------------------------
      Year 3                                     $   993
      -------------------------------------------------------------------
      Year 5                                     $ 1,297
      -------------------------------------------------------------------
      Year 10                                    $ 2,158
      -------------------------------------------------------------------
      CLASS B SHARES              WITH REDEMPTION      WITHOUT REDEMPTION
      -------------------------------------------------------------------
      Year 1                          $   718                $   218
      -------------------------------------------------------------------
      Year 3                          $   973                $   673
      -------------------------------------------------------------------
      Year 5                          $ 1,354                $ 1,154
      -------------------------------------------------------------------
      Year 10                         $ 2,117                $ 2,117
      -------------------------------------------------------------------
      CLASS C SHARES              WITH REDEMPTION      WITHOUT REDEMPTION
      -------------------------------------------------------------------
      Year 1                          $   318                $   218
      -------------------------------------------------------------------
      Year 3                          $   673                $   673
      -------------------------------------------------------------------
      Year 5                          $ 1,154                $ 1,154
      -------------------------------------------------------------------
      Year 10                         $ 2,483                $ 2,483
      -------------------------------------------------------------------
      INVESTOR CLASS SHARES
      -------------------------------------------------------------------
      Year 1                                     $   117
      -------------------------------------------------------------------
      Year 3                                     $   365
      -------------------------------------------------------------------
      Year 5                                     $   633
      -------------------------------------------------------------------
      Year 10                                    $ 1,398
      -------------------------------------------------------------------
                              PIONEER SC VALUE FUND
      -------------------------------------------------------------------
      INVESTOR CLASS SHARES
      -------------------------------------------------------------------
      Year 1                                     $   117
      -------------------------------------------------------------------
      Year 3                                     $   404
      -------------------------------------------------------------------
      Year 5                                     $   753
      -------------------------------------------------------------------
      Year 10                                    $ 1,737
      -------------------------------------------------------------------

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees believe that the proposed Reorganization is in the best interests of Safeco SC Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

FIRST, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

SECOND, the long-term investment performance of Pioneer SC Value Fund is superior to your Fund's performance, although your Fund had better performance during the most recent 12 month period. For the five year period ended June 30, 2004, Class A shares of Pioneer SC Value Fund had an average annual return of [xx]% compared to an average annual of the Class A shares and Investor Class shares of [xx]% and [xx]%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

THIRD, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

FOURTH, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer SC Value Fund to 1.15% of average daily net assets. This expense ratio is no lower than both the gross expenses and expenses net of expense reimbursement of the Class A, Class B and Class C shares of your Fund and lower than the gross and the same as the net expense of your Fund's Investor Class shares. Although without the expense limitation Pioneer SC Value Fund's expenses are significantly higher than your Fund's net expenses, the trustees believe that Pioneer SC Value Fund offers the potential for lower expenses through economies of scale.

FIFTH, the substantially larger size of Pioneer SC Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

SIXTH, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

SEVENTH, the Investor Class shares of Pioneer SC Value Fund received in the Reorganization will provide Safeco SC Value Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer SC Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer SC Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer SC Value Fund and its shareholders.

CERTAIN AGREEMENTS BETWEEN PIONEER AND SYMETRA

Pioneer is supporting the Reorganizations because it believes that it offers favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized. Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration of that acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against liabilities with respect to the management of the Safeco Funds prior to the closing of the Reorganizations, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, PFD, the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Funds, (ii) PFD will also make additional payments out of its own resources to Safeco Securities in connection with purchases of Class A shares of the Pioneer Funds by former shareholders of the Funds; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

CAPITALIZATION

The following table sets forth the capitalization of each Fund, as of December 31, 2003 for Safeco SC Value Fund and November 30, 2003 for Pioneer SC Value Fund.

------------------------------------------------------------------------
                            SAFECO SC VALUE FUND   PIONEER SC VALUE FUND
                              DECEMBER 31, 2003      NOVEMBER 30, 2003
------------------------------------------------------------------------
NET ASSETS (in millions)         $    52.419            $ 391.509391
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   Class A shares                $     18.50            $     27.10
   Class B shares                $     17.68            $     25.75
   Class C shares                $     17.68            $     26.73
   Investor Class shares         $     18.79                    N/A
------------------------------------------------------------------------
SHARES OUTSTANDING
   Class A shares                    169,000              7,449,673
   Class B shares                    100,000              5,193,293
   Class C shares                      7,000              2,053,791
   Investor Class shares           2,523,000                    N/A

------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer SC Value Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer SC Value Fund's shares that will actually be received and distributed.

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer SC Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer SC Value Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                      Safeco Tax-Free Money Market Fund and
                       Pioneer Tax Free Money Market Fund

                                   PROPOSAL 16

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

                   Comparison of Safeco TF Money Market Fund to the Pioneer TF Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco TF Money Market Fund                          Pioneer TF Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A series of Safeco Money Market Trust, a          A newly organized diversified open-end management
                          diversified open-end management investment        investment company organized as a Delaware statutory
                          company organized as a Delaware statutory         trust.
                          trust.

------------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $60.7 million                                     None. The Pioneer TF Money Market Fund is newly
June 30, 2004                                                               organized and does not expect to commence investment
                                                                            operations until the Reorganization occurs.

------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser
portfolio managers        SAM                                               Pioneer

                          Portfolio Managers:                               Portfolio Manager:
                          Mary Metastasio (since 1987 and until August 2,   Day-to-day management of the Fund's portfolio is the
                          2004)                                             responsibility of a team of fixed income portfolio
                                                                            managers led by Kenneth J. Taubes.
                          Stephen C. Bauer (since 2003 and until August
                          2, 2004)                                          Mr. Taubes joined Pioneer as a senior vice president
                          CFA                                               in 1998 and has been an investment professional since
                                                                            1982.
                          Currently Pioneer is acting as investment adviser
                          to the Fund. The Portfolio Managers of the
                          Pioneer Fund, as indicated in the next column,
                          currently manages your Safeco Fund.

------------------------------------------------------------------------------------------------------------------------------------
Investment objective      Each Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

                          Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.

------------------------------------------------------------------------------------------------------------------------------------
Primary investments       To achieve its investment objective, each Fund will purchase only high-quality securities having minimal credit risk with remaining maturities of 397 days or less.

------------------------------------------------------------------------------------------------------------------------------------
Investment strategies     Each Fund may purchase only high-quality securities that the investment adviser believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if one rating service has rated the security); or, if unrated, the security must be judged by the investment adviser to be of equivalent quality.

                          Each Fund may not invest more than 5% of its total assets in second tier securities. In addition, the each
                          Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

                          Each Fund may invest in:
                          o  Variable and floating rate instruments that change interest rates periodically to keep their market value near par

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco TF Money Market Fund                          Pioneer TF Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
                          o Municipal notes that have a maturity of one year or less from the date of purchase
                          o Put bonds, which allow the holder to redeem the issue on specified dates before maturity and receive full face value
                          o Tax-exempt commercial paper
                          o Restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds under Rule 144A of Section 4(2)

------------------------------------------------------------------------------------------------------------------------------------
Other investments         Each Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities;
                          airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

                          Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

                          Each Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations (NRSROs); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.

                          Each Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a NRSRO;
                          unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       The Fund may hold cash or invest in               The Fund may invest all or part of its assets in
strategies                high-quality, short-term securities issued by     securities with remaining maturities of less than one
                          an agency or instrumentality of the U.S.          year, cash equivalents or may hold cash.
                          government, high-quality commercial paper,
                          certificates of deposit, shares of no-load,
                          open-end money market funds, or repurchase
                          agreements as a temporary defensive measure when
                          market conditions so warrant.

------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.

------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S.
                          government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   If immediately after and as a result of such action the value of the following securities, in the
securities                aggregate, would exceed 10% of the Fund's net assets, the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii)
                          purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the
                          Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

------------------------------------------------------------------------------------------------------------------------------------
Borrowing                 Each Fund may borrow money (i) from banks or (ii) by engaging in reverse repurchase agreements. The
                          Fund will not commit to additional securities purchases if total outstanding borrowings are equal to 5%
                          or more of total assets.

------------------------------------------------------------------------------------------------------------------------------------
Lending                   Each Fund may lend securities to qualified institutional investors with a value of up to 33% of the
                          Fund's total assets.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco TF Money Market Fund                          Pioneer TF Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    Each Fund may not purchase securities on margin. However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

------------------------------------------------------------------------------------------------------------------------------------
Other investment          As described above, the Funds have substantially similar principal investment strategies and policies.
policies and              Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions              discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges             A contingent deferred sales charge may apply if   The Investor Class shares of Pioneer TF Money Market
                          you redeem Class B shares that were purchased     Fund you receive in the Reorganization will not be
                          by exchange from another fund.                    subject to any sales charge. Moreover, if you own
                                                                            shares in your own name as of the closing of the
                          A contingent deferred sales charge of 1% if you   Reorganization (i.e., not in the name of a broker)
                          redeem Class C shares within one year of          and maintain your account, you may purchase Class A
                          purchase, and the shares were purchased by        shares of Pioneer TF Money Market Fund and Class A
                          exchange from another fund.                       shares of any fund in the Pioneer family of funds
                                                                            through such account in the future without paying any
                          Purchases of Investor Class shares of the Fund    sales charge.
                          are not subject to a sales load.
                                                                            In general, Class A shares of Pioneer TF Money Market
                          The Fund assesses a mandatory redemption fee of   Fund are not subject to a front-end sales charge.
                          2%, as a percentage of the amount redeemed or
                          exchanged, on Investor Class shares held less
                          than 30 days.

------------------------------------------------------------------------------------------------------------------------------------
Management and other      Safeco TF Money Market Fund pays advisory         Pioneer TF Money Market Fund pays Pioneer a
fees                      fee on a monthly basis at an annual rate as       management fee equal to 0.40% of the Fund's average
                          follows:                                          daily net assets.
                          $0 - $250,000,000:              0.50 of 1%
                          $250,000,001 - $750,000,000:    0.45 of 1%        In addition, the Fund reimburses Pioneer for certain
                          $750,000,001 - $1,250,000,000:  0.40 of 1%        Fund accounting and legal expenses incurred on behalf
                          Over $1,250,000,000:            0.35 of 1%        of the Fund and pays a separate shareholder
                                                                            servicing/transfer agency fee to PIMSS, an affiliate
                          SAM serves as administrator and Fund accounting   of Pioneer.
                          agent for the Fund.  The Fund pays SAM an
                          administrative services fee of 0.05% of the       Pioneer has agreed until the second anniversary of
                          Fund's average daily net assets up to the first   the closing of the Reorganization to limit the
                          $200,000,000 and 0.01% of its net assets          ordinary operating expenses (excluding taxes,
                          thereafter, and an accounting fee of 0.04% of     commissions, interest and extraordinary expenses) of
                          the Fund's average daily net assets up to the     the Investor Class to 0.65% of the average daily net
                          first $200,000,000 and 0.01% of its net assets    assets attributable to the Investor Class.
                          thereafter.

                          During its most recent fiscal year, Safeco TF
                          Money Market Fund paid aggregate advisory and administration fees at an average rate of 0.59% of average daily net assets.

                          SAM had contractually agreed until April 30, 2009, to pay certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

                          For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Investor
                          Class shares were 0.74%.

------------------------------------------------------------------------------------------------------------------------------------
Distribution and          Investor class shares of each Fund are not subject to a Rule 12b-1 fee.
service (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco TF Money Market Fund                          Pioneer TF Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares             You may buy shares of the Fund directly through   You may buy shares from any investment firm that has
                          Safeco Securities, Inc., the Fund's principal     a sales agreement with PFD.  Existing shareholders of
                          underwriter or through brokers, registered        Safeco TF Money Market Fund who own shares in their
                          investment advisers, banks and other financial    own name as of the closing date of the Reorganization
                          institutions that have entered into selling       and who maintain their accounts may buy shares of any
                          agreements with the Fund's principal              fund in the Pioneer family of funds through such
                          underwriter, as described in the Fund's           accounts in the future without paying sales charges.
                          prospectus.
                                                                            If the account is established in the shareholder's own
                          Certain account transactions may be               name, shareholders may also purchase additional shares
                          done by telephone                                 of Pioneer TF Money Market Fund by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege        There are no sales charges on shares you          You may exchange shares of Pioneer TF Money Market
                          acquire through dividend reinvestment or other    Fund without incurring any fee on the exchange with
                          fund distributions.                               the more than 62 other Pioneer Funds. Your exchange
                                                                            would  be for Class A shares, which would be subject to
                          Certain account transactions may be done by       a Rule 12b-1 fee. An exchange generally is treated as a
                          telephone.                                        sale and a new purchase of shares for federal income tax
                                                                            purposes.

                                                                            If the account is established in the shareholder's own
                                                                            name, shareholders may also exchange shares of Pioneer
                                                                            TF Money Market Fund for shares of other Pioneer Funds
                                                                            by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Selling shares            Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                          ----------------------------------------------------------------------------------------------------------
                          You may sell your shares by contacting the Fund   Normally, your investment firm will send your request
                          directly in writing or by contacting a            to sell shares to PIMSS. You can also sell your
                          financial intermediary as described in the        shares by contacting the Fund directly if your
                          Fund's prospectus.                                account is registered in your name.

                                                                            If the account is established in the shareholder's own
                                                                            name, shareholders may also redeem shares of Pioneer TF
                                                                            Money Market Fund by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or either Fund could fail to generate high current income if:

o Interest rates go up, causing the value of the Fund's investments to decline
o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o    Inadequate financial information
o    Smaller, less liquid and more volatile markets
o    Political and economic upheavals

Past Performance

Set forth below is performance information for Safeco TF Money Market Fund. The bar charts show how Safeco TF Money Market Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for Safeco TF Money Market Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. Pioneer TF Money Market Fund has not commenced investment operations.

                  Safeco TF Money Market Fund - Investor Class
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
2.45    3.54    3.07    3.12    3.07    2.77    3.52    2.34    0.97    0.51

*During the period shown in the bar chart, your Fund's highest quarterly return was 0.94% for the quarter ended June 30, 2000, and the lowest quarterly return was 0.10% for the quarter ended September 30, 2003.

                           Safeco TF Money Market Fund
              Average Annual Total Returns as of December 31, 2003

                                                                  1 Year        5 Years    10 Years (1)
                                                                  ------        -------    ---------
Safeco TF Money Market Fund, Investor Class Shares
     Return Before Taxes                                          0.51%          2.02%         2.53%

--------------------
(1) The Fund commenced operations on [    ].

The Funds' Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer TF Money Market Fund, the estimated annual expenses of the Pioneer TF Money Market Fund. The Pioneer TF Money Market Fund's actual expenses may be greater or less.

      ------------------------------------------------------------------------------------------------
                                                              Safeco TF Money      Pioneer TF Money
        Shareholder transaction fees (paid directly from        Market Fund          Market Fund
                        your investment)                       Investor Class       Investor Class
      ------------------------------------------------------------------------------------------------
      Maximum sales charge (load) when you buy shares as a          None                None(1)
      percentage of offering price
      ------------------------------------------------------------------------------------------------
      Maximum deferred sales charge (load) as a % of                None                 None
      purchase price or the amount you receive when you
      sell shares, whichever is less
      ------------------------------------------------------------------------------------------------
      Redemption fees for shares held less than 30 days             None                 N/A
      ------------------------------------------------------------------------------------------------
      Wire redemption fee                                         $20(4)                 N/A
      ------------------------------------------------------------------------------------------------
      Annual low balance fee                                      $12(5)                 N/A
      ------------------------------------------------------------------------------------------------
      Annual fund operating expenses (deducted from fund
      assets)
      (as a % of average net assets)
      ------------------------------------------------------------------------------------------------
      Management fee                                               0.50%                0.40%
      ------------------------------------------------------------------------------------------------
      Distribution and service (12b-1) fee                          None                 None
      ------------------------------------------------------------------------------------------------
      Other expenses                                               0.24%                0.41%
      ------------------------------------------------------------------------------------------------
      Total fund operating expenses                                0.74%                0.81%
      ------------------------------------------------------------------------------------------------
      Expense reduction                                             N/A                0.16%(3)
      ------------------------------------------------------------------------------------------------
      Net fund operating expenses                                  0.74%                0.65%
      ------------------------------------------------------------------------------------------------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Fund who become shareholders of record of Pioneer TF Money Market Fund through the Reorganization. In addition, shareholders of your Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer TF Money Market Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco TF Money Market Fund to the extent the Fund's total ordinary operating expenses exceeded 0.30% of the Fund's average daily net asset value in a fiscal year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class shares of Pioneer TF Money Market Fund to 0.65% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Fund.

(6) A contingent deferred sales charge may apply if you redeem Class B shares of your Fund that were purchased by exchange from another fund.

(7) A 1.00% contingent deferred sales charge may apply if, within the first twelve months of the initial purchase, you redeem Class C shares that were purchased by exchange from another fund.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same,
(e) the expense limitations are in effect for five years for Safeco TF Money Market Fund and two years for Pioneer TF Money Market Fund and (f) and the Investor Class shares of Pioneer TF Money Market Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

      ----------------------------------------------------------
      Example
      ----------------------------------------------------------
                     Safeco TF Money Market Fund
      ----------------------------------------------------------
      Investor Class Shares
      ----------------------------------------------------------
      Year 1                                  $76
      ----------------------------------------------------------
      Year 3                                 $237
      ----------------------------------------------------------
      Year 5                                 $411
      ----------------------------------------------------------
      Year 10                                $918
      ----------------------------------------------------------
                    Pioneer TF Money Market Fund
      ----------------------------------------------------------
      Investor Class Shares
      ----------------------------------------------------------
      Year 1                                  $66
      ----------------------------------------------------------
      Year 3                                 $226
      ----------------------------------------------------------
      Year 5                                 $418
      ----------------------------------------------------------
      Year 10                                $979
      ----------------------------------------------------------

Reasons for the Proposed Reorganization

The Trustees believe that the proposed Reorganization is in the best interests of Safeco TF Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment management was necessary.

Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

Third, Pioneer has experience in many other money market and tax free portfolios. At June 30, 2004, Pioneer managed portfolios investing in tax exempt securities with aggregate assets of $__ billion and money market portfolios with assets of $__ million.

Fourth, Pioneer and its affiliates have greater potential for increasing the size of your Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.

Fifth, Pioneer's commitment until the second anniversary of the Reorganization to limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Investor Class of Pioneer TF Money Market Fund to 0.67% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

Seventh, the Investor Class shares of Pioneer TF Money Market Fund received in the Reorganization will provide Safeco TF Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

The board of trustees of Pioneer TF Money Market Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer TF Money Market Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer TF Money Market Fund and its shareholders.

Capitalization

The following table sets forth the capitalization of each Fund, as of December 31, 2003.

      ------------------------------------------------------------------------------------
                                    Safeco TF Money Market Fund  Pioneer TF Money Market
                                         December 31, 2003                 Fund
                                                                    December 31, 2003
      ------------------------------------------------------------------------------------
      Net Assets (in thousands)               $67,128                      N/A
      ------------------------------------------------------------------------------------
      Net Asset Value Per Share
           Investor Class shares               $1.00                       N/A
      ------------------------------------------------------------------------------------
      Shares Outstanding
           Investor Class shares            67,128,000                     N/A
      ------------------------------------------------------------------------------------

It is impossible to predict how many shares of Pioneer TF Money Market Fund will actually be received and distributed by your Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer TF Money Market Fund's shares that will actually be received and distributed.

Board's Evaluation and Recommendation

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer TF Money Market Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer TF Money Market Fund.

The Trustees recommend that the shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

THE REORGANIZATIONS

o    Each Reorganization is scheduled to occur as of 4:00 p.m., Eastern time, on
     [   ], 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Each Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets value at the closing of the Reorganization. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the closing date of the Reorganization.

o Each corresponding Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Reorganization Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.

o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.

o Each Reorganization is not intended to result in income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

AGREEMENT AND PLAN OF REORGANIZATION

The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan"), the form of which is attached as EXHIBIT A. The description of the Plan contained herein is qualified in its entirety by the attached copy.

CONDITIONS TO CLOSING EACH REORGANIZATION. The obligation of each Pioneer Fund to consummate each reorganization is subject to the satisfaction of certain conditions, including your Safeco Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan, attached as EXHIBIT A).

The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each reorganization. (see Section 8.5 of the Plan, attached as EXHIBIT A).

TERMINATION OF AGREEMENT. The board of either a Safeco Fund or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Reorganization Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

Each Reorganization is not intended to result in income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, for federal income tax purposes:

o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;

o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;

o The basis of the Pioneer Fund shares received by you in the reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and

o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                               PROPOSALS 17(a)-(p)
            APPROVAL OF APPOINTMENT OF PIONEER AS INVESTMENT ADVISER

BACKGROUND

Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Fund until the closing of the Reorganization given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

Your approval of Pioneer will constitute approval of an interim advisory agreement between your Safeco Fund and Pioneer. In the event that the interim advisory contract is approved but the Reorganization is not approved, the interim advisory contract would continue in effect for an indefinite period. The fee under the interim agreement is the same as the fee under the current advisory agreement.

INTERIM ADVISORY AGREEMENT

Under the Investment Company Act, shareholders must approve any new investment adviser to the Funds. However, Rule 15a-4 under the Investment Company Act permits your trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approval of the new adviser is submitted to shareholders within 150 days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations", any fees that Pioneer would be entitled to under the interim advisory agreement will be held in escrow until shareholders approval is obtained. If Pioneer is not approved as investment adviser to a Fund, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Funds would be managed as separate Fund and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. If the appointment of
Pioneer as interim investment adviser is not approved by December [   ], 2004,
Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a Rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim agreement will continue in effect until the closing of
the Reorganization, even if that occurs after December [   ], 2004.

The interim agreement incorporates the terms of the existing advisory agreements with SAM, which are discussed below. The form of interim agreement is attached as Exhibit B.

SAFECO ADVISORY AGREEMENT

The following is a summary of the material terms of the Funds' existing investment advisory agreement with SAM (the "Safeco Advisory Agreement").

SERVICES. Under the terms of the Safeco Advisory Agreement, SAM manages the Funds' investments, subject to the supervision of the board of trustees. At its expense, SAM provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

COMPENSATION. As compensation under the Safeco Advisory Agreement, each Safeco Fund pays SAM a monthly advisory fee at an annual rate as listed in the below table of the Fund's average daily net assets. In addition, SAM has agreed to reimburse each Fund to the extent a Fund's total annual expenses, other than taxes, interest and extraordinary litigation expenses, during any of the Fund's fiscal years, exceed 0.40% (0.30% for Safeco Money Market Fund and Safeco Tax-Free Money Market Fund) of its average daily net asset value in such year. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. This limitation cannot be changed without shareholder approval. Brokers' commissions and other charges relative to the purchase and sale of portfolio securities are not regarded as expenses.

    -------------------------------------------------------------------------------
             FUND                       NET ASSETS                       ANNUAL FEE
    -------------------------------------------------------------------------------
    SAFECO BALANCED FUND,               $0 - $250,000,000                0.70 of 1%
    SAFECO CORE EQUITY                  $250,000,0001 -
    FUND, SAFECO GROWTH                 $750,000,000                     0.65 of 1%
    OPPORTUNITIES FUND,                 $750,000,001
    SAFECO LARGE-CAP                    $1,250,000,000                   0.60 of 1%
    VALUE FUND, SAFECO                  Over $1,250,000,000              0.55 of 1%
    MULTI-CAP CORE FUND
    -------------------------------------------------------------------------------
    SAFECO CALIFORNIA TAX-              $0 - $250,000,000                0.50 of 1%
    FREE INCOME FUND,                   $250,000,0001 -
    SAFECO INTERMEDIATE-                $750,000,000                     0.45 of 1%
    TERM MUNICIPAL BOND                 Over $750,000,000                0.40 of 1%
    FUND, SAFECO
    MUNICIPAL BOND FUND
    -------------------------------------------------------------------------------
    SAFECO HIGH-YIELD                   $0 - $250,000,000                0.65 of 1%
    BOND FUND                           $250,000,0001 -
                                        $750,000,000                     0.55 of 1%
                                        Over $750,000,000                0.50 of 1%
    -------------------------------------------------------------------------------
    SAFECO INTERMEDIATE-                $0 - $750,000,000                0.50 of 1%
    TERM BOND FUND                      $750,000,001
                                        $1,250,000,000                   0.45 of 1%
                                        Over $1,250,000,000              0.40 of 1%
    -------------------------------------------------------------------------------
    SAFECO INTERMEDIATE-                $0 - $250,000,000                0.55 of 1%
    TERM U.S. GOVERNMENT                $250,000,0001 -
    FUND                                $750,000,000                     0.50 of 1%
                                        $750,000,001
                                        $1,250,000,000                   0.45 of 1%
                                        Over $1,250,000,000              0.40 of 1%

    -------------------------------------------------------------------------------
    SAFECO INTERNATIONAL                $0 - $250,000,000                1.00 of 1%
    STOCK FUND                          $250,000,0001 -
                                        $750,000,000                     0.90 of 1%
                                        Over $750,000,000                0.80 of 1%
    -------------------------------------------------------------------------------
    SAFECO LARGE-CAP                    $0 - $250,000,000                0.80 of 1%
    GROWTH FUND                         $250,000,0001 -
                                        $750,000,000                     0.75 of 1%
                                        $750,000,001
                                        $1,250,000,000                   0.70 of 1%
                                        Over $1,250,000,000              0.65 of 1%

    -------------------------------------------------------------------------------
    SAFECO MONEY MARKET                 $0 - $250,000,000                0.50 of 1%
    FUND, SAFECO TAX-FREE               $250,000,0001 -
    MONEY MARKET FUND                   $750,000,000                     0.45 of 1%
                                        $750,000,001
                                        $1,250,000,000                   0.40 of 1%
                                        Over $1,250,000,000              0.35 of 1%

    -------------------------------------------------------------------------------
    SAFECO SMALL-CAP                    $0 - $250,000,000                0.75 of 1%
    VALUE FUND                          $250,000,0001 -
                                        $750,000,000                     0.70 of 1%
                                        $750,000,001
                                        $1,250,000,000                   0.65 of 1%
                                        Over $1,250,000,000              0.60 of 1%

In addition to the management fee, your Safeco Fund pays SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:

      ---------------------------------------------------------------
                                                       (In Thousands)
      ---------------------------------------------------------------
      SAFECO BALANCED FUND
      Advisory Fee                                         $   124
      Reimbursement                                        $    79
      ---------------------------------------------------------------
      SAFECO CALIFORNIA TAX-FREE INCOME FUND
      Advisory Fee                                         $   458
      Reimbursement                                        $   109
      ---------------------------------------------------------------
      SAFECO CORE EQUITY FUND
      Advisory Fee                                         $ 4,663
      Reimbursement                                        $   353
      ---------------------------------------------------------------
      SAFECO GROWTH OPPORTUNITIES FUND
      Advisory Fee                                         $ 3,156
      Reimbursement                                        $   499
      ---------------------------------------------------------------
      SAFECO HIGH-YIELD BOND FUND
      Advisory Fee                                         $   266
      Reimbursement                                        $   152
      ---------------------------------------------------------------
      SAFECO INTERMEDIATE-TERM BOND FUND
      Advisory Fee                                         $    52
      Reimbursement                                        $    99
      ---------------------------------------------------------------
      SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
      Advisory Fee                                         $    84
      Reimbursement                                        $   103
      ---------------------------------------------------------------
      SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND
      Advisory Fee                                         $   332
      Reimbursement                                        $   135
      ---------------------------------------------------------------
      SAFECO INTERNATIONAL STOCK FUND
      Advisory Fee                                         $   256
      Reimbursement                                        $   235
      ---------------------------------------------------------------
      SAFECO LARGE-CAP GROWTH FUND
      Advisory Fee                                         $    40
      Reimbursement                                        $    70
      ---------------------------------------------------------------
      SAFECO LARGE-CAP VALUE FUND
      Advisory Fee                                         $   965
      Reimbursement                                        $    58
      ---------------------------------------------------------------
      SAFECO MULTI-CAP CORE FUND
      Advisory Fee                                         $   523
      Reimbursement                                        $   122
      ---------------------------------------------------------------
      SAFECO MONEY MARKET FUND
      Advisory Fee                                         $ 1,960
      Reimbursement                                        $    32
      ---------------------------------------------------------------
      SAFECO MUNICIPAL BOND FUND
      Advisory Fee                                         $ 2,720
      Reimbursement                                        $    10
      ---------------------------------------------------------------
      SAFECO SMALL-CAP VALUE FUND
      Advisory Fee                                         $   345
      Reimbursement                                        $   149
      ---------------------------------------------------------------
      SAFECO TAX-FREE MONEY MARKET FUND
      Advisory Fee                                         $   364
      Reimbursement                                        $    70
      ---------------------------------------------------------------

TERM. The Safeco Advisory Agreement continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

LIMITATION OF LIABILITY. The Safeco Advisory Agreement provides that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the agreement.

TERMINATION, CONTINUANCE AND AMENDMENT. The Safeco Advisory Agreement continues from year to year subject to approval of its continuance at least annually by the vote of (1) a majority of your Safeco Fund's independent trustees, in each case cast in person at a meeting called for the purpose of voting on such approval or (2) a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of each Fund. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by SAM. The contract terminates automatically in the event of its assignment.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of a majority of shareholders entitled to cast votes at the Meeting will constitute a quorum. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment company Act, majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 50% or more of the shares of the applicable Fund represented at the meeting, if at least 67% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting.

----------------------------------------------------------------------------------------------------------------------------
SHARES                        QUORUM                      VOTING
----------------------------------------------------------------------------------------------------------------------------
In General                    All shares "present" in     Shares "present" in person will be voted in person at the Meeting.
                              person or by proxy are      Shares present by proxy will be voted in accordance with
                              counted towards a quorum.   instructions.
----------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the    Considered "present" at     Broker non-votes do not count as a vote "for" and effectively
underlying holder has not     Meeting for purposes of     result in a vote "against" Proposals 1-16, and Proposal 17 if
voted and the broker does     quorum.                     less than 67% of the outstanding shares are present at the Meeting not have discretionary
authority to vote the
shares)
----------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting          Considered "present" at     Voted "for" the proposal.
Instruction (other than       Meeting for purposes of
Broker Non-Vote)              quorum.
----------------------------------------------------------------------------------------------------------------------------
Vote to Abstain               Considered "present" at     Abstentions do not constitute a vote "for" and effectively result
                              Meeting for purposes of     in a vote "against" Proposals 1-16, and Proposal 17 if less than
                              quorum.                     67% of the outstanding shares are present at the Meeting.
----------------------------------------------------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

INVESTMENT ADVISER

Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

The board of trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreements.

Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive

Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

BUYING, EXCHANGING AND SELLING SHARES OF THE PIONEER FUNDS

NET ASSET VALUE. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The Pioneer International Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A Shares of the Pioneer Funds you receive in the reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the reorganizations (i.e., not in the name of a broker) and maintain your account, you may purchase additional Class A Shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.

OPENING YOUR ACCOUNT. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Safeco Fund shares online.

To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

SHARE PRICE. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING PIONEER FUND SHARES. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

EXCHANGING PIONEER FUND SHARES. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

SELLING PIONEER FUND SHARES. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You may have to pay federal income taxes on a sale or an exchange.

   Good Order means that:

     o    You have provided adequate instructions
     o    There are no outstanding claims against your account
     o    There are no transaction limitations on your account
     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
     o    Your request includes a signature guarantee if you:

               o Are selling over $100,000 or exchanging over $500,000 worth of shares

               o Changed your account registration or address within the last 30 days

               o Instruct the transfer agent to mail the check to an address different from the one on your account

               o Want the check paid to someone other than the account owner(s)

               o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING PIONEER FUND SHARES

---------------------------------------------------------------------------------------------------------------
                               BUYING SHARES                          EXCHANGING SHARES
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT FIRM   Normally, your investment firm will    Normally, your investment firm will send
                               send your purchase request to the      your exchange request to the Pioneer
                               Pioneer Funds' transfer agent.         Fund's transfer agent.  CONSULT YOUR
                               CONSULT YOUR INVESTMENT PROFESSIONAL   INVESTMENT PROFESSIONAL FOR MORE
                               FOR MORE INFORMATION.  Your            INFORMATION ABOUT EXCHANGING YOUR SHARES.
                               investment firm may receive a
                               commission from the distributor for
                               your purchase of fund shares.  The
                               distributor or its affiliates may
                               pay additional compensation, out of
                               their own assets, to certain
                               investment firms or their affiliates
                               based on objective criteria
                               established by the distributor.
---------------------------------------------------------------------------------------------------------------
BY PHONE OR ONLINE             YOU CAN USE THE TELEPHONE OR ONLINE    After you establish your Pioneer Fund
                               PURCHASE PRIVILEGE IF you have an      account, YOU CAN EXCHANGE FUND SHARES BY
                               existing non-retirement account or     PHONE OR ONLINE IF:
                               certain IRAs.  You can purchase
                               additional fund shares by phone if:    o   You are exchanging into an existing
                                                                          account or using the exchange to
                               o   You established your bank              establish a new account, provided the
                                   account of record at                   new account has a registration identical
                                   least 30 days ago                      to the original account

                               o   Your bank information has          o   The fund into which you
                                   not  changed for at least              are exchanging offers the
                                   30 days                                same class of shares

                               o   You  are not  purchasing  more     o   You are not exchanging more
                                   than  $25,000  worth of shares         than $500,000 worth of shares
                                   per account per day                    per account per day

                               o   You can provide the proper         You can provide the proper account
                                   account identification             identification information
                                   information
                               When you request a telephone or
                               online purchase, the transfer agent
                               will electronically debit the amount
                               of the purchase from your bank
                               account of record.  The transfer
                               agent will purchase Pioneer Fund
                               shares for the amount of the debit
                               at the offering price determined
                               after the transfer agent receives
                               your
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                               telephone or online purchase
                               instruction and good funds.  It
                               usually takes three business days
                               for the transfer agent to receive
                               notification from your bank that
                               good funds are available in the
                               amount of your investment.
---------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL OR BY      You can purchase Pioneer Fund shares   You can exchange fund shares by MAILING
FAX                            for an existing fund account by        OR FAXING A LETTER OF INSTRUCTION TO THE
                               MAILING A CHECK TO THE TRANSFER        TRANSFER AGENT.  You can exchange Pioneer
                               AGENT.  Make your check payable to     Fund shares directly through the Pioneer
                               the Pioneer Fund.  Neither initial     Fund only if your account is registered
                               nor subsequent investments should be   in your name.  However, you may not fax
                               made by third party check.  Your       an exchange request for more than
                               check must be in U.S. dollars and      $500,000.  Include in your letter:
                               drawn on a U.S. bank.  Include in
                               your purchase request the fund's       o   The name, social security
                               name, the account number and the           number and signature of
                               name or names in the account               all registered owners
                               registration.
                                                                      o   A signature guarantee for
                                                                          each registered  owner if
                                                                          the amount of the exchange
                                                                          is more than $500,000

                                                                      o   The name of the fund
                                                                          out of which you are
                                                                          exchanging  and  the
                                                                          name  of  the   fund
                                                                          into  which  you are
                                                                          exchanging

                                                                      o   The class of shares you
                                                                          are exchanging
                                                                      The dollar amount or number of shares
                                                                      your are exchanging
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SELLING SHARES                                               HOW TO CONTACT PIONEER
---------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your request to     BY PHONE
sell shares to the Pioneer Funds' transfer agent.  CONSULT   For information or to request a telephone transaction
YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.  Each     between 8:00 a.m. and 7:00 p.m. (Eastern time) by
Pioneer Fund has authorized PFD to act as its agent in the   speaking with a shareholder services representative
repurchase of Pioneer Fund shares from qualified             call 1-800-225-6292
investment firms.  Each Pioneer Fund reserves the right to
terminate this procedure at any time.                        To request a transaction using FactFoneSM call
                                                             1-800-225-4321
---------------------------------
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE
OR ONLINE.  You may sell Pioneer Fund shares held in a       Telecommunications Device for the Deaf (TDD)
retirement plan account by phone only if your account is     1-800-225-1997
an eligible IRA (tax penalties may apply).  You may not
sell your shares by phone or online if you have changed      BY MAIL
your address (for checks) or your bank information (for      Send your written instructions to:
wires and transfers) in the last 30 days.                    PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                                             P.O. Box 55014
                                                             Boston, Massachusetts 02205-5014
You may receive your sale proceeds:

o   By check, provided the check is made payable exactly     BY FAX
    as your  account is registered                           Fax your exchange and sale requests to:
                                                             1-800-225-4240

o   By  bank  wire or by electronic funds transfer,
    provided the sale proceeds are being sent to your bank
    address of record                                        ----------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
--------------------------------------------                 EXCHANGE  PRIVILEGE
You can sell some or all of your  Pioneer  Fund shares by    You may make up to four  exchange  redemptions  of Safeco
WRITING DIRECTLY TO THE PIONEER FUND only if your account    Fund account number, the class of shares to be $25,000 or
is registered in your name.  Include in your request your    more per  account  per  calendar  year  out of sold,  the
name, your social security number,  the fund's name, your    dollar  amount  or  number  of  shares to be sold and the
any other applicable requirements as described below. The    fund.
transfer  agent  will  send  the  sale  proceeds  to your
address of record unless you provide other  instructions.    EXCESSIVE TRADING
Your request must be signed by all registered  owners and
be in good order. You may not sell more than $100,000 per    The fund discourages  excessive and/or trading practices,
account per day by fax.                                      such  as  market  timing,   that  may  disrupt  portfolio
                                                             management  strategies  and harm fund request until it is
                                                             received in performance. These practices consist of:

                                                             o   Selling shares purchased within
                                                                 the preceding 90 days;

                                                             o   Two or more purchases and redemptions in any
                                                                 90-day period; or

                                                             o   Any other series of transactions
                                                                 indicative of a timing pattern

                                                             If we identify an account that engages in such
                                                             activity, the fund and the distributor reserve the
                                                             right to refuse or restrict any purchase order
                                                             (including exchanges) for that account and other
                                                             accounts under common ownership or control.
---------------------------------------------------------------------------------------------------------------------

PIONEER FUND SHAREHOLDER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS. You are required to obtain a signature guarantee when you are:

o    Requesting certain types of exchanges or sales of Pioneer Fund shares

o    Redeeming shares for which you hold a share certificate

o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

EXCHANGE LIMITATION. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

REDEMPTION FEE. Pioneer International Equity Fund has adopted a redemption fee on short term holdings of the fund's shares. If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sales proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

EXCESSIVE TRADING. The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

MINIMUM ACCOUNT SIZE. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

OTHER POLICIES. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS AND CAPITAL GAINS

Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors.

Short-term capital gain distributions are taxable as ordinary income. Dividends (other than exempt-interest dividends) are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareowners.

                     PIONEER FUNDS' CLASS A RULE 12B-1 PLANS

As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

COMPENSATION AND SERVICES. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

TRUSTEE APPROVAL AND OVERSIGHT. Each Plan was last approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

TERM, TERMINATION AND AMENDMENT. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS

The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semi-annual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30,2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30,2002, the financial statements of each Pioneer Fund was audited by Arthur Anderson LLP. The information for any semi-annual period has not been audited.

                              PIONEER BALANCED FUND

                              FINANCIAL HIGHLIGHTS

                                                  YEAR        YEAR          YEAR        YEAR        YEAR
                                                 ENDED       ENDED         ENDED        ENDED       ENDED
                                                12/31/03    12/31/02    12/31/01(A)    12/31/00    12/31/99
                                               ---------   ---------   ------------   ---------   ---------
CLASS A

Net asset value, beginning of period           $    8.29   $    9.46    $    9.94     $    9.73   $    9.74
                                               ---------   ---------    ---------     ---------   ---------

Increase (decrease) from investment
   operations:
   Net investment income                       $    0.12   $    0.11    $    0.19     $    0.30   $    0.31
   Net realized and unrealized gain (loss)
      on investments                                1.20       (1.17)       (0.47)         0.22       (0.01)
                                               ---------   ---------    ---------     ---------   ---------

Net increase (decrease) from investment
   operations                                  $    1.32   $   (1.06)   $   (0.28)    $    0.52   $    0.30
Distributions to shareowners:
   Net investment income                           (0.14)      (0.11)       (0.20)        (0.31)      (0.31)
Net increase (decrease) in net asset value     $    1.18   $   (1.17)   $   (0.48)    $    0.21   $   (0.01)
Net asset value, end of period                 $    9.47   $    8.29    $    9.46     $    9.94   $    9.73
                                               =========   =========    =========     =========   =========
Total return*                                      15.99%     (11.20)%      (2.87)%        5.38%       3.15%

Ratio of net expenses to average net
   assets+                                          1.38%       1.41%        1.31%         1.23%       1.23%
Ratio of net investment income to
   average net assets+                              1.25%       1.19%        1.97%         2.96%       3.21%
Portfolio turnover rate                               44%        180%         133%           17%         46%
Net assets, end of period (in thousands)       $ 107,265   $ 106,734    $ 141,746     $ 162,855   $ 214,866

Ratios with reductions for fees paid
   indirectly:
   Net expenses                                     1.38%       1.41%        1.30%         1.20%       1.21%
   Net investment income                            1.25%       1.19%        1.98%         2.99%       3.23%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2002, have not been restated to reflect this change in presentation.

                                  PIONEER FUND

                              FINANCIAL HIGHLIGHTS

                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         12/31/03     12/31/02       12/31/01      12/31/00      12/31/99
                                       -----------   -----------   -----------   -----------   -----------
CLASS A
Net asset value, beginning of
   period                              $     30.76   $     38.87   $     44.26   $     47.60   $     43.30
                                       -----------   -----------   -----------   -----------   -----------

Increase (decrease) from
   investment operations:
   Net investment income               $      0.28   $      0.27   $      0.18   $      0.16   $      0.18
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions            7.24         (8.12)        (5.11)        (0.14)         6.51
                                       -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) from
      investment operations            $      7.52   $     (7.85)  $     (4.93)  $      0.02   $      6.69

Distributions to shareowners:
   Net investment income               $     (0.28)  $     (0.26)  $     (0.16)  $     (0.12)  $     (0.17)
   Net realized gain                            --            --         (0.30)        (3.24)        (2.22)
                                       -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net
      asset value                      $      7.24   $     (8.11)  $     (5.39)  $     (3.34)  $      4.30
                                       -----------   -----------   -----------   -----------   -----------
   Net asset value, end of period      $     38.00   $     30.76   $     38.87   $     44.26   $     47.60
                                       -----------   -----------   -----------   -----------   -----------
Total return*                                24.58%       (20.26)%      (11.13)%        0.12%        15.63%
Ratio of net expenses to average
   net assets+                                1.09%         1.11%         1.14%         1.11%         1.10%
Ratio of net investment income to
   average net assets+                        0.86%         0.75%         0.43%         0.31%         0.39%
Portfolio turnover rate                          6%            7%            6%           20%           10%
   Net assets, end of period (in
      thousands)                       $ 5,370,888   $ 4,584,649   $ 6,140,520   $ 6,645,954   $ 6,638,130

Ratios with reductions for fees paid
   indirectly:
   Net expenses                               1.09%         1.10%         1.13%         1.09%         1.09%
   Net investment income                      0.86%         0.76%         0.44%         0.33%         0.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

                             PIONEER HIGH YIELD FUND

                              FINANCIAL HIGHLIGHTS

                                                   SIX MONTHS ENDED    YEAR ENDED    YEAR ENDED
                                                        4/30/04         10/31/03      10/31/02
                                                   ----------------   -----------   -----------
                                                      (UNAUDITED)
CLASS A
Net asset value, beginning of period                $     11.59       $      9.14   $     10.41
                                                    -----------       -----------   -----------

Increase (decrease) from investment operations:
   Net investment income                            $      0.35       $      0.80   $      0.96
   Net realized and unrealized gain (loss) on
     investments                                           0.17              2.45         (1.24)
                                                    -----------       -----------   -----------
   Net increase (decrease) from investment
      Operations                                    $      0.52       $      3.25   $     (0.28)

Distributions to shareowners:
   Net investment income                                  (0.37)            (0.79)        (0.99)
   Net realized gain                                      (0.01)            (0.01)           --
                                                    -----------       -----------   -----------
   Net increase (decrease) in net asset value       $      0.14       $      2.45   $     (1.27)
                                                    -----------       -----------   -----------
   Net asset value, end of period                   $     11.73       $     11.59   $      9.14
                                                    -----------       -----------   -----------
Total return*                                              4.43%            36.83%        (3.53)%
                                                    ===========       ===========   ===========
Ratio of net expenses to average net assets                1.02%**+          1.06%+        1.03%+
Ratio of net investment income to average net
   assets                                                  5.87%**+          7.30%+        9.20%+
Portfolio turnover rate                                      54%**             38%           29%
   Net assets, end of period (in thousands)         $ 3,660,416       $ 3,268,359   $ 1,260,074

Ratios with no waiver of management fees by PIM
   and no reduction for fees paid indirectly:
   Net expenses                                            1.02%**           1.06%         1.10%
   Net investment income                                   5.87%**           7.30%         9.13%

Ratios with waiver of management fees by PIM
   and reduction for fees paid indirectly:
   Net expenses                                            1.02%**           1.06%         1.03%
   Net investment income                                   5.87%**           7.30%         9.20%

                                PIONEER BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS
                                                                  ENDED       YEAR ENDED
                                                                12/31/03       6/30/03
                                                               -----------    ----------
                                                                      (UNAUDITED)
CLASS A
Net asset value, beginning of period                           $      9.41    $     8.89
                                                               -----------    ----------

Increase from investment operations:
   Net investment income                                       $      0.20    $     0.45
   Net realized and unrealized gain (loss) on investments               --          0.53
                                                               -----------    ----------
   Net increase from investment operations                     $      0.20    $     0.98

Distributions to shareowners:
   Net investment income                                             (0.27)        (0.46)
                                                               -----------    ----------
   Net increase (decrease) in net asset value                  $     (0.07)   $     0.52
                                                               -----------    ----------
   Net asset value, end of period                              $      9.34    $     9.41
                                                               -----------    ----------
Total return*                                                         2.23%        11.38%
Ratio of net expenses to average net assets+                          1.18%**       1.20%
Ratio of net investment income to average net assets+                 4.29%**       5.02%
Portfolio turnover rate                                                 72%**         48%
      Net assets, end of period (in thousands)                 $   164,866    $ 183,338

Ratios with reductions for fees paid indirectly:
      Net expenses                                                    1.18%**       1.20%
      Net investment income                                           4.29%**       5.02%


                          PIONEER TAX FREE INCOME FUND

                              FINANCIAL HIGHLIGHTS

                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 12/31/03     12/31/02     12/31/01     12/31/00      12/31/99
                                                ----------   ----------   ----------   ----------    ----------
CLASS A
Net asset value, beginning of period             $   11.61    $   11.47    $   11.70    $   10.98     $   12.02
                                                 ---------    ---------    ---------    ---------     ---------

Increase (decrease) from investment
   operations:
   Net investment income                         $    0.56    $    0.56    $    0.53    $    0.52     $    0.51
   Net realized and unrealized gain (loss)
      on investments                                  0.09         0.23        (0.05)        0.72         (1.02)
                                                 ---------    ---------    ---------    ---------     ---------

Net increase (decrease) from investment
   operations                                    $    0.65    $    0.79    $    0.48    $    1.24     $   (0.51)
Distributions to shareowners:
   Net investment income                             (0.56)       (0.57)       (0.53)       (0.52)        (0.51)
   In excess of net investment income                   --           --           --        (0.00)(a)        --
   Net realized gain                                    --        (0.08)       (0.18)          --         (0.02)
                                                 ---------    ---------    ---------    ---------     ---------
Net increase (decrease) in net asset value       $    0.09    $    0.14    $   (0.23)   $    0.72     $   (1.04)
Net asset value, end of period                   $   11.70    $   11.61    $   11.47    $   11.70     $   10.98
                                                ==========   ==========   ==========   ==========    ==========
Total return*                                         5.80%        7.07%        4.13%       11.63%        (4.29)%

Ratio of net expenses to average net
   assets+                                            0.93%        0.93%        0.92%        0.95%         0.93%
Ratio of net investment income to average
   net assets+                                        4.88%        4.83%        4.49%        4.62%         4.43%
Portfolio turnover rate                                 80%         161%          92%          14%           24%
Net assets, end of period (in thousands)         $ 326,173    $ 343,872    $ 333,867    $ 341,179     $ 368,559

Ratios with reductions for fees paid
   indirectly:
   Net expenses                                       0.93%        0.92%        0.91%        0.91%         0.92%
   Net investment income                              4.88%        4.84%        4.50%        4.66%         4.44%

(a)  Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                          PIONEER AMERICA INCOME TRUST

                              FINANCIAL HIGHLIGHTS

                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                           12/31/03     12/31/02    12/31/01(A)      12/31/00     12/31/99
                                                          ----------   ----------   -----------   ------------   ----------
CLASS A
Net asset value, beginning of period                      $   10.27    $    9.79    $    9.76     $   9.30       $   10.10
                                                          ---------    ---------    ---------     --------       ---------

Increase from investment operations:
   Net investment income                                  $    0.28    $    0.40    $    0.52     $   0.58       $    0.55
   Net realized and unrealized gain
      (loss) on investments                                   (0.13)        0.54         0.05         0.46           (0.80)
   Net increase (decrease) from
      investment operations                               $    0.15    $    0.94    $    0.57     $   1.04       $   (0.25)

Distributions to shareowners:
   Net investment income                                      (0.47)       (0.46)       (0.51)       (0.58)          (0.55)
   Net realized gain                                             --           --        (0.03)          --              --
                                                          ---------    ---------    ---------     --------       ---------
   Net increase (decrease) in net asset
      value                                               $   (0.32)   $    0.48    $    0.03     $   0.46       $   (0.80)
                                                          ---------    ---------    ---------     --------       ---------
   Net asset value, end of period                         $    9.95    $   10.27    $    9.79     $   9.76       $    9.30
                                                          =========    =========    =========     ========       =========
Total return*                                                  1.47%        9.78%        5.92%       11.58%          (2.52)%
Ratio of net expenses to average net
   assets+                                                     1.10%        1.00%        1.01%        1.04%           1.01%
Ratio of net investment income to
   average net assets+                                         2.85%        4.17%        5.14%        6.09%           5.63%
Portfolio turnover rate                                          66%          76%          72%          56%             72%
   Net assets, end of period (in
      thousands)                                          $ 153,939    $ 164,393    $ 115,998     $ 96,068       $ 111,262

Ratios with no waiver of
   management fees by PIM and no
   reductions for fees paid indirectly:
   Net expenses                                                1.12%        1.08%        1.12%        1.16%           1.14%
   Net investment income                                       2.83%        4.09%        5.03%        5.97%           5.50%

Ratios with waiver of management
   fees by PIM and reductions for fees
   paid indirectly:
   Net expenses                                                1.10%        1.00%        1.00%        1.00%           1.00%
   Net investment income                                       2.85%        4.18%        5.15%        6.13%           5.64%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

                        PIONEER INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          3/31/04     3/31/03      3/31/02      3/31/01      3/31/00
                                        ----------   ----------   ----------   ----------   ----------
CLASS A
Net asset value, beginning of
period                                    $ 11.64     $  15.94     $  16.81     $  27.50     $  18.55
                                          -------     --------     --------     --------     --------
Increase (decrease) from investment
   operations:
   Net investment income (loss)           $  0.10     $   0.05     $  (0.06)    $  (0.16)    $  (0.06)
   Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions          5.81        (4.35)       (0.78)       (9.25)        9.09
   Net increase (decrease) from
      investment operations               $  5.91     $  (4.30)    $  (0.84)    $  (9.41)    $   9.03

Distributions to shareowners:
Net investment income                          --           --           --           --        (0.08)
   Net realized gain                           --           --        (0.03)       (1.28)          --
                                          -------     --------     --------     --------     --------
Net increase (decrease) in net asset
   value                                  $  5.91     $  (4.30)    $  (0.87)    $ (10.69)    $   8.95
                                          -------     --------     --------     --------     --------
Net asset value, end of period            $ 17.55     $  11.64     $  15.94     $  16.81     $  27.50
                                          =======     ========     ========     ========     ========
Total return(*)                             50.77%      (26.98)%      (4.98)%     (34.95)%      48.70%
Ratio of net expenses to average net
   assets(+)                                 1.75%        1.76%        1.75%        1.77%        1.76%
Ratio of net investment income (loss)
   to average net assets(+)                  0.67%        0.30%       (0.35)%      (0.75)%      (0.23)%
Portfolio turnover rate                       169%          45%          77%          50%          59%
   Net assets, end of period (in
      thousands)                          $ 18,345    $ 11,578     $ 16,455     $ 20,689     $ 41,276

Ratios with no waiver of
   management fees
   and assumption of expenses by PIM
   and no reduction for fees paid
   indirectly:
   Net expenses                              2.80%        2.94%        2.68%        2.12%        2.10%
   Net investment loss                      (0.38)%      (0.88)%      (1.28)%      (1.10)%      (0.57)%

Ratios with waiver of management
   fees and assumption of expenses
   by PIM and reduction for fees
   paid indirectly:
   Net expenses                              1.75%        1.75%        1.75%        1.75%        1.75%
   Net investment income (loss)              0.67%        0.31%       (0.35)%      (0.73)%      (0.22)%

(*) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(+)  Ratios with no reduction for fees paid indirectly.

                              PIONEER GROWTH SHARES

                              FINANCIAL HIGHLIGHTS

                                       YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                        12/31/03    12/31/02(A)    12/31/01      12/31/00      12/31/99
CLASS A
Net asset value, beginning of
   period                               $   9.05     $   13.90     $   17.21    $     20.16   $     20.34
                                        --------     ---------     ---------    -----------   -----------

Increase (decrease) from
   investment operations:
   Net investment loss                  $  (0.04)    $   (0.04)    $   (0.04)   $     (0.09)  $     (0.09)
   Net realized and unrealized gain
      (loss) on investments                 2.41        (4.81)        (3.27)         (1.81)         1.59
                                        --------     ---------     ---------    -----------   -----------
   Net increase (decrease) from
      investment operations             $   2.37     $   (4.85)    $   (3.31)   $     (1.90)  $      1.50

Distributions to shareowners:
   Net realized gain                          --           --            --          (1.05)         (1.68)
                                        --------     ---------     ---------    -----------   -----------
   Net increase (decrease) in net
      asset value                       $   2.37     $   (4.85)    $   (3.31)   $     (2.95)  $     (0.18)
                                        --------     ---------     ---------    -----------   -----------
   Net asset value, end of period       $  11.42     $    9.05     $   13.90    $     17.21   $     20.16
                                        ========     =========     =========    ===========   ===========
Total return(*)                            26.19%      (34.89)%      (19.23)%        (9.57)%        7.40%
Ratio of net expenses to average net
   assets(+)                                1.45%        1.39%         1.18%          1.22%          1.02%
Ratio of net investment loss to
   average net assets(+)                   (0.42)%      (0.39)%       (0.29)%        (0.60)%        (0.41)%
Portfolio turnover rate                       47%          88%          111%            58%            48%
   Net assets, end of period (in
     thousands)                         $ 516,234    $ 452,070     $ 836,149    $ 1,197,025   $ 1,935,072

Ratios with reductions for fees paid
   indirectly:
   Net expenses                             1.45%        1.38%         1.16%          1.19%         1.00%
   Net investment loss                     (0.42)%      (0.38)%       (0.27)%        (0.57)%        (0.39)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                 ENDED         YEAR ENDED    YEAR ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                3/31/04         9/30/03        9/30/02         9/30/01      9/30/00      9/30/99
                                               -----------    -----------   --------------   -----------   -----------  ------------
CLASS A
Net asset value, beginning of period           $     16.25    $     15.29   $        19.12   $     22.67   $     20.16  $     18.32
                                               -----------    -----------   --------------   -----------   -----------  -----------

Increase (decrease) from investment
   operations:
   Net investment income                       $      0.07    $      0.11   $         0.15   $      0.17   $      0.20  $      0.21
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                    2.52           3.20            (3.17)        (2.05)          3.0        21.97
                                               -----------    -----------   --------------   -----------   -----------  -----------
Net increase (decrease) from investment
   operations                                  $      2.59    $      3.31   $        (3.02)  $     (1.88)  $      3.22  $      2.18

Distributions to shareowners:
   Net investment income                             (0.08)         (0.24)           (0.09)        (0.14)        (0.20)       (0.19)
   Net realized gain                                 (0.04)         (2.11)           (0.72)        (1.53)        (0.51)       (0.15)
                                               -----------    -----------   --------------   -----------   -----------  -----------
Net increase (decrease) in net asset value     $      2.47    $      0.96   $        (3.83)  $     (3.55)  $      2.51  $      1.84
Net asset value, end of period                 $     18.72    $     16.25   $        15.29   $     19.12   $     22.67  $     20.16
                                               -----------    -----------   --------------   -----------   -----------  -----------
Total return(*)                                      15.98%         22.94%          (16.78)%       (8.88)%       16.29%       11.86%

Ratio of net expenses to average net
   assets+1.06%(**)                                   1.19%          1.16%            1.01%         0.96%        0.96%
Ratio of net investment income to average
   net assets(+)                                      0.70%**        0.85%            0.74%          0.76%        0.81%        0.93%
Portfolio turnover rate                                 35%**          40%              61%            3%            3%          12%
Net assets, end of period (in thousands)       $ 3,843,212    $ 3,424,962      $ 3,016,623   $ 3,885,560   $ 4,614,739  $ 5,125,858

Ratios assuming reduction for fees paid
indirectly:
   Net expenses                                       1.06%**        1.19%            1.16%         0.99%         0.94%        0.95%
   Net investment income                              0.70%**        0.85%            0.74%         0.78%         0.83%        0.94%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.
**   Annualized.

                           PIONEER CASH RESERVES FUND

                              FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED   YEAR ENDED
                                                                  12/31/03     12/31/02
                                                                 ----------   ----------
CLASS A

Net asset value, beginning of period                             $     1.00   $     1.00
                                                                 ----------   ----------
Increase (decrease) from investment operations:
   Net investment income                                         $    0.003   $     0.01

Distributions to shareowners:
    Net investment income                                            (0.003)       (0.01)
                                                                 ----------   ----------
    Net asset value, end of period                               $     1.00   $     1.00
                                                                 ----------   ----------
Total return(*)                                                        0.26%        1.15%

Ratio of net expenses to average net assets                           +1.00%        0.76%
Ratio of net investment income to average net assets                  +0.26%        1.18%
Net assets, end of period (in thousands)                         $  227,052   $  268,861

Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reductions for fees paid indirectly:
   Net expenses                                                        1.06%        0.93%
   Net investment income                                               0.20%        1.01%

Ratios with waiver of management fees and assumption of
   expenses by PIM and reductions for fees paid indirectly:
   Net expenses                                                        0.99%        0.75%
   Net investment income                                               0.27%        1.19%

                           PIONEER MID CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS

                               SIX MONTHS
                                 ENDED           YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                4/30/04           10/31/03       10/31/02     10/31/01     10/31/00     10/31/99
                               -----------       -----------    ----------   ----------   ----------   -----------
                                                                      (UNAUDITED)
CLASS A
Net asset value,
   beginning of period         $     22.25       $     16.93    $   19.29    $   20.83    $   19.90    $     19.02
                               -----------       -----------    ---------    ---------    ---------    -----------

Increase (decrease) from
   investment operations:
Net investment income
   (loss)                      $      0.01       $      0.04    $   (0.02)   $   (0.01)   $    0.11    $      0.12
Net realized and
   unrealized gain (loss)
   on investments                     2.03              5.28        (0.97)        0.34         3.46           1.70
                               -----------       -----------    ---------    ---------    ---------    -----------
Net increase (decrease)
   from investment
   operations                  $      2.04       $      5.32    $   (0.99)   $    0.33    $    3.57    $      1.82

Distributions to
   shareowners:
Net investment income                (0.03)               --           --           --           --          (0.02)
Net realized gain                    (0.49)               --        (1.37)       (1.87)       (2.64)         (0.92)
                               -----------       -----------    ---------    ---------    ---------    -----------
Net increase (decrease)
   in net asset value                 1.52       $      5.32    $   (2.36)   $   (1.54)   $    0.93    $      0.88
                               -----------       -----------    ---------    ---------    ---------    -----------
Net asset value, end of
   period                      $     23.77       $     22.25    $   16.93    $   19.29    $   20.83    $     19.90
                               ===========       ===========    =========    =========    =========    ===========
Total return*                         9.37%            31.42%       (5.99)%       1.85%       20.00%         10.02%
Ratio of net expenses to
   average net assets+                1.19%**(a)        1.37%        1.30%        1.24%        1.13%          1.18%
Ratio of net investment
   income (loss) to
   average net assets+                0.08%**(a)        0.24%       (0.09)%       0.01%        0.27%          0.37%
Portfolio turnover rate                 46%**             58%          65%          95%          70%            75%
Net assets, end of period
   (in thousands)              $ 1,363,097       $ 1,208,400    $ 890,856    $ 921,310    $ 945,583    $ 1,067,562

Ratios with reduction for
   fees paid indirectly:
Net expenses                          1.19%**(a)        1.37%        1.30%        1.22%        1.11%          1.16%
Net investment income (loss)          0.08%**(a)        0.24%       (0.09)%       0.03%        0.29%          0.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a) In the absence of the negative printing fees in the statement of operations, which relates to a change in estimate for printing fees in the period ended October 31, 2003, the gross expense ratio and net investment income ratio to average net assets would have been 1.20% and 0.07%, respectively.

                          PIONEER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                                SIX MONTHS
                                                  ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 5/31/04       11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
                                                ----------    ----------   ----------   ----------   ----------   ----------
CLASS A
Net asset value, beginning of period            $   27.10     $   21.51    $   22.46     $  20.10     $  17.40     $  13.85
                                                ---------     ---------    ---------     --------     --------     --------

Increase (decrease) from investment
   operations:
   Net investment loss                          $   (0.07)    $   (0.07)   $   (0.24)    $  (0.09)    $  (0.12)    $  (0.08)
   Net realized and unrealized gain (loss)
      on investments and futures contracts           2.67          5.78        (0.69)        3.29         3.13         3.63
                                                ---------     ---------    ---------     --------     --------     --------
Net increase (decrease) from investment
   operations                                   $    2.60     $    5.71    $   (0.93)    $   3.20     $    .01     $   3.55

Distributions to shareowners:
  Net realized gain                                    --         (0.12)       (0.02)       (0.84)       (0.31)          --
                                                ---------     ---------    ---------     --------     --------     --------
Net increase (decrease) in net asset value      $    2.60     $    5.59    $   (0.95)    $   2.36     $   2.70     $   3.55
                                                ---------     ---------    ---------     --------     --------     --------
Net asset value, end of period                  $   29.70     $   27.10    $   21.51     $  22.46     $  20.10     $  17.40
                                                =========     =========    =========     ========     ========     ========
Total return*                                        9.59%        26.56%       (4.16)%      15.92%       17.26%       25.63%

Ratio of net expenses to average net
  assets+                                            1.51%**       1.66%        1.65%        1.79%        1.72%        2.02%
Ratio of net investment loss to average                                                                                   *
  net assets+                                       (0.50)%*      (0.32)%      (0.49)%      (0.33)%      (0.27)%      (0.71)%
Portfolio turnover rate                                31%**         37%          31%          49%          61%          78%
Net assets, end of period (in thousands)        $ 256,248     $ 201,892    $ 139,170     $ 73,855     $ 58,323     $ 33,714

Ratios with no waiver of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                       1.51%**       1.66%        1.65%        1.79%        1.72%        2.02%
  Net investment loss                               (0.50)%**     (0.32)%      (0.49)%      (0.33)%      (0.27)%      (0.71)%

Ratios with waiver of management fees
   and assumption of expenses by PIM
   and reduction for fees paid indirectly:
   Net expenses                                      1.51%**       1.65%        1.63%        1.76%        1.69%        1.98%
   Net investment loss                              (0.50)%**     (0.31)%      (0.47)%      (0.30)%      (0.24)%      (0.67)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Safeco Fund; by personnel of your Safeco Fund, Pioneer Funds' investment adviser, Pioneer, their transfer agent, PIMSS, or by broker-dealer firms. [ ] has been retained to provide proxy solicitation services to the Funds at a cost of approximately $[_____]. Pioneer and Symetra will bear the cost of such solicitation.

REVOKING PROXIES

A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at [ ], or

o by returning a duly executed proxy with a later date before the time of the Meeting, or

o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

Only shareholders of record on [ ], 2004 (the "record date") are entitled to notice of and to vote at the Meetings. The presence in person or by proxy by one-third of the outstanding shares entitled to cast votes at the Meeting will constitute a quorum.

As of the record date, the following number of shares of each Safeco Fund were outstanding.

-------------------------------------------------------------
FUND              SHARE OUTSTANDING
-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

OTHER BUSINESS

Your Fund's board of trustees knows of no business to be presented for consideration at the Meetings other than Proposals 1-17. If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If, by the time scheduled for a Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the board of trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

INTERNET VOTING

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o    Read the proxy statement and have your proxy card at hand.

o    Go to the Web site listed on your proxy card.

o    Enter control number found on your proxy card.

o    Follow the simple instructions on the Web site. Please call
     [__________________] us at [1-800-________] if you have any problems.

o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.]

SHAREHOLDERS' PROPOSALS

Your Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund at [ ] within a reasonable time before any meeting. If the reorganization is completed, your Safeco Fund will not hold another shareholder meeting.

APPRAISAL RIGHTS

If the reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the reorganizations. After the reorganization, shareholders of your Safeco Funds will hold shares of the Pioneer Funds which may also be redeemed at net asset value subject to deferred sales charges (if any).

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of your Safeco Fund, as of [ ], 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.

-----------------------------------------------------------------------------------
FUND/CLASS        SHAREHOLDER NAME AND ADDRESS                ACTUAL PERCENTAGE
                                                              OWNED
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

                                                              %
-----------------------------------------------------------------------------------

As of December 31, 2003, the trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund. As of December 31, 2003, the trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of the Pioneer Fund.

                                     EXPERTS

Safeco Funds

The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report at and for the year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

Pioneer Funds

The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report at for the year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

ANNEX A - Agreement and Plan of Reorganization

      [THIS IS THE FORM OF AGREEMENT AND PLAN OF REORGANIZATION FOR THOSE REORGANIZATIONS INTENDED TO QUALIFY AS UNDER SUBSECTIONS (C), (D) OR (F) OF
   SECTION 368(A)(1) OF THE INTERNAL REVENUE CODE. REVISIONS TO THIS FORM OF AGREEMENT AND THE TAX REPRESENTATION CERTIFICATES ATTACHED TO THIS AGREEMENT
WILL NEED TO BE MADE FOR THE VARIABLE CONTRACT FUND REORGANIZATIONS AND THE TAX
       REPRESENTATION CERTIFICATES ALSO WILL NEED TO BE REVISED FOR THOSE REORGANIZATIONS INTENDED TO QUALIFY UNDER SUBSECTIONS (C) OR (D) OF SECTION
                                   368(A)(1)]

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made this day of August, 2004, by and between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust (the "ACQUIRING TRUST") on behalf of its series [name of Pioneer Fund] (the "ACQUIRING FUND"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "SAFECO TRUST"), on behalf of [name of Safeco Fund] (the "ACQUIRED FUND"), a series of the Safeco Trust with its principal place of business at . The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "FUNDS" and individually as a "FUND."

This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is used in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the Closing Date (the "CLOSING DATE") set forth below (collectively, the "ASSUMED LIABILITIES"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Safeco Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund, are in the best interests of the Acquired Fund shareholders and are not dilutive of the interests of the shareholders of the Acquired Fund.

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund, are in the best interests of the Acquiring Fund shareholders and are not dilutive of the interests of the shareholders of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "ACQUIRED ASSETS") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "SECURITIES ACT"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate NAV determined in the manner set forth in Paragraph 2.2 equal to the NAV of the Acquired Fund; and (ii) to assume the Assumed Liabilities, as set forth in Paragraph 1.3. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Trust and the Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between the Safeco Trust and the Acquiring Fund, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules of the Securities and Exchange Commission (the "COMMISSION") thereunder to the extent such records pertain to the Acquired Fund.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at the Closing.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "LIQUIDATION DATE"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive such number of Acquiring Fund Shares that have an aggregate NAV per share equal to the aggregate NAV per share of the shares of beneficial interest of the Acquired Fund (the "ACQUIRED FUND SHARES") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "AFFIDAVIT"), to Pioneer Investment Management Shareholder Services, Inc. prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of the Acquired Fund Shares, but shall evidence ownership of Acquiring Fund Shares as determined in accordance with Paragraph 1.4. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered by an Acquired Fund Shareholder, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to such Acquired Fund Shareholder, but such Acquired Fund Shareholder may not redeem or transfer Acquiring Fund Shares received in the Reorganization. 1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

2. VALUATION

2.1 The NAV of the Acquiring Fund Shares and the NAV (as computed below) of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "VALUATION TIME"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "ACQUIRING FUND ADVISER") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "DECLARATION"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date (other than a nominal amount of assets attributable to the shares issued to the Acquiring Fund Adviser, or its affiliate, as the initial shareholder of the Acquiring Fund), the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of the Acquired Fund. The NAV of the Acquired Assets shall be computed by Safeco Asset Management, Inc. (the "ACQUIRED FUND ADMINISTRATOR") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "STATEMENT OF ASSETS AND LIABILITIES"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm the NAV of the Acquired Assets.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be , 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganizations (the "CLOSING") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "ACQUIRED FUND CUSTODIAN") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "ACQUIRING FUND CUSTODIAN") for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the transfer of beneficial ownership thereof to the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "SHAREHOLDER LIST") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect.

(c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets as of and for the most recent fiscal year have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

(g) Since [most recent fiscal year end], except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or in its semi-annual report for the period ended [ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for qualification. The Acquired Fund has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

     (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

     (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

     (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

     (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

     (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

     (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

     (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "TAX RESERVES"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

     (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section 6662 of the Code;

     (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

     (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in ANNEX B;

     (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

     (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

     (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

     (O) The Acquired Fund is not a party to a gain recognition agreement under
     Section 367 of the Code;

     (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

     (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.1; and

     (R) For purposes of this Agreement, "TAXES" or "TAX" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "TAX RETURNS" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Acquired Fund Shares, nor is there outstanding any security convertible into any of its Acquired Fund Shares;

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) The information included in the proxy statement (the "PROXY STATEMENT") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "REGISTRATION STATEMENT") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectus and statement of additional information of the Acquired Fund, each dated [ ] (collectively, the "ACQUIRED FUND PROSPECTUS"), and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

(q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) [F Reorg only][The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;]

(s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "INVESTMENT ADVISERS ACT"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t) The Acquired Fund tax representation certificate to be delivered by the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "ACQUIRED FUND TAX REPRESENTATION CERTIFICATE") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished in writting by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

(g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets as of and for the period ended [most fiscal year end] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(h) Since [most recent fiscal year end], except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or in its semi-annual report for the period ended [ ], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund's shares arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(i)  [FOR THE "F" REORGS REPLACE REP BELOW FOR "C" OR "D" REORGS WITH THE
     FOLLOWING: "THE ACQUIRING FUND INTENDS TO ELECT TO QUALIFY AS A REGULATED INVESTMENT COMPANY UNDER SECTION 851 OF THE CODE AND WILL MEET ON THE CLOSING DATE THE REQUIREMENTS OF SUBCHAPTER M OF THE CODE FOR QUALIFICATION AND TREATMENT AS A REGULATED INVESTMENT COMPANY. [ FOR "C" OR "D" REORGS:
     For each taxable year of its operation since its inception (including the current taxable year), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code[refer to 817 REQUIREMENTS in case of variable contract funds]. ] The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code.

     (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

     (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

     (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

     (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

     (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

     (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

     (H) The Acquiring Fund has delivered to the Acquired Fund or made available to the Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section 6662 of the Code;

     (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

     (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in ANNEX A;

     (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

     (L) The Acquiring Fund is not a party to a gain recognition agreement under
     Section 367 of the Code; and

     (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.1

(j) The Acquiring Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished in writting by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(o) All of the issued and outstanding Acquiring Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectus and statement of additional information of the Acquiring Fund, each dated [ ] (collectively, the "ACQUIRING FUND PROSPECTUS"), and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

(q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(r) The Acquiring Fund tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "ACQUIRING FUND TAX REPRESENTATION Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2 The Safeco Trust will call a special meeting of theAcquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "PROXY MATERIALS") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)[INSERT (F), (C) OR (D), AS APPLICABLE] of the Code and shall not take any position inconsistent with such treatment.

5.10 From and after the date of this Agreement and through the time of the Closing on the Closing Date, the each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11 Each of the Acquired Fund and the Acquiring Fund shall prepare, or cause to be prepared all Tax Returns of the Acquired Fund or the Acquiring Fund, as the case may be, for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund and the Acquiring Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as ANNEX A, concerning certain tax-related matters with respect to the Acquiring Fund;

6.4 The Acquired Fund shall have received at the Closing a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to Acquired Fund; and

6.5 The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund by its President or Secretary and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as ANNEX B, concerning certain tax-related matters with respect to the Acquired Fund; and

7.5 The Acquiring Fund shall have received at the Closing a favorable opinion of Kirpatrick & Lockhart dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Fund; and

7.6 With respect to the Acquired Fund, the Board of Directors of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Instrument of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of common stock of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. [FOR "C OR "D" REORG ONLY:
"AND;"]

[FOR "C" OR "D" REORG ONLY: 8.6 THE ACQUIRED FUND SHALL HAVE DISTRIBUTED TO ITS SHAREHOLDERS, IN A DISTRIBUTION OR DISTRIBUTIONS QUALIFYING FOR THE DEDUCTION FOR DIVIDENDS PAID UNDER SECTION 561 OF THE CODE, ALL OF ITS INVESTMENT COMPANY TAXABLE INCOME (AS DEFINED IN SECTION 852(B)(2) OF THE CODE DETERMINED WITHOUT REGARD TO SECTION 852(B)(2)(D) OF THE CODE) FOR ITS TAXABLE YEAR ENDING ON THE CLOSING DATE, ALL OF THE EXCESS OF (I) ITS INTEREST INCOME EXCLUDABLE FROM GROSS INCOME UNDER SECTION 103(A) OF THE CODE OVER (II) ITS DEDUCTIONS DISALLOWED UNDER SECTION 265 AND 171(A)(2) OF THE CODE FOR ITS TAXABLE YEAR ENDING ON THE CLOSING DATE, AND ALL OF ITS NET CAPITAL GAIN (AS SUCH TERM IS USED IN SECTIONS 852(B)(3)(A) AND (C) OF THE CODE), AFTER REDUCTION BY ANY AVAILABLE CAPITAL LOSS CARRYFORWARD, FOR ITS TAXABLE YEAR ENDING ON THE CLOSING DATE.]

9. BROKERAGE FEES AND EXPENSES

9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The parties have been informed by Occum Acquisition Corp and Pioneer Investment Management, Inc. that they will pay all expenses of the Acquired Fund and the Acquiring Fund associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

(d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or prior to [ ] or such other date as the parties may mutually agree upon in writing.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the directors, trustees or officers of the Safeco Trust, or the Acquired Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund' Shares to be received by the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund's shareholders without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o ; with copies to: ., and the Acquiring Fund c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and the directors of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees or directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                              [Safeco Trust] on behalf of
                                                     [Safeco Fund]


By:                                         By:
     -------------------------------             -------------------------------

Name:                                                Name:

Title:  Secretary                           Title:  President

                                                    [PIONEER TRUST] on behalf of
Attest:                                             [Pioneer Fund]


By:                                         By:
     ----------------------                      ----------------------

Name:                                       Name:

Title:                                      Title:

         Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                    [PIONEER TRUST ON BEHALF OF PIONEER FUND]

This certificate is being delivered in connection with the transaction, to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a Delaware statutory Trust (the "Acquiring Trust") on behalf of its series [Pioneer Fund] ("Acquiring Fund") and [Safeco Trust]., a Delaware statutory trust, on behalf of [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

1. Acquiring TRUST is a [statutory][business] trust established under the laws of the [State of Delaware][Commonwealth of Massachusetts], and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no issued and outstanding shares of Acquiring Fund prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund.

2. Neither Acquiring Fund nor any person treated as related to Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) nor any partnership of which Acquiring Fund or any such related person is a partner has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under
Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treas. Reg. 1.368-1(d)(2) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treas. Reg. 1.368-1(d)(3)acquired from Acquired Fund in the ordinary course of a business.

4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the "Code").

5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

7. Acquiring Fund will properly elect to be treated as a regulated investment company under Subchapter M of the Code and will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

8. Acquiring Fund meets the requirements of a regulated investment company in
Section 368(a)(2)(F) of the Code.

9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Assumed Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Assumed Liabilities and the issuance of such Acquiring Fund Shares.

12. Immediately following the transaction, Acquired Fund shareholders will own all of the outstanding Acquiring Fund Shares, other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of the Acquiring Fund, and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for Acquired Fund assets.

13. The transaction is being undertaken for valid and substantive business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquiring Fund.

                                    * * * * *

The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Wilmer Cutler Pickering Hale and Dorr LLP immediately a written notice to that effect.

                                                  [PIONEER TRUST] ON BEHALF OF
                                                  [PIONEER FUND]

                                                  By:
                                                     ---------------------------

                                                  Name:
                                                       -----------------

                                                  Title:
                                                        ------------------------

Dated:

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                                 [SAFECO TRUST]
                           ON BEHALF OF [SAFECO FUND]

This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a Delaware statutory Trust on behalf of its series, [Pioneer Fund] ("Acquiring Fund") and [Safeco Trust]., a Delaware statutory trust ("SAFECO TRUST"), on behalf of [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

The undersigned officer of the Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

1. Acquired Fund is a series of the Safeco Trust, a statutory trust organized under the laws of the state of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)) nor any partnership in which Acquired Fund or any such related person is a partner has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of shareholders of Acquired Fund to engage in any transaction with Acquired Fund, the Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

4. In the transaction, Acquired Fund will transfer its assets and Assumed Liabilities to Acquiring Fund such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities (other than any liabilities not included in Assumed Liabilities) as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets, constitute less than 1% of the net assets of Acquired Fund.

5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Assumed Liabilities and the issuance of such Acquiring Fund Shares.

6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Acquired Fund Liabilities assumed by the Acquiring Fund.

7. As or the Closing Date, the adjusted basis and the fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the Assumed Liabilities within the meaning of Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives, and its other properties, if any, pursuant to the transaction and will be liquidated promptly thereafter.

10. The expenses of Acquired Fund incurred by it in connection with the transaction which are to be assumed by Acquiring Fund, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies as such as of the time of the Closing on the Closing Date.

13. Acquired Fund meets the requirements of a regulated investment company in
Section 368(a)(2)(F) of the Code.

14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

15. Acquired Fund does not pay compensation to any shareholder-employee.

16. Immediately following the transaction, Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares issued to Acquired Fund pursuant to the transaction and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

18. The transaction is being undertaken for valid and substantial business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Fund.

                                    * * * * *

The undersigned officer of the Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Wilmer Cutler Pickering Hale and Dorr LLP immediately a written notice to that effect.

                                                          SAFECO TRUST, ON BEHALF OF
                                                          [SAFECO FUND}

                                                          By:
                                                             ------------------------------------

                                                              Name:
                                                                       --------------------------

                                                              Title:
                                                                       --------------------------

Dated:

ANNEX B - Form of Interim Advisory Agreement

     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and [SAFECO TRUST], a Delaware statutory trust (the "Trust"), on behalf of its series [SAFECO FUNDS] (the "Fund").

     Whereas, Safeco Asset Management Company has acted as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated (the "Prior Agreement").

     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into [name of Pioneer Fund], (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

     In witness whereof, the parties hereto have executed this Agreement as the2ndt day of August 2004.

                                                              [SAFECO TRUST]

                                                              By:
                                                                   ------------------------------------------------
                                                              Its:
                                                                    -----------------------------------------------

                                                              PIONEER INVESTMENT MANAGEMENT, INC.


                                                              By:
                                                                   ------------------------------------------------
                                                              Its:
                                                                    -----------------------------------------------

ANNEX C - ADDITIONAL INFORMATION PERTAINING TO PIONEER

OWNERSHIP OF PIONEER. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano.

PORTFOLIO TRANSACTION POLICIES

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this proxy statement and provides other information regarding the similar funds.

-------------------------------------------------------------------------------------------------------------
Pioneer Fund                 Amount of Management       Net assets of Fund as of   Management fee rate (as
                             Fees waived or expenses    June 30, 2004              a percentage of average
                             reimbursed                                            daily net assets
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                               PIONEER VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 2004

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated _________, 2004) which covers Investor Class shares of Pioneer Value Fund to be issued in exchange for shares of Safeco Large-Cap Value Fund, a series of Safeco Common Stock Trust. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call [1-800-407-7298]).

INTRODUCTION................................................................2

EXHIBITS....................................................................2

ADDITIONAL INFORMATION ABOUT PIONEER VALUE FUND.............................2

     FUND HISTORY...........................................................2

     DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.......................2

     MANAGEMENT OF THE FUND.................................................3

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................3

     INVESTMENT ADVISORY AND OTHER SERVICES.................................3

     BROKERAGE ALLOCATION AND OTHER PRACTICES...............................3

     CAPITAL STOCK AND OTHER SECURITIES.....................................3

     PURCHASE, REDEMPTION AND PRICING OF SHARES.............................3

     TAXATION OF THE FUND...................................................3

     UNDERWRITERS...........................................................3

     CALCULATION OF PERFORMANCE DATA........................................3

     FINANCIAL STATEMENTS...................................................3

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated _______, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco Large-Cap Value Fund, a series of Safeco Common Stock Trust, into Pioneer Value Fund and in connection with the solicitation by the management of Safeco Common Stock Trust of proxies to be voted at the Meeting of Shareholders of Safeco Large-Cap Value Fund to be held on __________, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Value Fund's statement of additional information for Class A, B, C, R and Y shares, dated August 5, 2004 (the "SAI") (File No. 2-32773), as filed with the Securities and Exchange Commission on August 5, 2004 (Accession No. 0001016964-04-00329) and June 4, 2004 (Post-effective amendment no. 60) (Accession No. 0001016964-04-000240) are incorporated herein by reference.

2. Pioneer Value Fund's Annual Report for the fiscal year ended September 30, 2003 (File No. 811-01835), as filed with the Securities and Exchange Commission on November 28, 2003 (Accession No. 0001094522-03-000004) is incorporated herein by reference.

3. Pioneer Value Fund's Semi-Annual Report for the period ended March 31, 2004 (File No. 811-01835), as filed with the Securities and Exchange Commission on June 3, 2004 (Accession No. 0001016964-04-000217) is incorporated herein by reference.

4. Safeco Common Stock Trust's statement of additional information, dated April 30, 2004 (File No. 33-36700), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072454) is incorporated herein by reference.

5. Safeco Large-Cap Value Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-06167), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
     0001193125-04-030270) is incorporated herein by reference.

6. [Safeco Large-Cap Value Fund's Semi-Annual Report for the period ended June 30, 2004] [to be filed]

                          ADDITIONAL INFORMATION ABOUT
                               PIONEER VALUE FUND

FUND HISTORY

         For additional information about Pioneer Value Fund generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Value Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about Pioneer Value Fund's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information
- Share ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer Value Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Pioneer Value Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Value Fund, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Value Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Value Fund, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about the Pioneer Value Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Pioneer Value Fund, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Value Fund's SAI.

     [Pro Forma Financial Statements to be filed by amendment.]

                                     PART C

                                OTHER INFORMATION
                               PIONEER VALUE FUND

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Value Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 2-32773 and 811-01835) as filed with the Securities and Exchange Commission on June 4, 2004 (Accession No. 0001016964-04-000240), which information is incorporated herein by reference.

(1)(a)    Agreement and Declaration of Trust                                             (1)

(1)(b)    Amendment to Agreement and Declaration of Trust                                (3)

(1)(c)    Amendment to Agreement and Declaration of Trust to establish
          Investor Class Shares                                                          (*)

(2)       Restated By-Laws                                                               (2)

(3)       Not applicable

(4)       Form of Agreement and Plan of Reorganization                                   (7)

(5)       Reference is made to Exhibits (1) and (2) hereof

(6)(a)    Management Contract                                                            (5)

(6)(b)    Expense Limitation Agreement                                                   (*)

(7)       Underwriting Agreement with Pioneer Funds Distributor, Inc.                    (3)

(8)       Not applicable

(9)       Custodian Agreement with Brown Brothers Harriman & Co.                         (3)

(10)      Multiple Class Plan Pursuant to Rule 18f-3                                     (*)

(11)      Opinion of Counsel (legality of securities being offered)                      (*)

(12)      Form of opinion as to tax matters and consent                                  (*)

(13)(a)   Investment Company Service Agreement with Pioneering Services Corporation      (5)

(13)(b)   Administration Agreement with Pioneer Investment Management, Inc.              (4)

(14)      Consents of Independent Registered Public Accounting Firm                      (*)

(15)      Not applicable

(16)      Powers of Attorney                                                             (5)

(17)(a)   Code of Ethics                                                                 (6)

(17)(b)   Form of Proxy Card                                                             (*)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on May 1, 1996 (Accession no. 0000078758-96-000017).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on November 27, 2000 (Accession no.0001016964-00-000172).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on January 25, 2002 (Accession no. 0001016964-02-000006).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on January 27, 2003 (Accession no. 0001016964-03-000010).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on December 1, 2003 (Accession no. 0001016964-03-000245).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-32773; 811-01835), as filed with the Securities and Exchange Commission on June 4, 2004 (Accession no. 0001016964-04-000240).

(7) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 20th day of August, 2004.

                                        Pioneer Value Fund

                                        By: /s/ Osbert M. Hood
                                        ----------------------------------------

                                        Osbert M. Hood
                                        Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                              Title                                Date
         *                            Chairman of the Board, Trustee,     August 20, 2004
---------------------------
John F. Cogan, Jr.                    and President

         *                            Chief Financial Officer and         August 20, 2004
---------------------------
Vincent Nave                          Treasurer
         *
---------------------------
Mary K. Bush                          Trustee
         *
---------------------------
Richard H. Egdahl                     Trustee
         *
---------------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood
---------------------------
Osbert M. Hood                        Trustee

         *
---------------------------
Marguerite A. Piret                   Trustee
         *
---------------------------
Steven K. West                        Trustee
         *
---------------------------
John Winthrop                         Trustee

*  By:  /s/ Osbert M. Hood                                                August 20, 2004
        --------------------------------------------
        Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
(1)(c)            Amendment to Agreement and Declaration of Trust to establish
                  Investor Class Shares

(6)(b)            Expense Limitation Agreement

(10)              Multiple Class Plan Pursuant to Rule 18f-3

(11)              Opinion of Counsel

(12)              Form of Opinion as to Tax Matters and Consent

(14)              Consents of Independent Registered Public Accounting Firm

(17)(b)           Form of Proxy Card